[logo] WM VARIABLE
          Trust

                                  SEMI-ANNAUL
                                       Report

                               [graphic omitted]

                                                    ----------------------------
                                                    THE DIFFERENCE IS EXPERIENCE
                                                    ----------------------------

                                          for the six months ended June 30, 1999

FIXED-INCOME fund divisions
               money market fund
               short term high quality bond fund
               U.S. government securities fund
               income fund

EQUITY fund divisions
               bond & stock fund
               growth & income fund
               growth fund
               northwest fund
               emerging growth fund
               international growth fund

STRATEGIC ASSET MANAGEMENT portfolio divisions
               strategic growth portfolio
               conservative growth portfolio
               balanced portfolio
               flexible income portfolio
               income portfolio

MESSAGE FROM THE PRESIDENT .......................................     2
MARKET & ECONOMIC OVERVIEW .......................................     4
INDIVIDUAL FUND REVIEWS ..........................................     8
STATEMENTS OF ASSETS AND LIABILITIES .............................    38
STATEMENTS OF OPERATIONS .........................................    42
STATEMENTS OF CHANGES IN NET ASSETS ..............................    44
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY .....    48
FINANCIAL HIGHLIGHTS .............................................    50
PORTFOLIO OF INVESTMENTS .........................................    65
NOTES TO FINANCIAL STATEMENTS ....................................    87

MESSAGE FROM THE PRESIDENT

[graphic omitted]

[Photo of William G. Papesh]

We are pleased to provide you this WM Variable Trust semi-annual report for the period ended June 30, 1999.

As I review recent market activity, I am struck by certain similarities between the current investment environment and that of the 1950s and '60s. As in that period of American economic expansion, U.S. investors today are enjoying an extended period of economic abundance, brought about by structural changes in the global economy, as well as revolutionary technological advances.

Equity investors have benefited from exceptionally strong returns through much of this decade. The S&P 500 rose nearly 23% in the past 12 months, bringing the market's five-year cumulative gain through June 30, 1999, to over 240%.(1) Since 1995, the U.S. stock market has created almost $7 trillion in wealth.(2) On the fixed-income side, the early 1990s brought bond investors significant opportunities to benefit from declining interest rates. Internationally, increased opportunities in emerging markets have offered aggressive growth investors new venues in which to invest.

While this decade has been quite rewarding for many investors, there are aspects of the economy and financial markets that warrant some caution. For example, the domestic economy is expanding rapidly due primarily to strong consumer spending, with GDP growing around 4% on an annualized basis. As a result, there is increased fear among investors that higher inflation may lead to higher interest rates. Also, while the Dow Jones Industrial Average continued to post record highs, only recently has the stock market's strength broadened. Until the second quarter of 1999, stocks of small- and medium-sized companies had not kept pace with the mega-cap growth stocks, some of which are trading at more than 100 times earnings. There is also concern that rapid change in the technology sector has created a speculative environment, particularly with regard to some Internet stocks.

DEVELOP A STRATEGY TO WEATHER MARKET CYCLES
While no one can precisely predict the future course of the stock market, the economy and financial markets are often linked in more predictable ways. Economic growth can fuel inflation and higher interest rates, typically resulting in reduced consumer spending and slower corporate earnings growth. On the other hand, when the economy slows, interest rates typically fall, which helps to spur renewed investment. These cycles are an inherent part of investing. Fortunately, there are a variety of strategies that individual investors can employ to lessen the effects of market volatility on their portfolios.

First and foremost, investors can seek to remain diversified by investing in a mix of equity and fixed-income investments. Some investors may be tempted to ignore this strategy when stocks are posting 20%+ returns per year. For example, over the past five years, the WM VARIABLE TRUST GROWTH FUND posted an average annual return of 32.45%, not adjusted for the maximum sales charge. For the 12 months ended June 30, 1999, the Fund gained 61.62%.(3) Yet, I would caution investors to remember that these years have been marked by an exceptionally strong stock market. Over an investment horizon of 10 or 20 years, a diversified strategy can provide strong returns with less risk than a pure equity portfolio. The STRATEGIC ASSET MANAGEMENT PORTFOLIOS are designed to manage risk and represent a diversified investment solution.

Another strategy investors can use to help reduce risk in their investment portfolios is known as dollar cost averaging (DCA). With this strategy, a set amount or percentage is invested automatically from a fixed account or money market, within the WM VARIABLE TRUST, to a WM FUND or PORTFOLIO on a monthly, quarterly, semi-annual, or annual basis. The advantage of a DCA program is that it allows you to take advantage of price fluctuation. For example, if you invest $250 each month, more shares will be bought when prices are low and fewer shares when prices are high. It is important to note that DCA does not guarantee a profit or protect against a loss. You may select either a six-month or a 12-month program, both of which offer attractive rates.

YOUR INVESTMENT REPRESENTATIVE IS A VALUABLE RESOURCE
Whether you are investing for retirement, future college tuition costs, or short-term goals, your ability to meet your financial goals will require a well-defined investment strategy. Your Investment Representative can help you in several ways. First, he or she has the tools and resources available to help you clearly define your goals. Many individuals today who are saving for retirement, for example, may be unsure about the amount they actually need to save. Your Investment Representative can help you evaluate how the rising cost of living, coupled with today's longer lifespans, will affect your retirement savings goal. Secondly, your Investment Representative can assist you in determining which types of investment vehicles are best suited for your goals and objectives.

The WM VARIABLE TRUST FUNDS offer a variety of investment objectives to help you meet your financial goals. You can choose to combine individual funds, including stock, bond, and money market funds, to create a diversified portfolio. Or, if you seek the advantages of a professionally managed asset allocation portfolio, consider also the STRATEGIC ASSET MANAGEMENT PORTFOLIOS. We suggest you consult with your Investment Representative to determine which investments are appropriate for your particular needs.

Thank you for your continued trust in the WM VARIABLE TRUST. We look forward to continuing to provide you with investment opportunities, today and into the next century.

    Sincerely,

/s/ William G. Papesh

    William G. Papesh

    President

(1) Source: Ibbotson Associates

(2) Source: YOUR MONEY, June/July 1999

(3) Excludes all annuity expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased. Please see page 20 for additional performance and explanation. Past performance is not a guarantee of future results.

                                                              WM VARIABLE TRUST
                                                     market & economic overview

STRONG ECONOMIC GROWTH A POSITIVE FOR INVESTORS
As global markets stabilized, U.S. financial markets largely recovered in the fourth quarter of 1998. Normal price relationships in debt securities had been restored, and investor confidence was high. This positive environment spilled into 1999, as the Dow Jones Industrial Average broke through the 10,000-point barrier on March 29, 1999, and then eclipsed 11,000 in early May.

The first few months of 1999 followed trends of recent periods, as the largest companies tended to outperform smaller companies. In the first quarter of 1999, the S&P 500 returned 4.98%. The S&P Mid-Cap 400 posted a -6.38% return, while the Russell 2000, which represents smaller companies, fell 5.42%. This trend reversed in the second quarter as market breadth expanded; both the Mid-Cap (+14.16%) and Small-Cap (+15.55%) indices more than doubled the return of the S&P 500 (+7.05%). Value stocks also returned to favor after quite a long run of growth stock dominance. Generally speaking, a growth-oriented stock has the potential to increase earnings faster than other securities in the market. On the other hand, a value-oriented stock is currently thought of as having an undervalued price relative to the market.

STRONG ECONOMY BOLSTERS U.S. MARKETS
The U.S. economy posted surprisingly strong growth in the first quarter of 1999 and continued to expand in the second quarter, which bolstered corporate earnings growth. In 1998, gross domestic product (GDP) grew 3.9%, with increases in consumer spending generating a large amount of the results. Continued strength in economic growth in 1999 raised concerns of potentially higher inflation, but wage and price pressures did not materialize until the end of the period. This phenomenon is unique, as inflation pressures normally follow periods of such strong economic growth.

In the first quarter of 1999, GDP growth of 4.3% was attributed to increases in consumer spending and business investment in technology. Consumer spending grew at a 6.7% annual rate in the first quarter, a significant increase over prior quarters. Rising consumer confidence is due, in part, to falling energy prices and low interest rates, which has led to a boom in mortgage refinancing. Business investment in durable equipment also rose, with spending on information technology up 21% on an annualized basis. Residential construction spending also posted strong gains in the first quarter. Second quarter results reflected a slowdown in consumer spending after the sizzling housing market began to lose steam. The effect of a negative trade balance also reduced overall output during the period, with GDP growth initially reported below estimates at 2.3%.

Strong economic growth can often negatively impact the stock market, as investors fear rising inflation will trigger higher interest rates and dampen corporate earnings. Yet, despite historically low unemployment levels, inflation has remained relatively subdued, although employment costs have been on the rise. In a move that they called "pre-emptive", the Federal Reserve raised interest rates 25 basis points (0.25%) at its June 30, 1999, Federal Open Market Committee (FOMC) meeting.

DOW JONES INDUSTRIAL AVERAGE

six months ended 6-30-99
-----------------------------

Dec 98   9,181
Jan 99   9,643
         9,340
         9,120
         9,358
Feb 99   9,304
         9,274
         9,339
         9,306
Mar 99   9,736
         9,876
         9,903
         9,822
Apr 99   9,832
        10,173
        10,493
        10,689
        10,789
May 99  11,032
        10,913
        10,829
        10,560
Jun 99  10,800
        10,491
        10,856
        10,553
        10,971
        10,789

Source: The Wall Street Journal

Note: The Dow Jones Industrial Average is an unmanaged index of 30 stocks and is sometimes used to measure the overall U.S. stock market performance. Individuals cannot invest directly in an index.

YIELD ON THE 30-YEAR TREASURY BOND

six months ended 6-30-99
-----------------------------------
Dec 98  5.100
Jan 99  5.270
        5.110
        5.080
        5.090
Feb 99  5.350
        5.420
        5.390
        5.580
Mar 99  5.600
        5.530
        5.560
        5.660
Apr 99  5.600
        5.460
        5.570
        5.600
        5.660
May 99  5.810
        5.920
        5.750
        5.830
Jun 99  5.960
        6.160
        5.970
        6.150
        5.960

Source: The Wall Street Journal

Note: Represents yield on the 30-year Treasury bond which is sometimes used to characterize the overall bond market.

INTEREST RATES INCREASE
Following Russia's debt default last August, investors flocked to U.S. debt issues, and as a result, rates on lower-quality debt rose dramatically. With strong demand for U.S. government debt, yields on Treasuries fell while prices increased significantly. As the financial crisis spread to Latin America, the Federal Reserve acted to forestall a "liquidity crunch" and to maintain normal price relationships between short- and long-term debt. By the end of 1998, the Federal Reserve had dropped the target federal funds rate (the rate which banks charge each other for excess reserves held at the Federal Reserve Bank to meet overnight reserve requirements) from 5.5% to 4.8%, and cut the discount rate on two occasions to 4.5%.

Overall investor confidence continued to strengthen in the first quarter of 1999 and growth accelerated. As a result, the Federal Reserve's interest rate policy once again focused on inflation. With strong job growth and an unemployment rate at the lowest point in three decades, inflation remained relatively subdued, but employment costs are showing signs of increasing. Until recently, a combination of modest increases in wages and better-than-expected productivity gains had resulted in flat or lower unit labor costs. The Fed increased rates once and is poised to do so again if wage pressures are sustained.

Yields on long-term U.S. Treasury bonds climbed to nearly 6% on June 30, from 5.1% at the end of 1998. Since February, long-term interest rates have drifted upward, amid concerns that the Federal Reserve may be forced to act to forestall inflation.

               ASSET CLASS PERFORMANCE DISPARITY
               six months ended 6-30-99

               LARGE-CAP STOCKS                 12.38%
               MID-CAP STOCKS                    6.87%
               SMALL-CAP STOCKS                  9.29%
               MORTGAGE BONDS                    0.52%
               T-BILLS                           2.26%
               CORPORATE BONDS                  -2.26%
               GOVERNMENT BONDS                 -2.27%


Source: Ibbotson Associates. Domestic stocks are represented by: S&P 500, S&P Mid-Cap 400, and the Russell 2000, respectively. Bonds are represented by Lehman Brothers indices. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuation, and therefore, an investor may have a gain or loss in principal when the shares are sold. Indices are unmanaged and individuals cannot invest directly in an index. This chart is not intended to represent the performance of any mutual fund.

INTERNATIONAL MARKETS POST MIXED RESULTS
Several international economies have shown signs of recovery, but many analysts do not expect economic growth in emerging economies to reach the levels seen earlier in the decade for some time. The Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) Index gained over 4% for the six-month period ended June 30, 1999, with stronger performances by several Asian and Nordic countries offsetting generally weak results in most of Europe. The introduction of the Euro on January 1 established a new benchmark indicator for the direction of European economic growth and import/export activity. The cooperative framework between the 11 participating countries is being tested as the European Central Bank seeks to satisfy competing agendas. In one of its first moves, the bank cut interest rates 50 basis points to stimulate growth and increase pressure for corporate restructurings and labor market reform.

Japan continues to be mired in a recession. In yet another attempt to jump-start its economy, the Bank of Japan dropped short-term interest rates to nearly zero percent in March. However, corporate borrowing remains at very low levels. The Japanese economy has shown early signs of recovery, and the market responded very favorably in the second quarter. It still remains to be seen if the growth is sustainable and how long it will take for Japan to regain economic strength.

Financial stability in emerging economies is gradually being restored and markets have resoundingly responded. International Finance Corporation's Global Emerging Composite Index was up over 38% in just six months, as the Asian region has been very strong. In Latin America, stock markets of both Mexico and Brazil strengthened considerably in 1999 as global uncertainty eased.

Slower economic growth internationally had a negative effect on U.S. export growth. Exports have increased from their lows, but have been more than offset by huge growth in imports. In the near term, the U.S. economy will continue to rely on domestic consumer demand, but the trade balance could improve in the coming months.

TEMPERING THE EFFECTS OF MARKET VOLATILITY
While the stock market has continued to reach new highs this year, no one can predict what direction it is headed next. As an investor, however, one thing you can count on with certainty is market volatility. Investors should not become overconfident that the markets will continue to provide the above-average returns we have witnessed in recent years. Even in a bull market, it is wise to be prepared for market volatility. Since investment risk and reward go hand-in-hand, it is essential that you take steps to protect your assets while striving to meet your long-term goals.

Asset allocation and diversification help to minimize risk. Investing in different asset classes, such as stocks, bonds and cash equivalents, can help you minimize the effect a downturn in one market sector may have on your entire portfolio. While creating a well-diversified portfolio can help smooth out the effects of market swings on your overall portfolio, it is essential that you review your investment mix on a regular basis. Allowing your portfolio to become too heavily weighted in one asset class can reduce diversification and expose you to unnecessary risk.

               INTERNATIONAL MARKET PERFORMANCE
               six months ended 6-30-99

               WORLD                             8.69%
               EUROPE                           -2.27%
               PACIFIC REGION                   21.95%
               JAPAN                            29.64%
               NORDIC REGION                    16.90%
               IFCG EMERGING MARKETS            38.27%

Sources: Morgan Stanley Capital International (MSCI). MSCI indices are maintained and calculated by Morgan Stanley's Capital International group, which tracks more than 45 equity markets throughout the world. The MSCI indices are market capitalization weighted and cover both developed and emerging markets. In addition to the country indices, MSCI also calculates aggregate indices for the world, Europe, North America, Asia and Latin America. Most international mutual funds measure their performance against MSCI indices. Each region above is represented by the corresponding MSCI Index in U.S. Dollars. There are additional risks associated with international investing, including currency fluctuations.

INVESTMENT CHOICES OFFERED BY THE WM VARIABLE TRUST
The WM VARIABLE TRUST FUNDS offer an array of professionally managed, tax-deferred investments that may be appropriate for your portfolio. Depending on your financial goals, you can choose among a variety of investment options, including six equity funds, three bond funds, a money market fund, and five asset allocation portfolios.

To find out how the WM VARIABLE TRUST FUNDS can help you reach your long-term goals, please contact your Investment Representative for a STRATEGIC ASSET MANAGER prospectus, which contains more complete information, including charges and expenses.

         TO OUR CONTRACT OWNERS:


                          WE ARE PLEASED TO PROVIDE YOU
                  WITH AN OVERVIEW OF THE FUNDS AND PORTFOLIOS
                            IN THE WM VARIABLE TRUST
                  FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999.

                        TO HELP YOU BETTER UNDERSTAND THE
                       PROFESSIONAL INVESTMENT MANAGEMENT
                      AVAILABLE TO YOU AS A CONTRACT OWNER
                        WITH INVESTMENT OPTIONS FROM THE
                     WM VARIABLE TRUST FUNDS AND PORTFOLIOS,
                              WE HAVE ALSO INCLUDED
                   BIOGRAPHIES OF THE INVESTMENT PROFESSIONALS
                  MANAGING THE UNDERLYING FUNDS AND PORTFOLIOS.

                                                               WM Variable Trust

INDIVIDUAL FUND reviews
--------------------------------------------------------------------------------
WM ADVISORS, INC. IS THE INVESTMENT ADVISOR TO WM VARIABLE TRUST, AND HAS GENERAL OVERSIGHT RESPONSIBILITY FOR THE ADVISORY SERVICES PROVIDED TO THE UNDERLYING FUNDS. THESE SERVICES INCLUDE FORMULATING THE UNDERLYING FUNDS' INVESTMENT POLICIES, ANALYZING ECONOMIC TRENDS AFFECTING THE FUNDS, AND DIRECTING AND EVALUATING THE INVESTMENT SERVICES PROVIDED BY THE SUB-ADVISORS AND THE INDIVIDUAL PORTFOLIO MANAGERS OF EACH FUND. WM ADVISORS, INC. SUPERVISES THE INDIVIDUAL PORTFOLIO MANAGERS IN THEIR DAY-TO-DAY MANAGEMENT OF THE UNDERLYING FUNDS IN THE WM VARIABLE TRUST FAMILY TO ENSURE THAT POLICIES AND GUIDELINES ARE MET, AND TO DETERMINE APPROPRIATE INVESTMENT PERFORMANCE MEASURES.

UNDERSTANDING THE ENCLOSED CHARTS

In order to help you understand each WM Variable Trust Fund's investment performance, we have included the following discussions along with graphs that compare each Fund's performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the unit value of the Fund as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A Fund's unit value and investment return will vary with market conditions, and the principal value of an investment when you redeem your units may be more or less than the original cost.

Where applicable, the total returns of the Funds reflect the Advisors' voluntary waiver of fees, reimbursement of certain expenses, and credits allowed by the Custodian. Total returns would have been lower if these fees, expenses, and credits had not been waived, reimbursed or reduced.

Both the Funds' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.

THE YEAR 2000 PROBLEM

Many computer systems in use today cannot properly process date-related information in relation to the year 2000. This issue originates in the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000. At the turn of the new century, computer systems may not function properly because they may not be able to recognize or interpret the year 2000.

Should any of the computer systems employed by the underlying WM Variable Trust Funds' or Portfolios' major service providers fail to process this type of information properly, it could have a negative impact on underlying Fund or Portfolio operations and services that are provided to contract owners. Similarly, the values of certain of the underlying WM Variable Trust Funds' or Portfolios' assets may be adversely affected by the inability of their issues or third parties to properly process date-related information.

The Advisor, Shareholder Servicing Agent and Administrator have advised the underlying Funds and Portfolios that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to avoid any such negative impact. Furthermore, the underlying Funds and Portfolios are seeking assurances from each of their key service providers that similar replacements or modifications will be completed to avoid any negative impact from this issue. As of this date, the underlying Funds and Portfolios have received assurances from their key service providers. However, there can be no guarantee that the assurances will ultimately be successful. In the event a key service provider cannot provide such assurances, the underlying Funds and Portfolios may consider retaining an alternative service provider.

In addition, the Advisor has been advised by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the underlying Funds, Portfolios, and Advisor have no reason to believe that these goals will not be achieved.

The Funds of the WM Variable Trust may not be purchased directly but are currently available only through the WM Strategic Asset Manager and WM Advantage tax-deferred variable annuities issued by American General Life Insurance Company. Annuity contract owner values will depend not only on the performance of the Funds, but also on the mortality and expense risk charges and administrative charges under the WM Strategic Asset Manager and WM Advantage tax-deferred variable annuity contracts.

MONEY MARKET fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGER:
AUDREY QUAYE
WM ADVISORS, INC.

Audrey Quaye has over six years experience in investment management and analysis. She is a Certified Public Accountant, holds an MBA, and has been with WM Advisors, Inc. since 1996.

ECONOMIC OVERVIEW

Economic data released during the last six months indicated stronger-than-expected growth, led by the housing, manufacturing and retail sectors. Consumer confidence was high during most of the period, as strength in personal income supported large increases in spending levels. Labor markets continued to be tight as the unemployment rate declined to a historically low 4.2% in March of 1999 and closed the period at 4.3%. Conversely, growth was slowed somewhat by weak export demand in selected sectors. This occurred despite evidence of improving economic conditions in Southeast Asian countries. Oil prices, an important factor in overall global inflation, surged in April following an OPEC agreement on production rates and led to some concern of mounting price pressures. The Federal Open Market Committee raised its target fed funds rate (the rate at which banks borrow from each other) from 4.75% to 5% on June 30, 1999. The Fed took this action in response to mounting evidence of inflationary pressures in the U.S. economy.

The benchmark 90-day U.S. Treasury bill yield averaged 4.53% during the six-month period ended June 30, 1999. The Treasury bill yield declined from 4.46% on January 1, 1999, to 4.27% on April 13, 1999. The yield then rose to a high of 4.82% on June 29, 1999, in anticipation of the Fed rate hike. Likewise, the three-month money market rate rose from 4.85% on April 26, 1999, to 5.32% on June 30, 1999.

ECONOMIC AND INTEREST RATE OUTLOOK

Our outlook on the bond market has shifted to a more neutral stance, as the inflation outlook is uncertain. Until conditions warrant a shift, we will continue to remain neutral relative to our benchmark.

FUND STRATEGY

The MONEY MARKET FUND'S net assets on June 30, 1999, totaled $23.18 million, down 27% from $31.86 million on December 31, 1998. The Fund's net assets declined primarily due to the rebalancing of the WM Variable Trust Strategic Asset Management Portfolios, which invest in the Fund. During the period, we increased the Fund's exposure to the banking and foreign sectors. We also reduced the portfolio's weighted average maturity in view of our interest rate outlook.

Note: Principal is not guaranteed or insured by the U.S. Government, and yields will fluctuate depending on market conditions. There is no assurance the Fund will maintain a stable unit value.

                                                                      money fund

SHORT TERM HIGH QUALITY BOND fund

PORTFOLIO MANAGER
GARY POKRZYWINSKI
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than six years, manages the Short Term High Quality Bond Fund.
Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

Performance Review(4)

The SHORT TERM HIGH QUALITY BOND FUND advanced 1.20% during the six-month period ended June 30, 1999, as interest rates generally increased. Long-term results are very favorable and provide the potential for inflation protection, as the Fund has averaged 4.96% for the past five years.

                     GROWTH OF A $10,000 INVESTMENT(2),(3)

                        Fund                              Lehman Brothers
                      (without                           Mutual Fund Short
                      annuity           Inflation        (1-5) Investment
                      expenses)(4)       (CPI)(1)       Grade Debt Index(1)
--------------------------------------------------------------------------------
Inception 1/12/94     $10,000            $10,000            $10,000
                       10,000             10,000             10,000
                        9,960             10,028              9,898
Mar 94                  9,920             10,049              9,785
                        9,880             10,090              9,726
                        9,880             10,097              9,743
Jun 94                  9,880             10,097              9,770
                        9,961             10,125              9,898
                       10,001             10,159              9,942
Sep 94                  9,953             10,194              9,887
                        9,994             10,208              9,899
                        9,994             10,215              9,843
Dec 94                  9,838             10,250              9,864
                        9,838             10,277             10,027
                        9,838             10,318             10,227
Mar 95                  9,921             10,346             10,291
                        9,999             10,354             10,412
                       10,081             10,367             10,680
Jun 95                 10,288             10,367             10,750
                       10,329             10,409             10,778
                       10,329             10,450             10,871
Sep 95                 10,329             10,485             10,942
                       10,413             10,519             11,049
                       10,455             10,540             11,182
Dec 95                 10,583             10,561             11,288
                       10,668             10,561             11,405
                       10,753             10,589             11,323
Mar 96                 10,710             10,610             11,279
                       10,710             10,645             11,269
                       10,710             10,638             11,278
Jun 96                 10,797             10,630             11,384
                       10,841             10,693             11,427
                       10,886             10,727             11,450
Sep 96                 10,975             10,783             11,596
                       11,065             10,825             11,775
                       11,155             10,845             11,905
Dec 96                 11,155             10,852             11,863
                       11,201             10,873             11,924
                       11,247             10,893             11,955
Mar 97                 11,247             10,928             11,901
                       11,294             10,963             12,025
                       11,387             10,984             12,121
Jun 97                 11,433             10,984             12,227
                       11,575             11,019             12,440
                       11,575             11,053             12,403
Sep 97                 11,670             11,081             12,532
                       11,718             11,094             12,620
                       11,766             11,087             12,641
Dec 97                 11,814             11,101             12,724
                       11,862             11,122             12,877
                       11,911             11,143             12,886
Mar 98                 11,940             11,164             12,935
                       11,988             11,184             13,006
                       12,038             11,204             13,095
Jun 98                 12,087             11,218             13,163
                       12,137             11,231             13,215
                       12,236             11,245             13,328
Sep 98                 12,385             11,258             13,602
                       12,436             11,285             13,578
                       12,436             11,285             13,642
Dec 98                 12,487             11,299             13,687
                       12,436             11,326             13,788
                       12,538             11,340             13,668
Mar 99                 12,589             11,375             13,795
                       12,589             11,457             13,861
                       12,538             11,457             13,775
Jun 99                 12,585             11,499             13,813

(1) Index total returns were calculated from 1/31/94 to 6/30/99. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade corporate debt securities with maturities of one to five years.
   The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.
(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2), (3)                             SIX MONTH     ONE YEAR     FIVE YEAR(8)   SINCE INCEPTION(8)
                                                                                                                  (January 12, 1994)
Fund (without annuity expenses)(4)                                         1.20%         4.13%         4.96%             4.30%
Fund (with annuity expenses)(5), (6)                                       0.49%         2.67%         3.50%             2.84%
Fund (adjusted for the maximum surrender charge)(5), (7)                  -5.99%        -3.08%         2.71%             2.08%
Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index(1)     0.92%         4.94%         7.17%             6.14%

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Generally, with a portfolio of short-term securities, the largest contributor to performance is almost always the income generated by the Fund. Short-term bond prices are normally relatively stable, as they do not fluctuate with interest rate changes as much as long-term holdings. In addition, the Fund is highly concentrated in the highest rated securities. It is managed in an effort to be more stable and less risky than longer-maturity and lower-rated investment vehicles.

During the six-month period ended June 30, 1999, interest rates rose significantly, even for short-term maturities. The yield on the two-year Treasury rose nearly 100 basis points, (1.00%) from 4.53% in December to 5.52% in June. Although this had a negative impact on performance because of the Fund's short-term holdings, the effects were tempered. Relative performance can be attributed to the low duration (a measure of price sensitivity to interest rate changes) of the Fund and the strength in mortgages and asset-backed securities. These securities performed very well in the first quarter, although they were down slightly in the second quarter. After performing relatively well during the early part of 1999, corporate bonds underperformed modestly during the second quarter. Concerns over continued intervention by the Federal Reserve caused yield differentials to increase relative to Treasuries.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

As always, we remain very focused on high-quality holdings with an average weighting of AA++; currently, 77% of assets are invested in bonds rated AA or higher. Asset-backed securities have provided strong overall results in 1999. These holdings currently provide a 65 basis point yield advantage over Treasuries and have a secure structure with very little credit risk. We are in the process of increasing the position of these types of securities. We feel that a diversified portfolio of short-term mortgages, asset-backed, corporates and Treasuries should generate a competitive yield and provide relative stability.

The overall investment strategy is to modestly shift the holdings between sectors depending upon historical yield (spread) relationships. Generally, we think the best approach is to have the highest ratings concentrated in asset-backed, mortgage, and Treasury securities (equivalent to AAA) and hold corporate securities for the A and BBB portion. This balance provides good risk/reward characteristics. Currently, we are looking to add additional income to the Fund by focusing investments in BBB rated securities.

                        SHORT TERM HIGH QUALITY BOND fund
                            portfolio composition(++)

                      AAA                              64%
                      AA                               13%
                      A                                 9%
                      BBB                              13%
                      BB                                1%

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Economic growth has been far greater than predicted by most economists and analysts. The domestic economy has expanded at an average of nearly 4% for the past six months -- high relative to historical averages. Following the higher-than-expected growth were renewed concerns over inflation and the intervention by the Federal Reserve. This has caused a fairly substantial rise in interest rates for short-term Treasuries. We feel that the interest rate increase is a short-term phenomenon, and we see rates falling over the next 12 months. This would create a very positive environment for the Fund -- if growth slows from current levels and inflation concerns subside, rates could fall, supporting price performance for fixed-income assets.

(++) Allocation percentages are based on total investment value of the portfolio as of 6/30/99. Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's. Past performance is not a guarantee of future results.

                                                               fixed-income fund

U.S. GOVERNMENT SECURITIES fund

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey, who has over 15 years banking and financial analysis experience and joined WM Advisors, Inc. in 1998, manages the U.S. Government Securities Fund. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California, Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW(4)
The U.S. GOVERNMENT SECURITIES FUND returned -0.67%, as interest rates increased during the six-month period ended June 30, 1999. Long-term results are very favorable and provide the potential for inflation protection, as the Fund has averaged 7.16% for the past five years. For additional information, see the accompanying chart.

                     GROWTH OF A $10,000 INVESTMENT(2), (3)

                                                    Lehman        Lehman
                         Fund                      Brothers      Brothers
                      (without                       U.S.           U.S.
                      annuity       Inflation      Government     Mortgage
                      expenses)(4)  (CPI)(1)        Index(1)      Index(1)
--------------------------------------------------------------------------------
Inception 5/6/93       $10,000       $10,000       $10,000       $10,000
                        10,010        10,000        10,000        10,000
Jun 93                  10,093         9,993        10,222        10,076
                        10,153        10,042        10,284        10,116
                        10,283        10,077        10,514        10,164
Sep 93                  10,294        10,112        10,554        10,173
                        10,305        10,141        10,594        10,202
                        10,163        10,155        10,477        10,182
Dec 93                  10,227        10,169        10,518        10,265
                        10,359        10,169        10,662        10,366
                        10,176        10,198        10,436        10,294
Mar 94                   9,921        10,219        10,201        10,026
                         9,829        10,261        10,121         9,952
                         9,808        10,268        10,108         9,992
Jun 94                   9,792        10,268        10,084         9,970
                         9,928        10,296        10,270        10,169
                         9,928        10,331        10,272        10,202
Sep 94                   9,824        10,366        10,127        10,057
                         9,803        10,380        10,120        10,051
                         9,760        10,388        10,102        10,020
Dec 94                   9,813        10,423        10,163        10,100
                        10,017        10,451        10,352        10,316
                        10,265        10,493        10,575        10,579
Mar 95                  10,329        10,521        10,642        10,629
                        10,460        10,529        10,781        10,779
                        10,821        10,542        11,216        11,119
Jun 95                  10,876        10,542        11,302        11,182
                        10,853        10,585        11,260        11,201
                        10,976        10,627        11,392        11,318
Sep 95                  11,031        10,662        11,501        11,418
                        11,211        10,697        11,676        11,519
                        11,403        10,719        11,858        11,650
Dec 95                  11,471        10,740        12,027        11,796
                        11,574        10,740        12,100        11,885
                        11,379        10,768        11,853        11,786
Mar 96                  11,333        10,789        11,755        11,743
                        11,263        10,825        11,679        11,711
                        11,193        10,817        11,660        11,677
Jun 96                  11,321        10,810        11,810        11,838
                        11,298        10,874        11,840        11,882
                        11,298        10,908        11,813        11,882
Sep 96                  11,487        10,965        12,010        12,080
                        11,750        11,008        12,274        12,317
                        11,954        11,029        12,487        12,493
Dec 96                  11,894        11,035        12,360        12,428
                        11,931        11,056        12,374        12,520
                        11,979        11,077        12,391        12,561
Mar 97                  11,833        11,113        12,260        12,443
                        11,982        11,148        12,436        12,641
                        12,105        11,170        12,544        12,765
Jun 97                  12,241        11,170        12,685        12,915
                        12,556        11,205        13,045        13,158
                        12,443        11,240        12,916        13,126
Sep 97                  12,632        11,268        13,109        13,293
                        12,862        11,282        13,336        13,440
                        12,874        11,275        13,404        13,485
Dec 97                  13,015        11,288        13,545        13,607
                        13,183        11,310        13,748        13,742
                        13,144        11,331        13,711        13,771
Mar 98                  13,156        11,353        13,749        13,829
                        13,235        11,373        13,811        13,908
                        13,379        11,394        13,953        13,999
Jun 98                  13,499        11,408        14,113        14,066
                        13,552        11,421        14,134        14,138
                        13,794        11,435        14,501        14,267
Sep 98                  13,929        11,449        14,893        14,440
                        13,997        11,476        14,842        14,421
                        13,875        11,476        14,847        14,493
Dec 98                  13,931        11,490        14,879        14,555
                        13,999        11,518        14,966        14,659
                        13,862        11,532        14,609        14,600
Mar 99                  13,967        11,567        14,666        14,698
                        14,023        11,651        14,700        14,765
                        13,911        11,651        14,571        14,683
Jun 99                  13,837        11,694        14,542        14,631

(1) Index total returns were calculated from 5/31/93 to 6/30/99. The Lehman Brothers U.S. Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers U.S. Mortgage Index includes all agency mortgage-backed securities. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.
(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2), (3)                  SIX MONTH       ONE YEAR     FIVE YEAR(8)  SINCE INCEPTION(8)
                                                                                                          (May 6, 1993)
Fund (without annuity expenses)(4)                             -0.67%          2.49%          7.16%           5.42%
Fund (with annuity expenses)(5), (6)                           -1.38%          1.04%          5.67%           3.95%
Fund (adjusted for the maximum surrender charge)(5), (7)       -7.85%         -4.71%          4.94%           3.42%
Lehman Brothers U.S. Government Index(1)                       -2.27%          3.04%          7.60%           6.35%
Lehman Brothers U.S. Mortgage Index(1)                          0.52%          4.01%          7.97%           6.46%

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates rose dramatically over the last six months, as worries about the global economy receded and the U.S. economy remained remarkably strong. Consumer spending increased, as strong consumer confidence and rising income levels supported growth. With the higher-than-expected growth, price pressures surfaced, and the Federal Reserve increased short-term interest rates at the end of the period. The rate on the two-year Treasury note increased nearly 100 basis points, from 4.53% to 5.52%, while the 30-year bond yield rose 88 basis points to 5.97%. This, of course, had a negative impact on the performance of the Fund, since bond prices move in the opposite direction of interest rates.

Helping offset the higher interest rates was the improved performance of mortgage-backed securities during the period. Mortgage spreads tightened in the past six months, as prepayment fears lessened and refinancing opportunities diminished. Consequently, mortgage holdings outperformed Treasuries, as the difference in yields between these two types of bonds got smaller. This allowed better relative price movement as well as normally higher income levels. However, near the end of the period, spreads began to widen somewhat, as investors feared mortgage prepayments would slow more than originally expected, increasing their sensitivity to changes in interest rates or duration, beyond desired levels.

Mortgages make up a significant portion of the Fund and have generated good results relative to many other fixed-income investments for the period. In fact, the Fund significantly outpaced its benchmark, the Lehman Brothers U.S. Government Index, which returned -2.27% over the past six months. We will continue to focus on mortgage-backed securities, as they normally perform very well in stable interest rate environments, and we feel this strategy will help us meet our long-term investment goals.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We used the back up in rates to purchase higher coupon mortgages near par, which will balance out the negative effects of fast prepayments if rates should fall again and prepayments speed up. And with the increase in rates and the spread widening at the end of the period, these new purchases will potentially add to the overall level of income in the Fund, without adding to its duration. Our long-term strategy is to hold approximately 90% of portfolio assets in mortgages to capitalize on their yield advantage over Treasuries.

                         U.S. GOVERNMENT SECURITIES fund
                            portfolio composition(++)

                        GNMA                             19%
                        FGLMC                            13%
                        U.S. TREASURIES                   5%
                        AGENCY NOTES                     15%
                        CASH EQUIVALENTS                  7%
                        FNMAs                            21%
                        CMOs                             20%

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The economy should continue to grow at a reasonable level, although at a slower pace than the last few quarters. However, fears of renewed inflation stemming from strong consumer spending and an improving global economy will keep interest rates volatile for a period until the market can gain a clearer picture of the outlook for the economy. We expect the Fund to continue to perform well in this environment. The high percentage of mortgage securities should generate a relatively high level of income in any rate scenario, while mitigating price fluctuations in a volatile market.

(++) Allocation percentages are based on total investment value of the portfolio as of 6/30/99.

                                                               fixed-income fund

INCOME fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than six years, manages the Income Fund. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW(4)

The INCOME FUND returned -2.54% during the period, as interest rates increased throughout the first half of 1999. Long-term results are very favorable and provide the potential for inflation protection, as the Fund has averaged 7.86% for the past five years.

                     GROWTH OF A $10,000 INVESTMENT(2), (3)

                                                    Lehman        Lehman
                                                   Brothers      Brothers
                         Fund                      Corporate     Government/
                      (without                       Debt        Corporate
                      annuity       Inflation      BBB-Rated       Bond
                      expenses)(4)  (CPI)(1)        Index(1)      Index(1)
--------------------------------------------------------------------------------
Inception 5/7/93       $10,000       $10,000       $10,000       $10,000
                         9,950        10,000        10,000        10,000
Jun 93                  10,224         9,993        10,243        10,227
                        10,284        10,042        10,317        10,292
                        10,595        10,077        10,574        10,529
Sep 93                  10,590        10,112        10,599        10,566
                        10,661        10,141        10,652        10,609
                        10,489        10,155        10,521        10,489
Dec 93                  10,562        10,169        10,583        10,536
                        10,766        10,169        10,788        10,694
                        10,429        10,198        10,534        10,461
Mar 94                  10,010        10,219        10,210        10,204
                         9,844        10,261        10,112        10,120
                         9,782        10,268        10,075        10,101
Jun 94                   9,735        10,268        10,050        10,078
                         9,999        10,296        10,304        10,280
                         9,957        10,331        10,315        10,284
Sep 94                   9,735        10,366        10,123        10,128
                         9,693        10,380        10,100        10,117
                         9,693        10,388        10,084        10,099
Dec 94                   9,703        10,423        10,168        10,166
                         9,917        10,451        10,383        10,361
                        10,207        10,493        10,682        10,601
Mar 95                  10,271        10,521        10,770        10,672
                        10,414        10,529        10,952        10,821
                        11,097        10,542        11,468        11,274
Jun 95                  11,141        10,542        11,571        11,364
                        11,006        10,585        11,520        11,320
                        11,275        10,627        11,706        11,465
Sep 95                  11,432        10,662        11,844        11,582
                        11,671        10,697        11,998        11,752
                        11,887        10,719        12,227        11,946
Dec 95                  12,138        10,740        12,429        12,122
                        12,126        10,740        12,509        12,197
                        11,686        10,768        12,212        11,938
Mar 96                  11,559        10,789        12,108        11,838
                        11,417        10,825        12,007        11,756
                        11,394        10,817        11,986        11,736
Jun 96                  11,559        10,810        12,162        11,893
                        11,583        10,874        12,185        11,921
                        11,487        10,908        12,147        11,892
Sep 96                  11,739        10,965        12,405        12,104
                        12,093        11,008        12,743        12,386
                        12,324        11,029        13,016        12,614
Dec 96                  12,190        11,035        12,836        12,474
                        12,165        11,056        12,854        12,489
                        12,215        11,077        12,908        12,515
Mar 97                  12,016        11,113        12,707        12,366
                        12,219        11,148        12,900        12,547
                        12,333        11,170        13,046        12,663
Jun 97                  12,522        11,170        13,231        12,815
                        13,063        11,205        13,715        13,207
                        12,830        11,240        13,512        13,060
Sep 97                  13,075        11,268        13,748        13,265
                        13,324        11,282        13,923        13,477
                        13,402        11,275        14,001        13,548
Dec 97                  13,573        11,288        14,149        13,690
                        13,746        11,310        14,318        13,883
                        13,706        11,331        14,313        13,856
Mar 98                  13,746        11,353        14,366        13,899
                        13,800        11,373        14,457        13,968
                        14,003        11,394        14,629        14,118
Jun 98                  14,152        11,408        14,737        14,262
                        14,126        11,421        14,724        14,273
                        14,291        11,435        14,793        14,551
Sep 98                  14,707        11,449        15,272        14,968
                        14,385        11,476        15,037        14,861
                        14,567        11,476        15,320        14,950
Dec 98                  14,583        11,490        15,364        14,986
                        14,726        11,518        15,516        15,093
                        14,327        11,532        15,149        14,734
Mar 99                  14,465        11,567        15,256        14,807
                        14,537        11,651        15,300        14,844
                        14,333        11,651        15,095        14,691
Jun 99                  14,213        11,694        15,017        14,646

(1) Index total returns were calculated from 5/31/93 to 6/30/99. The Lehman Brothers Government/Corporate Bond Index represents all government and corporate bonds. The Lehman Brothers BBB-Index represents all investment-grade, corporate debt securities. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.
(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2), (3)                  SIX MONTH      ONE YEAR       FIVE YEAR(8)  SINCE INCEPTION(8)
                                                                                                         (May 7, 1993)
Fund (without annuity expenses)(4)                             -2.54%          0.42%          7.86%           5.89%
Fund (with annuity expenses)(5), (6)                           -3.24%         -1.03%          6.35%           4.40%
Fund (adjusted for the maximum surrender charge)(5), (7)       -9.72%         -6.78%          5.65%           3.88%
Lehman Brothers Corporate Debt BBB-Rated Index(1)              -2.26%          1.90%          8.36%           6.91%
Lehman Brothers Government/Corporate Bond Index(1)             -2.27%          2.69%          7.76%           6.47%

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates rose fairly significantly over the last six months, especially for intermediate-term bonds. Stronger-than-expected economic growth instilled new concerns over accelerating inflation. As a result, the yield of the ten-year Treasury increased by 113 basis points (1.13%) during the period. Although this negatively affected the price of the Fund, the competitive levels of income offset some of the negative performance. Over a long-term investment horizon, the majority of the overall total return of the Fund will be derived from its yield.

The performance over the six-month period was helped by a resurgence in the corporate sector in the first quarter. As the flight-to-quality of last summer moved past us, our dominant investment sector -- investment-grade corporate bonds -- outperformed much of the fixed-income market in early 1999. Economic strength, a surging stock market, and good consumer sentiment supported this sector. Corporate bonds then underperformed modestly during the second quarter of 1999. Yield spreads widened slightly over the last three months relative to Treasuries -- this meant the corporate yields increased more than Treasuries, causing prices to decrease a bit more. Worries that the Fed will have to continue to tighten to slow the economy caused the spreads to widen. So far, this is only a minor worry to the market as evidenced by the modest underperformance.

Mortgage spreads also widened during the second quarter even with the increase in rates. This followed a very strong first quarter for mortgage-backed securities. Normally, mortgages perform well when treasury rates increase, but the large back up in rates over such a short time caused the duration (a measure of price sensitivity to changes in interest rates) of mortgage securities to extend dramatically. This significantly lowered demand for these securities. Our investment in below investment grade corporate debt provided very strong performance as the high-yield sector was one of the strongest performing areas of the fixed-income market.

                                   INCOME fund
                            portfolio composition(++)

                        CASH EQUIVALENTS                 21%
                        UTILITIES/TELECOM                 4%
                        INDUSTRIALS                      42%
                        U.S. TREASURIES                   5%
                        CORPORATE BONDS                   6%
                        FOREIGN BONDS                     8%
                        MORTGAGE-BACKED                   1%
                        FINANCIALS                       13%

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We increased our exposure to mortgage-backed securities, which generally provide strong yields and relative performance during stable interest rate environments. In addition, credit quality of the Fund remained strong, with an average securities rating of A-(++). We have focused purchases on businesses in non-cyclical industries that are less capital intensive, have more free cash flow, and are less susceptible to changes in the business cycle. For example, Cendant Corporation, a worldwide provider of consumer and business services, has performed well. We continue to invest primarily in a diverse portfolio of intermediate-maturity, investment-grade corporate bonds with some holdings in mortgages and Treasury notes. These investments work together in an attempt to produce the stated objectives of a high level of current income with preservation of capital. Corporate bonds are the primary investment tools used to accomplish the objectives of the Fund. We focus our efforts on a core portfolio of liquid, recognizable issuers such as General Motors, United Airlines, and Time Warner. A smaller percentage of the portfolio is based on bottom-up research, scouring the market to find issuers that we feel can achieve a higher level of income and are priced attractively. The Fund moves within sectors and industries based on the anticipation of the business cycle. Currently, the Fund is focused on Health Care and Telecommunications. From an interest rate perspective, the strategy is to skew Fund investments based upon our secular outlook for interest rates.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The economy has been growing above potential in recent periods, and if this continues, the risk of an acceleration in inflation will become a concern. The result of this growth has been higher interest rates -- this trend may continue in the short term. Any rise in prices, however, should be rather short lived because of the structural deflationary forces remaining in the world economy. Forces, such as global competition, could offset current price pressures and hold inflation back. Despite the possibility of higher near-term rates, we forecast lower interest rates over the course of the next 12 months -- a potentially positive sign for the Fund.


(++) Allocation percentages are based on total investment value of the portfolio as of 6/30/99. Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.

                                                               fixed-income fund

BOND & STOCK fund

PORTFOLIO MANAGER:
JEFFREY D. HUFFMAN
WM ADVISORS, INC.

Jeffrey D. Huffman, Senior Portfolio Manager of WM Advisors, Inc. has been the lead manager for the Bond & Stock Fund since its inception. Mr. Huffman is a Chartered Financial Analyst, holds an MBA, and has over 14 years of investment management experience.

PERFORMANCE REVIEW(4)

The BOND & STOCK FUND returned 4.15% during the six-month period ended June 30, 1999. Fund performance has been mixed, as positive equity results have been offset by negative performance in the fixed-income markets. Overall performance for the second quarter was strong, as value stocks led the market advance.

                     GROWTH OF A $10,000 INVESTMENT(2), (3)

                                                    Lehman
                                                   Brothers         Standard
                         Fund                      Government/      & Poor's
                      (without                     Corporate           500
                      annuity       Inflation        Bond           Composite
                      expenses)(4)  (CPI)(1)        Index(1)         Index(1)
--------------------------------------------------------------------------------
Inception 4/28/98      $10,000        $10,000        $10,000        $10,000
May 98                   9,800         10,018         10,107          9,828
Jun 98                   9,820         10,103         10,210         10,227
Jul 98                   9,549         10,042         10,218         10,119
Aug 98                   8,777         10,054         10,418          8,655
Sep 98                   9,248         10,066         10,715          9,210
Oct 98                   9,850         10,090         10,639          9,959
Nov 98                  10,221         10,090         10,703         10,563
Dec 98                  10,302         10,102         10,729         11,172
Jan 99                  10,432         10,127         10,805         11,639
Feb 99                  10,171         10,139         10,548         11,277
Mar 99                  10,261         10,170         10,601         11,728
Apr 99                  10,552         10,244         10,627         12,182
May 99                  10,602         10,244         10,518         11,895
Jun 99                  10,729         10,281         10,485         12,555

(1) Index total returns were calculated from 4/30/98 to 6/30/99. The Lehman Brothers Government/Corporate Bond Index represents all government and corporate bonds. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.
    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses.
(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2), (3)                                  SIX MONTH      ONE YEAR   SINCE INCEPTION(8)
                                                                                                       (April 28, 1998)
Fund (without annuity expenses)(4)                                             4.15%          9.26%           6.19%
Fund (with annuity expenses)(5), (6)                                           3.44%          7.75%           4.75%
Fund (adjusted for the maximum surrender charge)(5), (7)                      -3.04%          2.00%          -0.21%
Lehman Brothers Government/Corporate Bond Index(1)                            -2.27%          2.69%           4.14%
Standard & Poor's 500 Composite Index(1)                                      12.38%         22.76%          21.53%

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. The above values relate only to the WM Strategic Asset Manager Contract.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The domestic economy grew at very high levels during the period, as consumer spending drove the expansion forward. The levels of growth surpassed most observers' expectations and after months of nonexistent inflation and even some deflationary forces, renewed concerns for escalating prices surfaced. This caused a spike in interest rates in 1999. The Federal Reserve is watching the inflation front very closely and is poised to tighten rates again if inflation fears prove true.

Equity performance was very strong for the period. Large-cap stocks have led the market in recent periods, while small- and mid-cap stocks accelerated during the second quarter. Value stocks performed very well during the period, and our long-term strategy was rewarded. Value stocks, in general, had underperformed growth stocks in recent periods, but large-cap value stocks regained strength in April and that growth carried through the end of the period. Favorable sectors within equities were Financial Services, Computer Software, Retailers, and Telecommunications. The Fund was well represented in these leading sectors and benefited from holdings such as Citigroup, Inc., Adobe Systems, Inc., Limited Inc., and Alltel Corp. Two of our mid-cap holdings underperformed the overall market: Dentsply International, a health care firm, and Conseco, a life insurance company. Additionally, Crane Co. was flat over the six-month period.

In the fixed-income arena, interest rates generally rose and bonds underperformed. However, spreads of mortgages tightened relative to comparable Treasury bonds. This created some good performance in this sector as tightening yields caused positive relative price performance for these holdings. These bonds also benefit from higher overall yields and, therefore, normally provide substantial income to the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continued to focus on a diversified portfolio that invested in multiple classes of both equity and fixed-income investments. Investments included Treasuries, Mortgage-Backed Securities, Corporate Bonds, Convertibles and Common Stocks. Our asset allocation remained at approximately 60% in bonds and cash, and 40% in equities.

                                BOND & STOCK fund
                            portfolio composition(++)

                        CASH EQUIVALENTS                 33%
                        U.S. TREASURIES                  17%
                        MORTGAGE-BACKED                   2%
                        CORPORATE BONDS                   7%
                        CONVERTIBLES                      6%
                        COMMON STOCKS                    35%

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Current economic strength is a bit worrisome, as inflation could accelerate and lead to further tightening by the Federal Reserve. The American consumer has fueled the domestic economy, driven by strong retail sales, a powerful housing market, and high confidence levels. Inflation pressures are an important aspect of overall economic growth and will be watched closely. Both wage increases and productivity enhancements have allowed corporations to grow their earnings without inciting inflation. In turn, real (inflation-adjusted) interest rates in the United States are historically high -- helping to create a positive backdrop for all financial assets. Higher inflation would adversely affect both stock and bond investments. In the equity markets, positive earnings growth for the S&P 500 is forecasted for 1999. We do feel that the current valuation levels of the largest growth stocks are a bit troubling, but the recent broadening of the market is a very positive sign. We continue to find value in the mid-cap sector and remain positive for the relative performance of middle-sized companies. There is some increased concern over liquidity for the remainder of the year, as Y2K fears could lead to a flight-to-quality.

This concern stems from the possibility that market psychology could favor higher-quality liquid assets in both fixed-income and equity markets. Asset classes, such as U.S. government bond and large-cap stocks, could benefit from this change. Overall, we will continue to monitor the situation, and we remain moderately bullish for the remainder of the year.

(++) Allocation percentages are based on total investment value of the portfolio as of 6/30/99.

                                                                     equity fund

GROWTH & INCOME fund

PORTFOLIO MANAGER:
RANDALL L. YOAKUM
WM ADVISORS, INC.

An equity team led by Senior Portfolio Manager Randall Yoakum manages the Growth & Income Fund. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/ Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chair of WM Advisors, Inc. Investment Committee.

PERFORMANCE REVIEW(4)

The GROWTH & INCOME FUND returned 15.38% for the six-month period ended June 30, 1999, outperforming the S&P 500 Index's return of 12.38%. Long-term results continue to be very favorable, as the Fund has averaged 23.69% for the past five years.

                     GROWTH OF A $10,000 INVESTMENT(2), (3)


                                                                Standard
                         Fund                                   & Poor's
                      (without                                     500
                      annuity               Inflation           Composite
                      expenses)(4)          (CPI)(1)             Index(1)
--------------------------------------------------------------------------------
Inception 1/12/94      $10,000              $10,000              $10,000
                        10,010               10,000               10,000
                         9,970               10,028                9,729
Mar 94                   9,670               10,049                9,305
                         9,860               10,090                9,425
                         9,900               10,097                9,579
Jun 94                   9,660               10,097                9,344
                         9,950               10,125                9,651
                        10,250               10,159               10,046
Sep 94                  10,040               10,194                9,801
                        10,140               10,208               10,020
                         9,670               10,215                9,656
Dec 94                   9,830               10,250                9,799
                        10,040               10,277               10,053
                        10,440               10,318               10,444
Mar 95                  10,820               10,346               10,752
                        11,030               10,354               11,068
                        11,440               10,367               11,510
Jun 95                  11,646               10,367               11,777
                        12,072               10,409               12,167
                        12,123               10,450               12,197
Sep 95                  12,437               10,485               12,712
                        12,123               10,519               12,667
                        12,792               10,540               13,222
Dec 95                  13,016               10,561               13,477
                        13,442               10,561               13,935
                        13,726               10,589               14,065
Mar 96                  13,949               10,610               14,200
                        14,253               10,645               14,408
                        14,415               10,638               14,780
Jun 96                  14,213               10,630               14,836
                        13,469               10,693               14,181
                        13,924               10,727               14,480
Sep 96                  14,557               10,783               15,295
                        14,734               10,825               15,717
                        15,943               10,845               16,904
Dec 96                  15,855               10,852               16,569
                        16,875               10,873               17,603
                        16,931               10,893               17,741
Mar 97                  16,398               10,928               17,014
                        17,020               10,963               18,029
                        18,173               10,984               19,126
Jun 97                  18,639               10,984               19,982
                        20,385               11,019               21,569
                        19,760               11,053               20,369
Sep 97                  20,663               11,081               21,486
                        19,712               11,094               20,768
                        20,073               11,087               21,730
Dec 97                  20,374               11,101               22,103
                        20,470               11,122               22,349
                        22,058               11,143               23,960
Mar 98                  22,890               11,164               25,187
                        23,082               11,184               25,441
                        22,431               11,204               25,004
Jun 98                  23,082               11,218               26,019
                        22,124               11,231               25,473
                        18,354               11,245               22,020
Sep 98                  19,910               11,258               23,432
                        21,738               11,285               25,337
                        23,151               11,285               26,872
Dec 98                  24,237               11,299               28,420
                        24,978               11,326               29,609
                        24,436               11,340               28,689
Mar 99                  25,235               11,375               29,836
                        26,921               11,457               30,992
                        26,622               11,457               30,260
Jun 99                  27,964               11,499               31,940

(1) Index total returns were calculated from 1/31/94 to 6/30/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.
(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2), (3)                  SIX MONTH       ONE YEAR     FIVE YEAR(8)  SINCE INCEPTION(8)
                                                                                                        (January 12, 1994)
Fund (without annuity expenses)(4)                             15.38%         21.16%         23.69%          20.71%
Fund (with annuity expenses)(5), (6)                           14.30%         19.19%         21.89%          18.95%
Fund (adjusted for the maximum surrender charge)(5), (7)        7.83%         13.44%         21.48%          18.56%
Standard & Poor's 500 Composite Index(1)                       12.38%         22.76%         27.87%          23.91%

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The six-month period ended June 30, 1999 was exceptional for equity investments, as large-cap stocks advanced significantly. Strong economic fundamentals and a resurgence of global stability supported strong market performance. Most equity indices reached their all-time highs during the period, as healthy consumer spending drove strong domestic economic growth. Corporate profitability and earnings expanded and stocks responded by appreciating across the board.

While earnings momentum, not value, continued to drive the overall markets during the early months of 1999, renewed confidence in the strength of the U.S. economy led to broader sector performance. For 1998, only one-third of industry groups outperformed the S&P 500 Index. This represents very narrow performance, as most sectors lagged the overall market, and the strong advance was limited to the largest growth stocks in the Index. This trend shifted in 1999, as sectors that had lagged began to lead the market. Broader participation is a positive force for a well-diversified core portfolio, such as the Growth & Income Fund, because multiple holdings contribute to overall performance.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund's outperformance reflects changes in the portfolio that were initiated in the stock market correction that began in August and continued into October of 1998. As stock prices declined, we became more bullish on the overall outlook for the market. That bullish outlook was the product of our belief that the market had discounted a severe slowdown in global economic growth. We believed that a diminished outlook for emerging markets had been fully discounted and there was evidence to suggest that emerging markets would stabilize. In addition, the Federal Reserve changed its policy stance from restrictive to accommodative with three separate interest rate cuts. We saw the potential for a quick recovery in stock prices and felt financial and consumer cyclical stocks would likely lead the market advance. Consequently, we initiated or added to our holdings in Chase Manhattan Bank Corp., Merrill Lynch & Co. Inc., Price (T.
Rowe) Associates, Inc., Dayton Hudson Corp., and Walt Disney Co. These purchases have benefited Fund performance, as the stocks have proven to be strong performers.

Strength in Cyclicals, Capital Goods and Technology contributed to the outperformance. Cyclicals continued to benefit from surprisingly strong economic fundamentals and a resurgence of global stability. Within the Fund, Cyclicals advanced, led by Liberty Media Group, Federal-Mogul, and Sony Corp. BMC Software, IBM, Adobe Systems and Oracle contributed substantially to the Fund's gains for the period. Boeing, Raytheon and Donaldson, also up for the period, led Capital Goods stocks within the Fund.

Health Care stocks within the Fund were a disappointment, particularly companies such as Columbia/HCA, PacifiCare Health Systems and Medpartners, Inc. Although not large positions, these stocks lagged the overall market, and the industry continued to experience the pains of health care reform -- both real and perceived. While comprising only a small percentage of the Fund, we feel Health Care Services companies do offer compelling long-term value as a result of turmoil within the industry. Overall, performance was very strong for the period, especially in recent months, as our commitment to value has rewarded shareholders.

Finance and Technology weightings are both very near long-term targets, while Health Care exposure increased slightly. Because valuations remain excessive for Health Care and Technology companies, we are averaging into these stocks on price weakness. This has worked well within the Technology sector as evidenced by timely purchases of Oracle, BMC Software and Micron Technology. Companies with market capitalizations of less than $5 billion now comprise less than 15% of the Fund's holdings.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Going forward, we expect the continued moderate growth in the domestic economy in 1999. In the equity markets, careful monitoring of expectations is warranted at current valuation levels. Several of our long-term holdings in specific sectors, such as Technology and Telecommunications, are meeting or exceeding our valuation targets -- prompting us to take some profits. At the same time, we continue to find stocks that meet our quality standards trading in the market at very reasonable valuations. It is our intention to maintain our strict investment discipline to stock selection in an attempt to meet the Fund's objectives. We focus on owning quality businesses at attractive valuations, with an emphasis on long-term research. We feel that this style has the potential to benefit investors over the course of a long-term investment horizon.


                              GROWTH & INCOME fund
                            portfolio composition(++)

                          FINANCIAL SERVICES       18%
                          HEALTH CARE              10%
                          CAPITAL GOODS             3%
                          UTILITIES                 7%
                          OIL & GAS                 5%
                          CASH EQUIVALENTS          4%
                          OTHER                    16%
                          BASIC INDUSTRY            3%
                          CONSUMER STOCKS          12%
                          TRANSPORTATION            3%
                          CONVERTIBLES              2%
                          TECHNOLOGY               16%
                          REITs                     1%

(++) Allocation percentages are based on total investment value of the portfolio as of 6/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH fund

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been Portfolio Manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW(4)

For the six-month period ended June 30, 1999, the GROWTH FUND advanced significantly, 32.71%, nearly tripling the performance of the S&P 500 Index (see chart below). Long-term results are also very strong, as the Fund has averaged over 26% per year since its inception (5/93).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Continued strength in the U.S. economy provided mixed results during the first six months of 1999, first compelling investors to bid up large, growth-oriented companies, and later forcing a shift in favor of economically sensitive cyclical shares, as fears of increasing interest rates unnerved investors. The market's skittishness was perhaps most visible in the retreat of Internet shares during the last half of the period, and the relative outperformance of cyclical shares, a segment that had been depressed for some time. Investors cheered, however, when the Federal Reserve announced a modest 25 basis point increase in short-term rates and adopted a neutral bias toward future rate increases on June 30 -- sending shares broadly higher and allowing growth stocks to regain some of their earlier momentum.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT WERE THE INVESTMENT TECHNIQUES THAT WERE UTILIZED TO ADDRESS THOSE CONDITIONS?

Our continued emphasis on dynamic and rapidly growing sectors of the economy such as Telecommunications, Technology and Cable and Media led the Portfolio to strong performance during the first six months of 1999. Investors have begun to recognize the immense value inherent in these themes, a fact illustrated early in the period by the market's reaction to AT&T's high-priced bid for MediaOne, a $54 billion deal that favored AT&T over rival bidder Comcast. Excitement surrounding the deal lifted the shares of all three companies, providing a nice gain for our position in Comcast while offering a window into the market's bullish view of the ongoing evolution of the Cable and Telecommunications industries. The broadband theme gained popularity beyond the cable industry as well, with investors actively seeking to add positions in various telecommunications, media content and computer-related networking stocks, as the march toward true broadband continues. We responded by maintaining our well-chosen positions in these sectors and by actively seeking new opportunities.

                     GROWTH OF A $10,000 INVESTMENT (2),(3)

                                                                STANDARD
                         FUND                                   & POOR'S
                      (WITHOUT                                     500
                      ANNUITY               INFLATION           COMPOSITE
                      EXPENSES)(4)          (CPI)(1)             INDEX(1)
--------------------------------------------------------------------------------
Inception 5/7/93       $10,000               $10,000            $10,000
                        10,250                10,000             10,000
Jun 93                  10,410                 9,993             10,029
                        10,220                10,042              9,989
                        10,530                10,077             10,367
Sep 93                  10,810                10,112             10,285
                        10,980                10,141             10,498
                        10,900                10,155             10,398
Dec 93                  11,190                10,169             10,524
                        11,730                10,169             10,881
                        11,680                10,198             10,586
Mar 94                  11,390                10,219             10,125
                        11,320                10,261             10,255
                        10,970                10,268             10,423
Jun 94                  10,560                10,268             10,168
                        10,910                10,296             10,502
                        11,541                10,331             10,931
Sep 94                  11,571                10,366             10,665
                        11,831                10,380             10,903
                        11,451                10,388             10,507
Dec 94                  11,491                10,423             10,662
                        11,611                10,451             10,939
                        11,971                10,493             11,365
Mar 95                  12,232                10,521             11,699
                        12,662                10,529             12,044
                        13,162                10,542             12,524
Jun 95                  13,934                10,542             12,815
                        14,838                10,585             13,239
                        14,928                10,627             13,273
Sep 95                  15,400                10,662             13,832
                        14,988                10,697             13,783
                        15,721                10,719             14,387
Dec 95                  15,781                10,740             14,665
                        16,083                10,740             15,163
                        16,835                10,768             15,304
Mar 96                  16,956                10,789             15,451
                        17,809                10,825             15,678
                        18,161                10,817             16,083
Jun 96                  17,392                10,810             16,144
                        16,121                10,874             15,430
                        17,208                10,908             15,756
Sep 96                  18,388                10,965             16,643
                        17,769                11,008             17,102
                        18,330                11,029             18,394
Dec 96                  18,330                11,035             18,029
                        19,224                11,056             19,155
                        18,353                11,077             19,305
Mar 97                  17,128                11,113             18,514
                        17,426                11,148             19,618
                        18,651                11,170             20,811
Jun 97                  19,386                11,170             21,743
                        21,026                11,205             23,470
                        19,929                11,240             22,165
Sep 97                  21,093                11,268             23,379
                        20,523                11,282             22,599
                        20,443                11,275             23,645
Dec 97                  20,390                11,288             24,052
                        21,065                11,310             24,319
                        23,024                11,331             26,072
Mar 98                  24,122                11,353             27,407
                        25,061                11,373             27,684
                        24,319                11,394             27,207
Jun 98                  26,627                11,408             28,312
                        26,539                11,421             28,012
                        22,056                11,435             23,961
Sep 98                  24,754                11,449             25,497
                        25,610                11,476             27,570
                        27,365                11,476             29,241
Dec 98                  32,424                11,490             30,925
                        36,730                11,518             32,219
                        35,540                11,532             31,217
Mar 99                  40,079                11,567             32,466
                        42,151                11,651             33,724
                        39,833                11,651             32,928
Jun 99                  43,027                11,694             34,755

(1) Index total returns were calculated from 5/31/93 to 6/30/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.
    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.
(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2),(3)                   SIX MONTH      ONE YEAR      FIVE YEAR(8)  SINCE INCEPTION(8)
                                                                                                           (May 7, 1993)
Fund (without annuity expenses)(4)                             32.71%         61.62%         32.45%           26.79%
Fund (with annuity expenses)(5),(6)                            30.91%         58.34%         30.42%           24.89%
Fund (adjusted for the maximum surrender charge)(5)            24.43%         52.59%         30.11%           24.68%
Standard & Poor's 500 Composite Index(1)                       12.38%         22.76%         27.87%           22.73%

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

Meanwhile, the market's shift into cyclical shares, largely the result of a persistent rise in interest rates and continued economic growth, worked against a number of growth-oriented names in the Portfolio. Pharmaceutical stocks and Internet shares were hit particularly hard in the middle of the period, as many investors looked toward economically-sensitive shares as a way to take advantage of continuing expansion in the U.S. economy. We viewed the roll into cyclical shares as a temporary and ultimately unsustainable short-term shift in market sentiment, and held to our belief that our role as investors is to develop a deep understanding of individual firms that is largely independent of their response to macroeconomic events. We continued to position the Portfolio accordingly, adding only those shares that we felt were capable of performing well in any environment.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

One compelling addition to the Portfolio was Enron, a Houston-based integrated energy company that is transforming the formerly staid electricity generation and transmission business as utility markets in the U.S. and abroad rush toward full-scale retail competition. Enron recently extended its footprint into Telecommunications, another industry undergoing rapid and long-awaited change, through the announcement in May of plans to create a nationwide market for telecommunications bandwidth trading. The market envisioned by Enron will make the provision of services such as Internet-based video conferencing, streaming audio and video, and high-quality multimedia graphics much more cost-effective while simultaneously increasing the efficiency of bandwidth positioning and deployment across the industry. We are pleased with the ability of Enron's management to continually find new opportunities where others see little chance for growth, and we are more optimistic than ever about the position's potential.

Meanwhile, we continued to find new opportunities in Telecommunications. Sprint PCS, the recently spun-off wireless assets of telecommunications company Sprint, is well positioned to capitalize on the advent of wireless data. While the company's all-digital network gives Sprint a significant cost advantage in the provision of traditional cellular service, it also represents what we feel is perhaps the best platform for constructing a viable network for two-way wireless data transmission. The company will soon test a 14.4kbps version of its wireless data offering, and we look forward to a commercial launch of the service by year end.

While we were pleased with the strong performances of most of the Portfolio's holdings, there were a few disappointments. Amazon.com and America Online were caught in the volatility associated with the Internet sector early in the period, but we remain committed to these stocks and are extremely impressed by the successful brand each has built within the rapidly- growing Internet space. We are confident that our thorough research has identified companies capable of sustainable growth when the extreme amount of emotion surrounding Internet investments -- evidenced by the sector's recent volatility -- finally dissipates. Our confidence in our research process has enabled us to maintain, and in certain cases even increase, our exposure to these companies.

WHAT IS THE INTERMEDIATE AND LONG-TERM OUTLOOK FOR THE FUND AS WELL AS THE OVERALL ECONOMY?

Looking forward, we will continue to explore new opportunities in Technology, Communications and other sectors of the economy. While we were encouraged by the Federal Reserve's restraint at its June meeting, we believe that further rate increases are a possibility, and we are monitoring developments closely. Meanwhile, we remain committed to finding individual companies that are capable of performing well in any economic environment.


                                   GROWTH fund
                            portfolio composition(++)

                        UTILITIES                     10%
                        OIL/GAS                        4%
                        FINANCIAL SERVICES             6%
                        CAPITAL GOODS                  7%
                        HEALTH CARE                    8%
                        MEDIA                         16%
                        TECHNOLOGY                    43%
                        CASH EQUIVALENTS               1%
                        CORPORATE BONDS                1%

(++) Allocation percentages are based on total investment value of the portfolio as of 6/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                     equity fund

NORTHWEST fund
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Fund since its inception. He is a Chartered Financial Analyst, holds an MBA, and has over 13 years of continuous investment experience.

PERFORMANCE REVIEW(4)

For the six-month period ended June 30, 1999, the NORTHWEST FUND advanced 17.49%, far outpacing the performance of the S&P 500 Index (see chart below) for the same period. The Fund has averaged 23.87% per year since its inception in 1998.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Economic strength and strong corporate earnings drove equity markets to new highs during the first half of 1999. Market leadership shifted during the period, with large-caps leading the way early in the year, then small-caps rising to market leadership in the second quarter. Fund performance was very strong in the second quarter, as its concentration in technology stocks helped drive performance far above the broad market. In general, market breadth expanded during the period, as both value stocks and small-cap stocks surged, reversing trends of recent periods. The Internet sector continued to show very high valuations, but was also very volatile. We will maintain our focus on fundamentally strong companies that we feel are attractively priced.

                     GROWTH OF A $10,000 INVESTMENT(2), (3)

                                                               Standard
                         Fund                                  & Poor's
                      (without                                    500
                      annuity              Inflation           Composite
                      expenses)(4)         (CPI)(1)             Index(1)
--------------------------------------------------------------------------------
Inception 4/28/98       $10,000            $10,000             $10,000
May 98                    9,470             10,018               9,828
Jun 98                    9,290             10,030              10,227
Jul 98                    8,720             10,042              10,119
Aug 98                    7,020             10,054               8,655
Sep 98                    7,690             10,066               9,210
Oct 98                    8,500             10,090               9,959
Nov 98                    9,700             10,090              10,563
Dec 98                   10,940             10,102              11,172
Jan 99                   11,230             10,127              11,639
Feb 99                   10,540             10,139              11,277
Mar 99                   10,860             10,170              11,728
Apr 99                   11,470             10,244              12,182
May 99                   11,990             10,244              11,895
Jun 99                   12,853             10,281              12,555

(1) Index total returns were calculated from 4/30/98 to 6/30/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.
(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2), (3)                                 SIX MONTH        ONE YEAR  SINCE INCEPTION(8)
                                                                                                        (April 28, 1998)
 Fund (without annuity expenses)(4)                                            17.49%         38.35%          23.87%
 Fund (with annuity expenses)(5), (6)                                          16.68%         36.44%          22.22%
 Fund (adjusted for the maximum surrender charge)(5), (7)                      10.21%         30.69%          17.40%
 Standard & Poor's 500 Composite Index(1)                                      12.38%         22.76%          21.53%

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. The above values relate only to the WM Strategic Asset Manager Contract.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We slightly reduced our exposure to Technology during the period, although the sector remains our largest allocation. We continue to have heavy exposure to small-caps, as we see the most compelling values in smaller companies. This is due to a protracted period of underperformance relative to market capitalization; as these companies regain favor, we could see a period of strong relative performance.

We did not make any major changes to the Fund or to our overall investment strategy during the period. We built a slightly larger than typical cash position at the end of 1998, and we put much of this to work during the first quarter. We emphasized purchases of those companies which appeared to have the best long-term opportunities and offered the most compelling valuations. In the past, we have been rewarded for buying sectors that are out of favor, but maintaining a long-term focus is very important. As is characteristic of the industry, biotechnology stocks were among our best and worst performers in the period. Immunex rose 103% on enthusiasm for a new arthritis drug, and Corixa was up 93%, while Pathogenesis lost 78% of its value. Pathogenesis pre-announced a profound revenue and earnings shortfall. We were sufficiently discouraged by the revenue issues that we chose to sell the stock. We had similar disparity of performance in other sectors, with Technology being the most dramatic. Microsoft was, not surprisingly, one of the largest contributors to portfolio performance in 1999, rising 30%, while another software company, Wall Data, lost 60%. With the huge growth potential of communications semiconductors, TriQuint Semiconductor was up 195% for the period, with most of the gains in the second quarter.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Both the Northwest and national economies are proving to be more resilient than we previously predicted. The U.S. consumer has shown an unusual willingness to spend money, supporting a robust domestic economy, yet inflation has remained tame. However, consumer spending tends to be a coincident indicator, not a leading indicator, and some of the spending may be a wealth effect tied to the stock market itself. The global economy is mixed, and corporate capital spending may be slowing due to both weak export demand and concerns about Y2K. We continue to believe that large-cap stocks are, in general, overvalued.

The Northwest economy continues its strength despite the slowdown as a result of Asia and the Boeing layoffs -- Boeing is in the process of significantly reducing employment in the Puget Sound region. The development of the Technology sector in the Northwest should continue to drive capital investment into the region and help maintain its growth. It is important to note that while the Fund is concentrated in the Northwest, because of the global diversity of many of its holdings, it is not solely linked to the region. Companies like Boeing, Microsoft, and Intel, and even many of the smaller companies in the Fund, generate revenues and earnings from business practices around the globe. The Fund has done very well, but we are investing in some volatile sectors and are cautious about valuations over the near term. The Fund has a history of volatility, so new investors should be aware of the nature of the Fund. We suggest that investors remain focused on long-term trends rather than short-term volatility. Overall, we continue to find sound investments in the Northwest region and maintain a very positive long-term outlook for the companies in the Fund.

                                 NORTHWEST fund
                             portfolio composition++

                        CONSUMER CYCLICALS            11%
                        HEALTH CARE                   12%
                        FINANCIAL SERVICES             7%
                        TECHNOLOGY                    29%
                        TRANSPORTATION                 4%
                        BASIC INDUSTRY                 6%
                        CAPITAL GOODS                 10%
                        UTILITIES                      2%
                        OTHER                          4%
                        REITs                          2%
                        CONSUMER STAPLES               3%
                        CASH EQUIVALENTS              10%

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                     equity fund

EMERGING GROWTH fund
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:
DAVID SIMPSON AND LINDA WALK
WM ADVISORS, INC.

Mr. Simpson and Ms. Walk have been managing the Fund since March 23, 1998. David Simpson, Senior Portfolio Manager of WM Advisors, Inc., is a Chartered Financial Analyst, holds an MBA and has over 13 years of continuous investment experience. Linda Walk, Portfolio Manager of WM Advisors, Inc., is a graduate of the University of Washington and has over 13 years of investment experience. She is a Chartered Financial Analyst, a Certified Financial Planner, and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW(4)

Although small-cap stocks had severely underperformed the market in recent years, second quarter results were strong as the EMERGING GROWTH FUND reported overall performance of 7.68% for the six-month period ended June 30, 1999. In addition, the Fund has averaged 15.82% per year for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

After retreating in the first quarter of 1999, small-cap stocks experienced a tremendous rally in the last three months. The investment psychology of the market early in 1999 had been a continuation of a trend that began in the second half of 1998. Last year, highly valued, large-capitalization stocks outperformed low P/E (price to earnings) value stocks by nearly 20%. While momentum stocks have led the market, they became very expensive, giving way to a rally in both small-cap and value stocks in recent months. Within the small-cap arena, the Russell 2000 Growth Index outperformed its Value Index counterpart for the entire period, but the trend shifted significantly in the past three months. The difference in performance can be partially attributed to the indices' exposure (or lack thereof) to the Internet. (Internet companies are almost exclusively in the growth index.) As valuations seemed unjustifiably high for many of these momentum stocks, particularly Internet-related shares, we have generally chosen not to hold these stocks given their valuations. Overall, the advance within the small stocks in the second quarter proved to be consistent and broad-based with solid participation from both growth and value as well as tech and non-tech stocks.

                     GROWTH OF A $10,000 INVESTMENT(2), (3)

                                                      Standard
                         Fund                         & Poor's
                      (without                          500          Russell
                      annuity          Inflation      Composite       2000
                      expenses)(4)     (CPI)(1)        Index(1)      Index(1)
--------------------------------------------------------------------------------
Inception 1/12/94      $10,000         $10,000        $10,000        $10,000
                        10,070          10,000         10,000         10,000
                        10,160          10,028          9,729          9,964
Mar 94                   9,950          10,049          9,305          9,439
                         9,720          10,090          9,425          9,495
                         9,800          10,097          9,579          9,388
Jun 94                   9,530          10,097          9,344          9,072
                         9,880          10,125          9,651          9,221
                        10,350          10,159         10,046          9,734
Sep 94                  10,520          10,194          9,801          9,701
                        11,010          10,208         10,020          9,662
                        10,240          10,215          9,656          9,272
Dec 94                  10,530          10,250          9,799          9,520
                        10,530          10,277         10,053          9,401
                        10,830          10,318         10,444          9,792
Mar 95                  10,790          10,346         10,752          9,959
                        10,630          10,354         11,068         10,180
                        10,630          10,367         11,510         10,355
Jun 95                  11,454          10,367         11,777         10,893
                        12,267          10,409         12,167         11,520
                        12,659          10,450         12,197         11,759
Sep 95                  13,261          10,485         12,712         11,969
                        12,789          10,519         12,667         11,434
                        13,010          10,540         13,222         11,914
Dec 95                  13,793          10,561         13,477         12,229
                        13,592          10,561         13,935         12,215
                        14,375          10,589         14,065         12,596
Mar 96                  15,319          10,610         14,200         12,853
                        15,771          10,645         14,408         13,541
                        16,423          10,638         14,780         14,075
Jun 96                  15,808          10,630         14,836         13,496
                        13,836          10,693         14,181         12,318
                        14,951          10,727         14,480         13,034
Sep 96                  15,539          10,783         15,295         13,543
                        15,095          10,825         15,717         13,335
                        15,240          10,845         16,904         13,884
Dec 96                  15,178          10,852         16,569         14,248
                        14,672          10,873         17,603         14,533
                        14,311          10,893         17,741         14,180
Mar 97                  13,309          10,928         17,014         13,510
                        13,381          10,963         18,029         13,548
                        14,920          10,984         19,126         15,055
Jun 97                  15,678          10,984         19,982         15,700
                        15,765          11,019         21,569         16,431
                        15,929          11,053         20,369         16,807
Sep 97                  16,990          11,081         21,486         18,037
                        16,707          11,094         20,768         17,245
                        16,860          11,087         21,730         17,133
Dec 97                  17,090          11,101         22,103         17,433
                        16,903          11,122         22,349         17,158
                        18,379          11,143         23,960         18,427
Mar 98                  19,166          11,164         25,187         19,186
                        19,045          11,184         25,441         19,293
                        17,668          11,204         25,004         18,253
Jun 98                  17,721          11,218         26,019         18,292
                        16,443          11,231         25,743         16,812
                        12,937          11,245         22,020         13,547
Sep 98                  14,064          11,258         23,432         14,608
                        15,128          11,285         25,337         15,204
                        16,748          11,285         26,872         16,001
Dec 98                  18,444          11,299         28,420         16,991
                        18,241          11,326         29,609         17,217
                        16,532          11,340         28,689         15,822
Mar 99                  16,443          11,375         29,836         16,069
                        17,176          11,457         30,992         17,509
                        18,391          11,457         30,260         17,765
Jun 99                  19,858          11,499         31,940         17,916

(1) Index total returns were calculated from 1/31/94 to 6/30/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market.
    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses.
(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2), (3)                   SIX MONTH      ONE YEAR     FIVE YEAR(8)  SINCE INCEPTION(8)
                                                                                                        (January 12, 1994)
Fund (without annuity expenses)4                                7.68%         12.07%         15.82%          13.38%
Fund (with annuity expenses)5, 6                                5.47%          9.00%         13.85%          11.48%
Fund (adjusted for the maximum surrender charge)5, 7           -1.00%          3.25%         13.32%          10.95%
Standard & Poor's 500 Composite Index 1                        12.38%         22.76%         27.87%          23.91%
Russell 2000 Index1                                             5.44%         -2.05%         14.58%          11.37%


(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

Utilities and energy were strong sectors in the first quarter, both of which we have underweighted due to the lack of long-term fundamentals for growth. Health Care was the main source of trouble for small-cap stocks in general, as that sector dropped significantly during the quarter. The Emerging Growth Fund was also impacted by the underperformance of health care stocks.

Small-cap software stocks were also under pressure during the first quarter, turning in negative overall performance. This was due largely to the uncertainty generated by Y2K issues and the resulting corporate spending over the coming year. Although software was a drag on performance early in the period, many software companies were trading at compelling valuations, and we used the opportunity to add to our positions, which we feel represent strong long-term opportunities.

As the market rally began, overweight positions in technology hardware and biotech companies positively contributed to the Fund's performance. Throughout the second quarter, small cap stocks repeatedly held their own during broader market declines while fully participating in the periodic advances. After severe underperformance in early 1999, small-cap stocks (as measured by the Russell
2000) exhibited sharp gains in the second quarter, outperforming the S&P 500 by over 8% for the quarter.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

As noted above, we have added to positions which represent compelling valuations such as software and services. We remain focused on finding strong long-term investment opportunities in well-managed, high-quality companies that are attractively priced.

Taking a look at some of the individual issues, underperforming software positions included Axent Technologies, Onyx Software (which we had trimmed after a spike in performance last quarter) and Wall Data. On the other hand, some software stocks, such as Harbinger and AVT, added positively to returns. Although software stocks overall were a drag on performance for the second quarter, technology hardware stocks helped the Fund to outperform during that time period. Those strong performers included Triquint Semiconductor, Credence Systems, In Focus, and Apex.

Additionally, biotechs such as Corixa, Pharmacyclics and Incyte Pharmaceuticals (a software/biotech company) also boosted the Fund's performance. The biotech group has received growing interest, as cash-rich pharmaceutical companies have been perpetually hungry for unique products and platform technologies that can generate unique products. This, in turn, has fueled acquisitions in the biotech industry.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

As we enter into the second half of 1999, small stocks appear to have excellent price momentum, broad participation, solid fundamentals and look historically inexpensive. Despite the recent performance strength of small stocks, they have only shown a modest shift in valuations with relative valuations still near 40-year lows. We continue to invest in companies with solid growth opportunities and strong management teams that we feel have the potential to benefit shareholders over the long term. In keeping with our strategy to emphasize emerging growth industries, we will continue to overweight the Health Care and Technology sectors.

                              EMERGING GROWTH fund
                             portfolio composition++

                          HEALTH CARE              16%
                          FINANCIAL SERVICES        9%
                          CASH EQUIVALENTS          1%
                          CAPITAL GOODS             5%
                          TRANSPORTATION            4%
                          OTHER                     5%
                          UTILITIES                 5%
                          TECHNOLOGY               41%
                          CONSUMER CYCLICALS       10%
                          OIL/GAS                   2%

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                     equity fund

INTERNATIONAL GROWTH fund
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
CAPITAL GUARDIAN TRUST COMPANY

As of June 24, 1999, the Fund's management was transitioned from Warburg Pincus to an international equity team at Capital Guardian Trust Company. Nine portfolio managers and 27 analysts now share the management responsibilities for the Fund. The managers average over 26 years of investment experience and have been with the firm for an average of 20 years.

PERFORMANCE REVIEW(4)

For the six months ended June 30, 1999, the INTERNATIONAL GROWTH FUND had a return of 8.78% versus a gain of 4.11% for the MSCI EAFE Index (see chart below).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The six-month period began with very strong performance from most international regions, reflecting a worldwide easing of monetary policy in the wake of last summer's global financial market turmoil. Latin American markets had impressive gains, fueled by declining fears over Brazil's financial weakness. Asian/Pacific markets also showed strength, reflecting investor optimism as the region's financial crisis subsided -- this positive sentiment extended to Japan, whose market was helped by favorable investor reaction to a wave of corporate restructuring news. Most European markets, meanwhile, had solid performance, buoyed by the successful launch of the European Monetary Union on January 1 of this year and by a continued supportive interest-rate and inflation backdrop.

The second quarter was positive for most foreign stock markets, though results varied by region. Asian-Pacific markets were the clear standouts, while European markets were divided nearly equally between winners and losers in local-currency terms, yet all fared less well in dollar terms, as the Euro and other regional currencies lost further ground against the U.S. Dollar. Latin American markets saw healthy gains, as did most of the emerging-market universe.

                     GROWTH OF A $10,000 INVESTMENT(2), (3)

                                                    Morgan Stanley
                         Fund                          Capital
                      (without                      International
                      annuity          Inflation     (MSCI) EAFE
                      expenses)(4)     (CPI)(1)        Index(1)
--------------------------------------------------------------------------------
Inception 5/7/93       $10,000         $10,000         $10,000
                        10,410          10,000          10,000
Jun 93                  10,120           9,993           9,846
                        10,370          10,042          10,193
                        11,030          10,077          10,745
Sep 93                  11,080          10,112          10,505
                        11,430          10,141          10,831
                        10,820          10,155           9,887
Dec 93                  11,310          10,169          10,602
                        12,160          10,169          11,501
                        11,890          10,198          11,472
Mar 94                  11,470          10,219          10,979
                        11,840          10,261          11,448
                        11,890          10,268          11,385
Jun 94                  11,784          10,268          11,549
                        12,065          10,296          11,662
                        12,246          10,331          11,941
Sep 94                  11,864          10,366          11,567
                        12,115          10,380          11,955
                        11,643          10,388          11,383
Dec 94                  11,523          10,423          11,457
                        11,021          10,451          11,020
                        10,901          10,493          10,991
Mar 95                  11,142          10,521          11,680
                        11,473          10,529          12,123
                        11,543          10,542          11,981
Jun 95                  11,392          10,542          11,774
                        11,980          10,585          12,510
                        11,787          10,627          12,036
Sep 95                  11,868          10,662          12,274
                        11,676          10,697          11,947
                        11,777          10,719          12,283
Dec 95                  12,284          10,740          12,781
                        12,680          10,740          12,836
                        12,639          10,768          12,882
Mar 96                  12,771          10,789          13,159
                        12,954          10,825          13,544
                        12,933          10,817          13,298
Jun 96                  13,045          10,810          13,376
                        12,459          10,874          12,988
                        12,603          10,908          13,019
Sep 96                  12,911          10,965          13,368
                        12,809          11,008          13,235
                        13,415          11,029          13,764
Dec 96                  13,394          11,035          13,591
                        13,456          11,056          13,118
                        13,538          11,077          13,335
Mar 97                  13,425          11,113          13,387
                        13,703          11,148          13,461
                        14,536          11,170          14,340
Jun 97                  15,169          11,170          15,135
                        15,637          11,205          15,383
                        14,286          11,240          14,237
Sep 97                  15,052          11,268          15,037
                        13,446          11,282          13,885
                        13,021          11,275          13,746
Dec 97                  13,042          11,288          13,870
                        13,180          11,310          14,508
                        14,052          11,331          15,442
Mar 98                  14,818          11,353          15,921
                        15,190          11,373          16,050
                        15,073          11,394          15,976
Jun 98                  14,594          11,408          16,101
                        14,665          11,421          16,268
                        12,715          11,435          14,256
Sep 98                  12,065          11,449          13,822
                        12,691          11,476          15,267
                        13,401          11,476          16,053
Dec 98                  13,720          11,490          16,690
                        13,897          11,518          16,645
                        13,472          11,532          16,252
Mar 99                  14,027          11,567          16,935
                        14,558          11,651          17,624
                        13,967          11,651          16,721
Jun 99                  14,922          11,694          17,376

(1) Index total returns were calculated from 5/31/93 to 6/30/99. The Morgan Stanley Capital International (MSCI) EAFE Index (EAFE) represents the stock markets of Europe, Australia, New Zealand and the Far East weighted by capitalization. MSCI EAFE is a broad-based index of equity markets representing 18 countries.
    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(2), (3)                    SIX MONTH      ONE YEAR      FIVE YEAR(8)  SINCE INCEPTION(8)
                                                                                                          (May 7, 1993)
Fund (without annuity expenses)(4)                              8.78%          2.26%          4.84%           6.73%
Fund (with annuity expenses)(5), (6)                            8.03%          0.84%          3.37%           5.23%
Fund (adjusted for the maximum surrender charge)(5), (7)        1.55%         -4.91%          2.58%           4.73%
Morgan Stanley Capital International EAFE Index(1)              4.11%          7.92%          8.51%           9.51%

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.
(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.
(6) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(7) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Annualized.

Against this backdrop, the portfolio registered a solid gain for the quarter and modestly outdistanced its benchmark. In terms of attribution, the biggest contributors to returns were the Asian-Pacific stocks, led by South Korean and Japanese issues. The Fund also benefited from individually strong showings from a number of European holdings, particularly cyclical and telecommunications shares. The single-largest drag on the portfolio in absolute terms was the 4% slide in the Euro, Europe's single currency, vs. the Dollar. The position was unhedged, and the currency-translation loss took a toll.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Warburg Pincus, the prior Fund Manager, made several changes to the Fund's portfolio during the second quarter. Most noteworthy was a further rotation into the Asian-Pacific region and out of Europe, a move that had begun in the first quarter. Reasons included both company-specific and macroeconomic considerations. Regarding the latter, most, if not all, of the countries in the Asian-Pacific region (ex-Japan) do appear to have turned the corner economically, after nearly two years of weakness. Trade deficits have swung to surpluses, currencies have stabilized, interest rates have fallen substantially from their heights and, based on the latest gross-domestic-product figures, most economies are now expanding, several of them (e.g., South Korea) strongly. A number of countries and individual companies have also taken initial steps toward restructuring, boding well for a longer-term, sustainable recovery. Equity valuations are also still, for the most part, reasonable, the markets' recent rallies notwithstanding.

In Europe, Warburg trimmed proportionately its weightings in defensive issues, such as utilities and pharmaceuticals. Noteworthy changes in country weightings included significant reductions in German and Italian weightings (the latter due largely to profit-taking on two telecommunications stocks involved in a well-publicized takeover), and the establishment of a small weighting in Hungary. Other changes elsewhere in the portfolio were modest and largely stock-specific. Warburg cut their Canadian exposure in half via the sale of a cable stock that hit its sell target. They also sold their remaining (modest) Latin American exposure, again on profit taking.

Since assuming responsibility for the Fund on June 24, 1999, Capital Guardian affected signifi-cant change to the portfolio at the security level, while country allocations remain somewhat similar after the Fund's transition. These fund attributes were not arrived at through top-down decision making. Rather, they were the result of finding attractive opportunities on a company-by-company basis, which we believe is a more reliable way to add value over the long term.

Probably the most significant change to the portfolio was an increase in exposure to the solid exporting countries of Latin America and the Pacific Basin such as Mexico, Taiwan and Japan. On a selective basis, we have found attractively-valued companies with excellent growth prospects despite generally weak macro- economic conditions. This shift lowered exposure to some European countries where we found securities have come to be fully valued and faced with tough economic times ahead.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The low-inflation and low-interest-rate environment present in most developed markets should be capable of supporting higher valuations. And while economic growth remains uncertain in both Europe and Japan, we are encouraged by the recent signs of improvement. We also believe these markets will benefit from the continuing strength of the U.S. economy and the recovery in emerging markets. Most importantly, we expect to benefit from investors' renewed focus on the merits of individual companies. As always, we will continue to identify investment opportunities one company at a time.

                            INTERNATIONAL GROWTH fund
                             portfolio composition++

                          JAPAN                    28%
                          ASIA                      5%
                          OTHER                     8%
                          CASH EQUIVALENTS          2%
                          EUROPE                   57%

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/99.

                                                                     equity fund

STRATEGIC GROWTH portfolio
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a BS and an MBA.

PERFORMANCE REVIEW(5)

The STRATEGIC GROWTH PORTFOLIO returned 18.80% for the six-month period ended June 30, 1999, significantly outperforming its benchmark index, which returned 12.38% for the same period (see chart below). The Portfolio continues to be managed in an effort to reduce volatility relative to single asset class equity investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio has returned 23.33% above the rate of inflation.

ECONOMIC/MARKET REVIEW

The U.S. economy grew at a very strong rate over the past six months, advancing 4.3% in the first quarter and 2.3% in the second quarter of 1999. These results have surprised most market participants, as the effects of a negative trade balance did not offset the strength of consumer spending as much as expected. High levels of personal income, large tax refunds, and strong consumer confidence propelled the economy forward. The high growth rates and tight labor markets in the U.S. economy created concern that inflation may begin to accelerate, and the Federal Reserve raised short-term interest rates near the end of the period. Although higher interest rates may slow growth, they also can slow inflation, which will help all financial assets.

Equity markets rose substantially throughout the period as the Dow Jones Industrial Average broke through the 10,000- and 11,000-point barriers for the first time in history. Stocks in the Technology and Communication sectors led the way, as investors drove up prices based on the potential for growth in the future. In addition, a strong economy and higher oil prices helped energy stocks as well as capital goods and basic materials companies. Productivity accelerated throughout the period -- if sufficient, this can enable firms to expand their earnings without raising prices, even with higher wage costs. Early in the period, the market advance was generally narrow and favored large-cap growth stocks, yet lately there has been a resurgence in large-cap value stocks and small-cap growth stocks as market breadth has begun to widen. International markets bounced back during the period, led by strong performance in the Pacific region. Equity markets in developing or emerging countries advanced significantly, as the improving economies of Asia and Latin America helped ease global unrest. Although these markets have been very strong, we remain cautious as risk levels for the second half of the year may be on the rise.

                     GROWTH OF A $10,000 INVESTMENT (3),(4)

                      Portfolio
                      (without                      Capital       Russell
                      annuity       Inflation       Market         3000
                      expenses)(5)  (CPI)(1)      Benchmark(1)    Index(2)
--------------------------------------------------------------------------------
Inception 6/3/97       $10,000       $10,000       $10,000       $10,000
Jun 97                  10,320        10,000        10,446        10,416
Jul 97                  10,970        10,032        11,275        11,233
Aug 97                  10,550        10,063        10,648        10,777
Sep 97                  11,040        10,088        11,232        11,388
Oct 97                  10,610        10,100        10,857        11,005
Nov 97                  10,630        10,094        11,359        11,426
Dec 97                  10,700        10,106        11,555        11,655
Jan 98                  10,860        10,126        11,683        11,776
Feb 98                  11,710        10,145        12,525        12,618
Mar 98                  12,170        10,164        13,167        13,244
Apr 98                  12,360        10,182        13,299        13,374
May 98                  12,060        10,201        13,071        13,044
Jun 98                  12,409        10,213        13,602        13,484
Jul 98                  12,168        10,225        13,457        13,239
Aug 98                  10,423        10,238        11,511        11,211
Sep 98                  11,004        10,250        12,249        11,975
Oct 98                  11,636        10,274        13,245        12,884
Nov 98                  12,389        10,274        14,048        13,672
Dec 98                  13,503        10,287        14,857        14,541
Jan 99                  14,255        10,312        15,479        15,035
Feb 99                  13,793        10,324        14,998        14,503
Mar 99                  14,645        10,356        15,598        15,035
Apr 99                  15,427        10,431        16,202        15,713
May 99                  15,136        10,431        15,819        15,414
Jun 99                  16,038        10,469        16,697        15,627

TOTAL AVERAGE RETURNS AS OF 6/30/99(3),(4)                                  SIX MONTH        ONE YEAR   SINCE INCEPTION(9)
                                                                                                          (June 2, 1997)
Portfolio (without annuity expenses)(5)                                       18.80%          29.26%         25.55%
Portfolio (with annuity expenses)(6), (7)                                     17.98%          27.48%         23.82%
Portfolio (adjusted for the maximum surrender charge)(6), (8)                 11.51%          21.73%         21.45%
Capital Market Benchmark(1)                                                   12.38%          22.76%         27.90%

(1) The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is 100% S&P 500.
    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 6-1-97.
(2) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.
(3) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.
(4) During the period noted, the Advisor waived a portion of its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.
(5) Excludes all annuity expenses (which are itemized in footnote #6) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(6) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.
(7) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(9) Annualized.

INVESTMENT STRATEGY

The STRATEGIC GROWTH PORTFOLIO is diversified in seven funds, representing six major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

o Maintain equity focus on large-cap, blue-chip domestic holdings, as prospects for earnings growth improve.

o Manage risk by increasing domestic diversification levels and adding to the cash position.

o Reduce exposure to international equities since risk levels appear to be increasing overseas.

REVIEW OF PORTFOLIO ALLOCATIONS

The Portfolio benefited from its diversified equity holdings and is positioned to take advantage of market trends that we forecast for the second half of the year. Overall, we allocated the Portfolio in an effort to manage risk by concentrating on domestic equities, reduce portfolio valuation levels, and position the Portfolio to take advantage of favorable prospects for the largest, most liquid, blue-chip equity holdings. We feel there is an opportunity for these holdings to produce better relative returns than other capitalization levels. During the period, the GROWTH and the GROWTH & INCOME FUNDS, which benefited from their concentration in strong performing large-cap issues, generated much of the overall return. The GROWTH FUND held large positions in firms such as AT&T, Liberty Media Group and Nokia, which all appreciated significantly during the period. The GROWTH & INCOME FUND is concentrated in large-cap value stocks, which also performed well as market breadth expanded. International equities appreciated during the period, adding to overall performance, but we reduced exposure in favor of lower-risk asset classes as the year progressed.

OUTLOOK

The domestic economy continues to grow at a healthy pace. In the second quarter of 1999, strong employment and improved business conditions propelled much of this growth. Although consumer sentiment remains high, spending is expected to slow from its torrid first-quarter pace of nearly 7%, due primarily to a slowdown in the housing market. While we see price increases in some commodities driven by increasing global demand, we think that deeply ingrained deflationary forces stemming from globalization, new technology, and free market reforms will continue to hold inflation in check--if growth remains at current levels or slows somewhat. After raising rates, the Federal Reserve has announced a neutral bias on interest rates. As we move closer to the end of the year, we could see a "flight-to-quality," which could result in an increased flow of assets into high-rated, liquid securities.

In the equity markets, we remain bullish on large-cap stocks because we feel these holdings should resume market leadership during the second half of the year. With the rebound in international markets, we expect the trade balance to improve from its lows of recent quarters, yet we are cautious in the area of international equities. Improvement in Japan will be slight as structural problems remain, but the situation will help keep global prices in check. The Y2K issue is an important area to address. Risk will probably come from investor psychology rather than a fundamental disruption in business practice. There could be less liquidity in fixed-income markets as lenders constrict loan practices, especially overseas. In addition, market fears could incite a sell-off of higher-growth stocks. While these possibilities demand attention, our longer-term outlook on global equity markets remains positive.

                           STRATEGIC GROWTH portfolio
                          asset class diversification++

                        U.S. EQUITY LARGE CAP           47%
                        FOREIGN STOCKS                  13%
                        CASH                             9%
                        BONDS                            4%
                        U.S. EQUITY SMALL CAP           10%
                        U.S. EQUITY MID CAP             17%

                             portfolio allocation++

                        GROWTH FUND (JANUS)             34%
                        EMERGING GROWTH FUND             3%
                        HIGH YIELD FUND                  4%
                        INTERNATIONAL GROWTH FUND
                          (CAPITAL GUARDIAN)             9%
                        NORTHWEST FUND                  10%
                        MONEY MARKET FUND                5%
                        GROWTH & INCOME FUND            35%

 + Annual rate of inflation: 2.22%
   Source: Ibbotson
++ As of 6/30/99 and may not reflect the current Strategic Growth Portfolio allocation.

                                                                  SAM portfolios

CONSERVATIVE GROWTH portfolio
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a BS and an MBA.

PERFORMANCE REVIEW(5)
The CONSERVATIVE GROWTH PORTFOLIO returned 15.81% for the six-month period ended June 30, 1999. The Portfolio outperformed its benchmark index for all periods. The Portfolio continues to be managed in an effort to reduce volatility relative to single asset-class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio has returned 17.64% above the rate of inflation.

ECONOMIC/MARKET REVIEW
The U.S. economy grew at a very strong rate over the past six months, advancing 4.3% in the first quarter and 2.3% in the second quarter of 1999. These results have surprised most market participants, as the effects of a negative trade balance did not offset the strength of consumer spending as much as expected. High levels of personal income, large tax refunds, and strong consumer confidence propelled the economy forward. The high growth rates and tight labor markets in the U.S. economy created concern that inflation may begin to accelerate, and the Federal Reserve raised short-term interest rates near the end of the period. As a result of the strong growth, all yields have steadily increased during 1999. With prices moving in the opposite direction as interest rates, fixed-income investments generally reported weak results for the period. However, high-yield bonds performed very well relative to other bond classes, as economic strength positively influenced lower-grade issues.

                     GROWTH OF A $10,000 INVESTMENT(3), (4)

                      Portfolio
                      (without                      Capital       Russell
                      annuity       Inflation       Market         3000
                      expenses)(5)  (CPI)(1)      Benchmark(1)    Index(2)
--------------------------------------------------------------------------------
Inception 6/2/97       $10,000       $10,000       $10,000       $10,000
Jun 97                  10,300        10,000        10,311        10,416
Jul 97                  10,860        10,032        10,701        11,233
Aug 97                  10,420        10,063        10,347        10,777
Sep 97                  10,850        10,088        10,726        11,388
Oct 97                  10,420        10,100        10,411        11,005
Nov 97                  10,400        10,094        10,556        11,426
Dec 97                  10,490        10,106        10,668        11,655
Jan 98                  10,620        10,126        10,804        11,776
Feb 98                  11,310        10,145        11,279        12,618
Mar 98                  11,710        10,164        11,595        13,244
Apr 98                  11,880        10,182        11,675        13,374
May 98                  11,590        10,201        11,541        13,044
Jun 98                  11,856        10,213        11,727        13,484
Jul 98                  11,615        10,225        11,684        13,239
Aug 98                  10,030        10,238        10,677        11,211
Sep 98                  10,522        10,250        10,973        11,975
Oct 98                  11,093        10,274        11,558        12,884
Nov 98                  11,746        10,274        11,980        13,672
Dec 98                  12,578        10,287        12,378        14,541
Jan 99                  13,151        10,312        12,599        15,035
Feb 99                  12,769        10,324        12,339        14,503
Mar 99                  13,461        10,356        12,682        15,035
Apr 99                  14,124        10,431        13,049        15,713
May 99                  13,813        10,431        12,932        15,414
Jun 99                  14,567        10,469        13,335        15,627

(1) The Conservative Growth Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20% MSCI EAFE + Emerging Markets, 20% Lehman Brothers Mutual Fund (1-5) Gov/ Corp Index, 20% Salomon Bros. 90-day T-Bills, and 5% Russell 2000 Growth.
    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 6-1-97.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

TOTAL AVERAGE RETURNS AS OF 6/30/99(3), (4)                                 SIX MONTH      ONE YEAR    SINCE INCEPTION(9)
                                                                                                         (June 2, 1997)
Portfolio (without annuity expenses)(5)                                       15.81%         22.86%          19.86%
Portfolio (with annuity expenses)(6), (7)                                     15.01%         21.16%          18.20%
Portfolio (adjusted for the maximum surrender charge)(6), (8)                  8.54%         15.41%          15.71%
Capital Market Benchmark(1)                                                    7.73%         13.71%          14.81%

(3) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions
(4) During the period noted, the Advisor waived a portion of its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.
(5) Excludes all annuity expenses (which are itemized in footnote #6) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(6) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.
(7) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(9) Annualized.

Equity markets rose substantially throughout the period as the Dow Jones Industrial Average broke through the 10,000- and 11,000-point barriers for the first time in history. Stocks in the Technology and Communication sectors led the way, as investors drove up prices based on the potential for growth in the future. In addition, a strong economy and higher oil prices helped energy stocks as well as capital goods and basic materials companies. Productivity accelerated throughout the period -- if sufficient, this can enable firms to expand their earnings without raising prices, even with higher wage costs. Early in the period, the market advance was generally narrow and favored large-cap growth stocks, yet lately there has been a resurgence in large-cap value stocks and small-cap growth stocks as market breadth has begun to widen. International markets bounced back during the period, led by strong performance in the Pacific region. Equity markets in developing or emerging countries advanced significantly as the improving economies of Asia and Latin America helped ease global unrest. Although these markets have been very strong, we remain cautious as risk levels for the second half of the year may be on the rise.

INVESTMENT STRATEGY
The CONSERVATIVE GROWTH PORTFOLIO is diversified in nine funds, representing six major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets. The overall investment strategy for the period was to:

o Increase the fixed-income fund exposure to 17%, as interest rates may have reached their highs.

o Reduce exposure to international equities since risk levels appear to be increasing overseas.

o Maintain equity focus on large-cap, blue-chip domestic holdings, as prospects for earnings growth continue.

REVIEW OF PORTFOLIO ALLOCATIONS
Overall, we allocated the Portfolio in an effort to manage risk by concentrating on domestic equities, reduce portfolio valuation levels, and position the Portfolio to take advantage of favorable prospects for the largest, most liquid, blue-chip equity holdings. We feel there is an opportunity for these holdings to produce better relative returns than other capitalization levels. We slightly decreased the equity position near the end of the period as strong results helped boost performance, yet also pushed valuations to relatively high levels. THE GROWTH and the GROWTH & INCOME FUNDS, which benefited from their concentration in strong performing large-cap issues, generated much of the overall return. The GROWTH FUND held large positions in firms such as AT&T, Liberty Media Group and Nokia, which all appreciated significantly during the period. International equities also performed well during the period, adding to overall performance; we reduced exposure near the end of the period to favor lower-risk asset classes as the year progresses. Because we believe interest rates will move downward from their recent highs, we positioned the Portfolio to take advantage of this trend. We increased the ratio of debt-to-equity investments in an effort to generate yield and reduce overall risk levels of the Portfolio. We feel that the market for high-quality debt issues should improve as interest rates move downward and Y2K approaches.

OUTLOOK
The domestic economy continues to grow at a healthy pace. In the second quarter of 1999, strong employment and improved business conditions propelled much of this growth. Although consumer sentiment remains high, spending is expected to slow from its torrid first-quarter pace of nearly 7% due primarily to a slowdown in the housing market. While we see price increases in some commodities driven by increasing global demand, we think that deeply ingrained deflationary forces stemming from globalization, new technology, and free market reforms will continue to hold inflation in check -- if growth remains at current levels or slows somewhat. After raising rates, the Federal Reserve has announced a neutral bias on interest rates. Since we believe interest rates may have peaked in recent weeks, we moved from neutral to positive on our outlook for intermediate- to long-term U.S. bonds. As we move closer to the end of the year, we could see a "flight-to-quality," which could result in an increased flow of assets into high-rated, liquid securities.

In the equity markets, we remain bullish on large-cap stocks, because we feel these holdings should resume market leadership during the second half of the year. With the rebound in international markets, we expect the trade balance to improve from its lows of recent quarters, yet we are cautious in the area of international equities. Improvement in Japan will be slight as structural problems remain, but the situation will help keep global prices in check. The Y2K issue is an important area to address. Risk will probably come from investor psychology rather than a fundamental disruption in business practice. There could be less liquidity in fixed-income markets as lenders constrict loan practices, especially overseas. In addition, market fears could incite a sell-off of higher-growth stocks. While these possibilities demand attention, our longer-term outlook on global equity markets remains positive.

                          CONSERVATIVE GROWTH portfolio
                          asset class diversification++

                        U.S. EQUITY LARGE CAP           44%
                        MORTGAGE BONDS                   4%
                        FOREIGN STOCKS                  17%
                        CASH                            12%
                        OTHER BONDS                      4%
                        U.S. EQUITY SMALL CAP            4%
                        U.S. EQUITY MID CAP             15%

                             portfolio allocation++

                        GROWTH & INCOME FUND            38%
                        U.S. GOVERNMENT SECURITIES
                          FUND                           4%
                        INCOME FUND                      1%
                        INTERNATIONAL GROWTH FUND
                          (CAPITAL GUARDIAN)            13%
                        NORTHWEST FUND                   4%
                        MONEY MARKET FUND                8%
                        SHORT TERM HIGH QUALITY
                          BOND FUND                      1%
                        GROWTH FUND (JANUS)             28%
                        HIGH YIELD FUND                  3%

 + Annual rate of inflation: 2.22%
   Source: Ibbotson
++ As of 6/30/99 and may not reflect the current Conservative Growth Portfolio allocation.

                                                                  SAM portfolios

BALANCED portfolio
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a BS and an MBA.

PERFORMANCE REVIEW(6)

The BALANCED PORTFOLIO returned 11.09% for the six-month period ended June 30, 1999. The Portfolio significantly outperformed its benchmark index for all periods, while managing to reduce volatility relative to single asset-class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio has returned 13.86% above the rate of inflation.

ECONOMIC/MARKET REVIEW

The U.S. economy grew at a very strong rate over the past six months, advancing 4.3% in the first quarter and 2.3% in the second quarter of 1999. These results have surprised most market participants, as the effects of a negative trade balance did not offset the strength of consumer spending as much as expected. High levels of personal income, large tax refunds, and strong consumer confidence propelled the economy forward. The high growth rates and tight labor markets in the U.S. economy created concern that inflation may begin to accelerate, and the Federal Reserve raised short-term interest rates near the end of the period. As a result of the strong growth, all yields have steadily increased during 1999. With prices moving in the opposite direction as interest rates, fixed-income investments generally reported weak results for the period. However, high-yield bonds performed very well relative to other bond classes, as economic strength positively influenced lower-grade issues.

                     GROWTH OF A $10,000 INVESTMENT(4), (5)

                                             Lehman
                 Portfolio                   Brothers
                  (without                  Aggregate    Russell     Capital
                  annuity      Inflation      Bond        3000        Market
                 expenses)(5)   (CPI)(1)     Index(3)    Index(2)   Benchmark(1)
--------------------------------------------------------------------------------
Inception 6/2/97 $10,000       $10,000       $10,000     $10,000     $10,000
Jun 97            10,190        10,000        10,206      10,416      10,119
Jul 97            10,680        10,032        10,442      11,233      10,392
Aug 97            10,350        10,063        10,235      10,777      10,304
Sep 97            10,700        10,088        10,462      11,388      10,456
Oct 97            10,390        10,100        10,332      11,005      10,608
Nov 97            10,390        10,094        10,409      11,426      10,657
Dec 97            10,470        10,106        10,502      11,655      10,764
Jan 98            10,600        10,126        10,632      11,776      10,902
Feb 98            11,110        10,145        10,870      12,618      10,893
Mar 98            11,410        10,164        11,036      13,244      10,931
Apr 98            11,580        10,182        11,101      13,374      10,987
May 98            11,440        10,201        11,083      13,044      11,092
Jun 98            11,655        10,213        11,184      13,484      11,186
Jul 98            11,534        10,225        11,223      13,239      11,210
Aug 98            10,378        10,238        10,818      11,211      11,392
Sep 98            10,719        10,250        10,975      11,975      11,659
Oct 98            11,182        10,274        11,296      12,884      11,597
Nov 98            11,655        10,274        11,510      13,672      11,663
Dec 98            12,268        10,287        11,701      14,541      11,698
Jan 99            12,691        10,312        11,810      15,035      11,781
Feb 99            12,399        10,324        11,693      14,503      11,575
Mar 99            12,929        10,356        11,898      15,035      11,639
Apr 99            13,412        10,431        12,084      15,713      11,676
May 99            13,103        10,431        12,020      15,414      11,573
Jun 99            13,627        10,469        12,220      15,627      11,536

 (1) The Balanced Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Brothers Mutual Fund (1-5) Gov/Corp Index, 25% Salomon Bros. 90-day T-Bills, 20% Lehman Brothers Mortgage Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets.
     The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 6-1-97.
 (2) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.
 (3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.
 (4) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(4), (5)                                 SIX MONTH      ONE YEAR   SINCE INCEPTION(10)
                                                                                                         (June 2, 1997)
Portfolio (without annuity expenses)(6)                                       11.09%         16.93%          16.08%
Portfolio (with annuity expenses)(7), (8)                                     10.32%         15.32%          14.47%
Portfolio (adjusted for the maximum surrender charge)(7), (9)                  3.85%          9.57%          11.89%
Capital Market Benchmark(1)                                                    4.43%          9.26%          10.10%

 (5) During the period noted, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.
 (6) Excludes all annuity expenses (which are itemized in footnote #7) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
 (7) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.
 (8) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
 (9) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(10) Annualized.

Equity markets rose substantially throughout the period as the Dow Jones Industrial Average broke through the 10,000- and 11,000-point barriers for the first time in history. Stocks in the Technology and Communication sectors led the way, as investors drove up prices based on the potential for growth in the future. In addition, a strong economy and higher oil prices helped energy stocks as well as capital goods and basic materials companies. Productivity accelerated throughout the period -- if sufficient, this can enable firms to expand their earnings without raising prices, even with higher wage costs. Early in the period, the market advance was generally narrow and favored large-cap growth stocks, yet lately there has been a resurgence in large-cap value stocks and small-cap growth stocks as market breadth has begun to widen. International markets bounced back during the period, led by strong performance in the Pacific region. Equity markets in developing or emerging countries advanced significantly as the improving economies of Asia and Latin America helped ease global unrest. Although these markets have been very strong, we remain cautious as risk levels for the second half of the year may be on the rise.

INVESTMENT STRATEGY

The BALANCED PORTFOLIO is diversified in seven funds, representing eight major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

o Increase the fixed-income fund exposure to 40% and reduce the cash position, as interest rates may have reached their highs.

o Focus fixed-income holdings on high-quality issues to improve credit risk during the second half of 1999.

o Reduce exposure to international equities since risk levels appear to be increasing overseas.

o Maintain equity focus on large-cap domestic holdings, as prospects for earnings growth improve.

REVIEW OF PORTFOLIO ALLOCATIONS

The Portfolio slightly decreased its equity position near the end of the period as strong results helped boost performance, yet also pushed valuations to relatively high levels. The GROWTH and the GROWTH & INCOME FUNDS, which benefited from their concentration in strong performing large-cap issues, generated much of the overall return. The GROWTH FUND held large positions in firms such as AT&T, Liberty Media Group and Nokia, which all appreciated significantly during the period. International equities also performed well during the period, adding to overall performance; we reduced exposure near the end of the period to favor lower-risk asset classes as the year progresses. Because we believe interest rates will move downward from their recent highs, we positioned the Portfolio to take advantage of this trend. We increased the ratio of debt-to-equity investments in an effort to generate yield and reduce overall risk levels of the Portfolio. We feel that the market for high-quality debt issues should improve as interest rates move downward and Y2K approaches.

OUTLOOK

The domestic economy continues to grow at a healthy pace. In the second quarter of 1999, strong employment and improved business conditions propelled much of this growth. Although consumer sentiment remains high, spending is expected to slow from its torrid first-quarter pace of nearly 7% due primarily to a slowdown in the housing market. While we see price increases in some commodities driven by increasing global demand, we think that deeply ingrained deflationary forces stemming from globalization, new technology, and free market reforms will continue to hold inflation in check -- if growth remains at current levels or slows somewhat. After raising rates, the Federal Reserve has announced a neutral bias on interest rates. Since we believe interest rates may have peaked in recent weeks, we moved from neutral to positive on our outlook for intermediate- to long-term U.S. bonds. As we move closer to the end of the year, we could see a "flight-to-quality," which could result in an increased flow of assets into high-rated, liquid securities.

In the equity markets, we remain bullish on large-cap stocks, because we feel these holdings should resume market leadership during the second half of the year. With the rebound in international markets, we expect the trade balance to improve from its lows of recent quarters, yet we are cautious in the area of international equities.

Improvement in Japan will be slight as structural problems remain, but the situation will help keep global prices in check. The Y2K issue is an important area to address. Risk will probably come from investor psychology rather than a fundamental disruption in business practice. There could be less liquidity in fixed-income markets as lenders constrict loan practices, especially overseas. In addition, market fears could incite a sell-off of higher-growth stocks. While these possibilities demand attention, our longer-term outlook on global equity markets remains positive.

                               BALANCED portfolio
                          asset class diversification++

                        U.S. EQUITY LARGE CAP           32%
                        CASH                             4%
                        CORPORATE BONDS                  3%
                        FOREIGN STOCKS                  14%
                        SHORT TERM BONDS                14%
                        OTHER BONDS                      3%
                        U.S. EQUITY SMALL CAP            2%
                        MORTGAGES                       18%
                        U.S. EQUITY MID CAP             10%

                             portfolio allocation++

                        GROWTH & INCOME FUND            29%
                        HIGH YIELD FUND                  2%
                        INTERNATIONAL GROWTH FUND
                          (CAPITAL GUARDIAN)            12%
                        U.S. GOVERNMENT SECURITIES
                          FUND                          20%
                        SHORT TERM HIGH QUALITY
                          BOND FUND                     15%
                        GROWTH FUND (JANUS)             19%
                        INCOME FUND                      3%

 + Annual rate of inflation: 2.22%
   Source: Ibbotson
++ As of 6/30/99 and may not reflect the current Balanced Portfolio allocation.

                                                                  SAM portfolios

FLEXIBLE INCOME portfolio
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a BS and an MBA.

PERFORMANCE REVIEW(5)

The FLEXIBLE INCOME PORTFOLIO returned 4.52% for the six-month period ended June 30, 1999. The Portfolio outperformed its benchmark index for all periods, while managing to reduce volatility relative to single asset-class investments. Long-term results are favorable and provide a premium over inflation; since inception, the Portfolio has returned 8.18% above the rate of inflation.

ECONOMIC/MARKET REVIEW

The U.S. economy grew at a very strong rate over the past six months, advancing 4.3% in the first quarter 2.3% in the second quarter of 1999. These results have surprised most market participants, as the effects of a negative trade balance did not offset the strength of consumer spending as much as expected. High levels of personal income, large tax refunds, and strong consumer confidence propelled the economy forward. The high growth rates and tight labor markets in the U.S. economy created concern that inflation may begin to accelerate, and the Federal Reserve raised short-term interest rates near the end of the period. As a result of the strong growth, all yields have steadily increased during 1999. With prices moving in the opposite direction in relation to interest rates, fixed-income investments generally reported weak results for the period. However, high-yield bonds performed very well relative to other bond classes, as economic strength positively influenced lower-grade issues.

                     GROWTH OF A $10,000 INVESTMENT(3), (4)
                                                                  Lehman
                      Portfolio                                  Brothers
                      (without                      Capital      Agregate
                      annuity       Inflation       Market         Bond
                      expenses)(5)  (CPI)(1)      Benchmark(1)    Index(2)
--------------------------------------------------------------------------------
Inception 9/8/97       $10,000     $10,000        $10,000        $10,000
Sep 97                  10,110      10,025         10,122         10,148
Oct 97                  10,110      10,037         10,154         10,295
Nov 97                  10,140      10,031         10,229         10,343
Dec 97                  10,230      10,043         10,303         10,447
Jan 98                  10,350      10,062         10,391         10,581
Feb 98                  10,540      10,081         10,485         10,572
Mar 98                  10,650      10,100         10,576         10,608
Apr 98                  10,720      10,119         10,632         10,663
May 98                  10,740      10,137         10,665         10,765
Jun 98                  10,871      10,149         10,756         10,856
Jul 98                  10,831      10,161         10,786         10,879
Aug 98                  10,470      10,173         10,719         11,056
Sep 98                  10,771      10,186         10,898         11,315
Oct 98                  10,961      10,210         11,015         11,255
Nov 98                  11,172      10,210         11,100         11,319
Dec 98                  11,432      10,222         11,200         11,353
Jan 99                  11,623      10,247         11,293         11,434
Feb 99                  11,452      10,260         11,231         11,234
Mar 99                  11,680      10,291         11,334         11,295
Apr 99                  11,924      10,366         11,415         11,332
May 99                  11,803      10,366         11,381         11,232
Jun 99                  11,950      10,403         11,470         11,196

(1) The Flexible Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Bros. Mutual Fund Short (1-5) Gov/Corp Index, 40% Salomon Bros. 90-day T-Bills, 10% Lehman Bros. Mortgage Index, and 10% S&P 500.
    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 9-1-97.
(2) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.
(3) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(3), (4)                                  SIX MONTH      ONE YEAR   SINCE INCEPTION(9)
                                                                                                       (September 8, 1997)
Portfolio (without annuity expenses)(5)                                        4.52%          9.91%          10.36%
Portfolio (with annuity expenses)(6), (7)                                      3.80%          8.39%           8.82%
Portfolio (adjusted for the maximum surrender charge)(6), (8)                 -2.67%          2.64%           5.67%
Capital Market Benchmark(1)                                                    2.42%          6.65%           7.77%

(4) During the period noted, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.
(5) Excludes all annuity expenses (which are itemized in footnote #6) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(6) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.
(7) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(9) Annualized.

Equity markets rose substantially throughout the period as the Dow Jones Industrial Average broke through the 10,000- and 11,000-point barriers for the first time in history. Stocks in the Technology and Communication sectors led the way, as investors drove up prices based on the potential for growth in the future. In addition, a strong economy and higher oil prices helped energy stocks as well as capital goods and basic materials companies. Productivity accelerated throughout the period -- if sufficient, this can enable firms to expand their earnings without raising prices, even with higher wage costs. Early in the period, the market advance was generally narrow and favored large-cap growth stocks, yet lately there has been a resurgence in large-cap value stocks as market breadth has begun to widen.

INVESTMENT STRATEGY

The FLEXIBLE INCOME PORTFOLIO is diversified in seven funds, representing eight major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

o Maintain fixed-income fund exposure at 75%, as interest rates may have reached their highs.

o Focus the majority of fixed-income holdings in high-quality issues to improve credit risk during the second half of 1999.

o Continue to generate strong yield with broadly diversified fixed-income holdings.

o Maintain growth potential with an equity focus on large-cap domestic holdings.

REVIEW OF PORTFOLIO ALLOCATIONS

During the period, equity investments advanced while most fixed-income assets declined due to higher interest rates. Because we believe interest rates will move downward from their recent highs, we positioned the Portfolio to take advantage of this trend (bond prices move in the opposite direction of interest rates). We anticipate that the market for high-quality issues found in the U.S. GOVERNMENT FUND and the SHORT TERM HIGH QUALITY BOND FUND will improve as interest rates move downward and Y2K approaches. In addition, we maintained our position in both the INCOME FUND and the HIGH YIELD FUND to continue to generate strong levels of income. In the equity portion of the Portfolio, we kept a high concentration in large-cap holdings, favoring the blue-chip GROWTH & INCOME FUND, while providing additional potential for growth with the small allocation in the GROWTH FUND. We maintained current positions to take advantage of the favorable prospects for the largest, most liquid, blue-chip equity holdings. We feel there is an opportunity for these holdings to produce better relative returns than other capitalization levels.

OUTLOOK

The domestic economy continues to grow at a healthy pace. In the second quarter of 1999, strong employment and improved business conditions propelled much of this growth. Although consumer sentiment remains high, spending is expected to slow from its torrid first-quarter pace of nearly 7% due primarily to a slowdown in the housing market. While we see price increases in some commodities driven by increasing global demand, we think that deeply ingrained deflationary forces stemming from globalization, new technology, and free market reforms will continue to hold inflation in check -- if growth remains at current levels or slows somewhat. After raising rates, the Federal Reserve has announced a neutral bias on interest rates. Since we believe interest rates may have peaked in recent weeks, we moved from neutral to positive on our outlook for intermediate- to long-term U.S. bonds. As we move closer to the end of the year, we could see a "flight-to-quality," which could result in an increased flow of assets into high-rated, liquid securities.

In the equity markets, we remain bullish on large-cap stocks, because we feel these holdings should resume market leadership during the second half of the year. The Y2K issue is an important area to address. Risk will probably come from investor psychology rather than a fundamental disruption in business practice. There could be less liquidity in fixed-income markets as lenders constrict loan practices, especially overseas. In addition, market fears could incite a sell-off of higher-growth stocks. While these possibilities demand attention, our longer-term outlook on global equity markets remains positive.


                            FLEXIBLE INCOME portfolio
                          asset class diversification++

                        CORPROATE BONDS                 17%
                        TREASURIES                       2%
                        FOREIGN STOCKS                   1%
                        SHORT-TERM BONDS                19%
                        FOREIGN BONDS                    2%
                        DOMESTIC STOCKS                 23%
                        CASH                            18%
                        MORTGAGES                       18%

                             portfolio allocation++

                        GROWTH & INCOME FUND            20%
                        SHORT TERM HIGH QUALITY
                          BOND FUND                     20%
                        INCOME FUND                     20%
                        MONEY MARKET FUND               10%
                        HIGH YIELD FUND                  5%
                        GROWTH FUND (JANUS)              5%
                        U.S. GOVERNMENT SECURITIES
                          FUND                          20%

 + Annual rate of inflation: 2.18%
   Source: Ibbotson
++ As of 6/30/99 and may not reflect the current Flexible Income Portfolio allocation.

                                                                  SAM portfolios

INCOME portfolio
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:
STEVE SCOTT
WM ADVISORS, INC.

The Strategic Asset Manager Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a BS and an MBA.

PERFORMANCE REVIEW(5)

The INCOME PORTFOLIO returned 0.47% for the six-month period ended June 30, 1999.

ECONOMIC/MARKET REVIEW

The U.S. economy grew at a very strong rate over the past six months, advancing 4.3% in the first quarter and 2.3% in the second quarter of 1999. These results have surprised most market participants, as the effects of a negative trade balance did not offset the strength of consumer spending as much as expected. High levels of personal income, large tax refunds, and strong consumer confidence propelled the economy forward. The high growth rates and tight labor markets in the U.S. economy created concern that inflation may begin to accelerate, and the Federal Reserve raised short-term interest rates near the end of the period. As a result of the strong growth, all yields have steadily increased during 1999. With bond prices moving in the opposite direction in relation to interest rates, fixed-income investments generally reported weak results for the period. Performance in the fixed-income markets for the past six months reflected market leadership away from long-term Treasuries and into some of the lower-rated issues and mortgage-backed securities. High-yield bonds performed very well relative to other bond classes, as economic strength positively influenced lower-grade issues.

                     GROWTH OF A $10,000 INVESTMENT(3), (4)
                                                                  Lehman
                      Portfolio                                  Brothers
                      (without                      Capital      Agregate
                      annuity       Inflation       Market         Bond
                      expenses)(5)  (CPI)(1)      Benchmark(1)    Index(2)
--------------------------------------------------------------------------------
Inception 4/23/98      $10,000      $10,000       $10,000        $10,000
Apr 98                  10,000       10,000        10,000         10,000
May 98                  10,090       10,018        10,063         10,095
Jun 98                  10,163       10,030        10,114         10,181
Jul 98                  10,183       10,042        10,147         10,202
Aug 98                  10,233       10,054        10,213         10,368
Sep 98                  10,383       10,066        10,338         10,611
Oct 98                  10,323       10,090        10,334         10,555
Nov 98                  10,404       10,090        10,394         10,615
Dec 98                  10,424       10,102        10,428         10,647
Jan 99                  10,493       10,127        10,489         10,722
Feb 99                  10,363       10,139        10,444         10,535
Mar 99                  10,446       10,170        10,502         10,593
Apr 99                  10,538       10,244        10,541         10,627
May 99                  10,497       10,244        10,525         10,533
Jun 99                  10,472       10,281        10,537         10,499


(1) The Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 50% Salomon Bros. 90-day T-Bills Index, 30% Lehman Bros. Mutual Fund Short (1-5) Gov/Corp Index, 10% Lehman Bros. Mortgage Index and 10% Lehman Bros BAA LT Corporate Bond Index. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Index returns begin 4/1/98.
(2) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.
(3) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/ distributions.

TOTAL AVERAGE RETURNS AS OF 6/30/99(3), (4)                                  SIX MONTH        ONE YEAR   SINCE INCEPTION(9)
                                                                                                         (April 23, 1998)
Portfolio (without annuity expenses)(5)                                        0.47%          3.04%           2.77%
Portfolio (with annuity expenses)(6), (7)                                     -0.22%          1.61%           2.52%
Portfolio (adjusted for the maximum surrender charge)(6), (8)                 -6.70%         -4.14%          -2.37%
Capital Market Benchmark(1)                                                    1.04%          4.18%           4.59%

(4) During the period noted, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.
(5) Excludes all annuity expenses (which are itemized in footnote #6) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.
(6) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.
(7) Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(8) Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.
(9) Annualized.

INVESTMENT STRATEGY

The INCOME PORTFOLIO is diversified in five funds, representing six major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term bonds to high-yield and international bonds are intended to shield the Portfolio from drastic swings in any one specific area of the fixed-income markets.

The overall investment strategy for the period was to:

o Increase overall Portfolio duration as interest rates may have reached their highs.

o Focus the majority of fixed-income holdings in high-quality issues to improve credit risk during the second half of 1999.

o Continue to generate strong yield with broadly diversified fixed-income holdings.

REVIEW OF PORTFOLIO ALLOCATIONS

Because we believe interest rates will move downward from their recent highs, we positioned the Portfolio to take advantage of this trend (bond prices move in the opposite direction of interest rates). We increased the duration (a measure of sensitivity to interest rate changes) of the Portfolio in an effort to capitalize on the possibility of lower rates as well as to generate additional income. We feel that the market for high-quality issues found in the U.S. GOVERNMENT FUND and the SHORT TERM HIGH QUALITY BOND FUND should improve as interest rates move downward and Y2K approaches. Because of this outlook, we shifted assets out of both the MONEY MARKET FUND and the HIGH YIELD FUND into the U.S. GOVERNMENT FUND. In addition, because we reduced exposure to high-yield securities, we maintained our position in the INCOME FUND to offset the reduction in yield as well as improve credit quality.

OUTLOOK

The domestic economy continues to grow at a healthy pace. In the second quarter of 1999, strong employment and improved business conditions propelled much of this growth. Although consumer sentiment remains high, spending is expected to slow from its torrid first-quarter pace of nearly 7% due primarily to a slowdown in the housing market. While we see price increases in some commodities driven by increasing global demand, we think that deeply ingrained deflationary forces stemming from globalization, new technology, and free market reforms will continue to hold inflation in check--if growth remains at current levels or slows somewhat. After raising rates, the Federal Reserve has announced a neutral bias on interest rates. Since we believe interest rates may have peaked in recent weeks, we moved from neutral to positive on our outlook for intermediate- to long-term U.S. bonds. As we move closer to the end of the year, we could see a "flight-to-quality," which could result in an increased flow of assets into high-rated, liquid securities. The Y2K issue is an important area to address. Risk will probably come from investor psychology rather than a fundamental disruption in business practice. There could be less liquidity in fixed-income markets as lenders constrict loan practices, especially overseas. While these possibilities demand attention, our long-term outlook remains positive.

                                INCOME portfolio
                          asset class diversification++

                        CORPORATE BONDS                 27%
                        TREASURIES                       4%
                        FOREIGN BONDS                    3%
                        SHORT-TERM BONDS                13%
                        CASH                            23%
                        MORTGAGES                       31%

                             portfolio allocation++

                        INCOME FUND                     29%
                        U.S. GOVERNMENT SECURITIES
                          FUND                          35%
                        SHORT TERM HIGH QUALITY
                          BOND FUND                     14%
                        MONEY MARKET FUND               11%
                        HIGH YIELD FUND                 11%

++ As of 6/30/99 and may not reflect the current Income Portfolio allocation.

                                                                  SAM portfolios

STATEMENTS of ASSETS and LIABILITIES

WM VARIABLE TRUST
JUNE 30, 1999 (UNAUDITED)

                                                  SHORT TERM           U.S.
                                   MONEY             HIGH           GOVERNMENT                        GROWTH &
                                   MARKET        QUALITY BOND       SECURITIES         INCOME          INCOME           GROWTH
                                    FUND             FUND              FUND             FUND            FUND             FUND
                               --------------   --------------    --------------   --------------  ---------------  ---------------
ASSETS:
Investments, at value
  (See portfolios of investments):
  Securities ................   $  19,455,004    $  43,807,605     $  63,703,561    $  43,985,609   $  156,671,174   $  229,503,080
  Repurchase Agreements .....       2,326,000        1,812,000         4,338,000       12,032,000        6,981,000        --
                                -------------    -------------     -------------    -------------   --------------   --------------
    Total Investments (a) ...      21,781,004       45,619,605        68,041,561       56,017,609      163,652,174      229,503,080
Cash and/or foreign currency(b)           251           14,835          --                    958        --                 745,048
Dividends and/or interest
  receivable ................         126,413          434,536           478,172          934,614          138,810           40,023
Receivable for investment
  securities sold ...........       2,399,936            2,303          --               --              --               3,998,434
Receivable for Fund shares
  sold ......................           6,944           20,668            27,456            4,119           83,941           68,120
Net unrealized appreciation
  of forward currency
  contracts (See portfolio of
  investments) ..............        --               --                --               --              --               1,190,263
Unamortized organization
  costs and/or offering
  costs .....................        --               --                --               --              --               --
Prepaid expenses and other
  assets ....................             928            1,000             1,326            1,439            3,398            3,977
                                -------------    -------------     -------------    -------------   --------------   --------------
    Total Assets ............      24,315,476       46,092,947        68,548,515       56,958,739      163,878,323      235,548,945
                                -------------    -------------     -------------    -------------   --------------   --------------
LIABILITIES:
Payable for investment
  securities purchased ......       1,005,463         --                --               --              1,561,589        7,502,199
Net unrealized depreciation
  of forward foreign
  currency contracts (See
  portfolio of investments) .        --               --                --               --              --               --
Payable for Fund shares
  redeemed ..................          93,473           12,937            22,739            6,516           54,333           46,603
Due to custodian ............        --               --                  10,831         --                 46,673        --
Dividends payable ...........           5,330         --                --               --              --               --
Investment advisory fee
  payable ...................           9,939           15,884            31,381           26,684           98,760          156,108
Administration fee payable ..           4,209            5,718             9,415            7,389           22,716           31,797
Accrued legal and audit fees           10,388           11,864            10,440           11,530           11,774           12,051
Printing fees payable .......           6,708            7,206            12,132           10,358           27,740           38,397
Custodian fee payable .......             113              492             1,094              534            1,147            3,173
Accrued expenses and other
  payables ..................           1,956            3,602             3,309            3,159            5,116            6,715
                                -------------    -------------     -------------    -------------   --------------   --------------
    Total Liabilities .......       1,137,579           57,703           101,341           66,170        1,829,848        7,797,043
                                -------------    -------------     -------------    -------------   --------------   --------------
NET ASSETS ..................   $  23,177,897    $  46,035,244     $  68,447,174    $  56,892,569   $  162,048,475   $  227,751,902
                                =============    =============     =============    =============   ==============   ==============
----------------
(a) Investments, at cost ....   $  21,781,004    $  45,861,375     $  67,641,750    $  56,349,524   $  132,893,479   $  165,164,554
                                =============    =============     =============    =============   ==============   ==============
(b) Cash and/or foreign
  currency, at cost .........   $         251    $      14,835     $    --          $         958   $     --         $      745,729
                                =============    =============     =============    =============   ==============   ==============

                                                                   EMERGING       INTERNATIONAL      STRATEGIC      CONSERVATIVE
                                 BOND & STOCK     NORTHWEST         GROWTH           GROWTH           GROWTH           GROWTH
                                     FUND            FUND            FUND             FUND           PORTFOLIO        PORTFOLIO
                                 ------------     ----------      -----------     -------------     -----------     -------------
ASSETS:
Investments, at value
  (See portfolios of investments):
  Securities ................     $5,389,881      $5,218,472      $34,578,181      $39,184,773      $12,830,588      $26,450,864
  Repurchase Agreements .....      2,716,000         561,000          452,000          877,000          --               179,000
                                  ----------      ----------      -----------      -----------      -----------      -----------
    Total Investments (a) ...      8,105,881       5,779,472       35,030,181       40,061,773       12,830,588       26,629,864
Cash and/or foreign currency(b)          619          --              --               587,118           66,099           16,113
Dividends and/or interest
  receivable ................         26,938           2,334           16,961          265,546          --                   251
Receivable for investment
  securities sold ...........         --              --              150,038       14,317,486          --               --
Receivable for Fund shares
  sold ......................          7,460           7,925          --                16,479           18,296          399,666
Net unrealized appreciation
  of forward currency
  contracts (See portfolio of
  investments) ..............         --              --              --               --               --               --
Unamortized organization
  costs and/or offering
  costs .....................         --              --              --               --                24,033           24,033
Prepaid expenses and other
  assets ....................             48              48            1,214            1,739              106              212
                                  ----------      ----------      -----------      -----------      -----------      -----------
    Total Assets ............      8,140,946       5,789,779       35,198,394       55,250,141       12,939,122       27,070,139
                                  ----------      ----------      -----------      -----------      -----------      -----------
LIABILITIES:
Payable for investment
  securities purchased ......        256,100          31,918          226,551          --               --               --
Net unrealized depreciation
  of forward foreign
  currency contracts (See
  portfolio of investments) .        --              --              --                 2,212          --               --
Payable for Fund shares
  redeemed ..................        --              --               18,421           14,741          --               --
Due to custodian ............        --              69,901           16,765          --               --               --
Dividends payable ...........        --              --              --               --               --               --
Investment advisory fee
  payable ...................         10,688           9,354           24,076           45,120           13,533           15,088
Administration fee payable ..          1,062             835            4,881            8,685            1,439            2,894
Accrued legal and audit fees          10,219           9,415           10,431           15,064            6,933            6,969
Printing fees payable .......            991             782            6,562           11,609            1,670            3,362
Custodian fee payable .......         --                 956              766            7,116          --               --
Accrued expenses and other
  payables ..................            923             387            1,709            3,342              223              456
                                  ----------      ----------      -----------      -----------      -----------      -----------
    Total Liabilities .......        279,983         123,548          310,162          107,889           23,798           28,769
                                  ----------      ----------      -----------      -----------      -----------      -----------
NET ASSETS ..................     $7,860,963      $5,666,231      $34,888,232      $55,142,252      $12,915,324      $27,041,370
                                  ==========      ==========      ===========      ===========      ===========      ===========
----------------
(a) Investments, at cost ....     $7,928,721      $4,655,164      $30,316,574      $34,243,903      $11,846,932      $25,373,690
                                  ==========      ==========      ===========      ===========      ===========      ===========
(b) Cash and/or foreign
  currency, at cost .........     $      619      $    --         $     --         $   589,641      $    66,099      $    16,113
                                  ==========      ==========      ===========      ===========      ===========      ===========


                                                      FLEXIBLE
                                     BALANCED          INCOME      INCOME
                                     PORTFOLIO       PORTFOLIO    PORTFOLIO
                                    -----------      ----------    ----------
ASSETS:
Investments, at value
  (See portfolios of investments):
  Securities ................       $35,379,617      $9,863,260    $3,398,860
  Repurchase Agreements .....           235,000          --        --
                                    -----------      ----------    ----------
    Total Investments (a) ...        35,614,617       9,863,260     3,398,860
Cash and/or foreign currency(b)           5,957          40,162        20,609
Dividends and/or interest
  receivable ................                27          --           151
Receivable for investment
  securities sold ...........           --               --            --
Receivable for Fund shares
  sold ......................            72,082          45,569        --
Net unrealized appreciation
  of forward currency
  contracts (See portfolio of
  investments) ..............           --               --            --
Unamortized organization
  costs and/or offering
  costs .....................            24,033           6,017        --
Prepaid expenses and other
  assets ....................               236              18            13
                                    -----------      ----------    ----------
    Total Assets ............        35,716,952       9,955,026     3,419,633
                                    -----------      ----------    ----------
LIABILITIES:
Payable for investment
  securities purchased ......           135,662          --            --
Net unrealized depreciation
  of forward foreign
  currency contracts (See
  portfolio of investments) .           --               --            --
Payable for Fund shares
  redeemed ..................           --               --            --
Due to custodian ............           --               --            --
Dividends payable ...........           --               --            --
Investment advisory fee
  payable ...................            19,630           4,379         2,094
Administration fee payable ..             3,917           1,087           384
Accrued legal and audit fees              6,980           6,911         6,907
Printing fees payable .......             4,418           1,042           409
Custodian fee payable .......                38              31            46
Accrued expenses and other
  payables ..................               545              99            47
                                    -----------      ----------    ----------
    Total Liabilities .......           171,190          13,549         9,887
                                    -----------      ----------    ----------
NET ASSETS ..................       $35,545,762      $9,941,477    $3,409,746
                                    ===========      ==========    ==========
----------------
(a) Investments, at cost ....       $34,921,860      $9,968,937    $3,468,747
                                    ===========      ==========    ==========
(b) Cash and/or foreign
  currency, at cost .........       $     5,957      $   40,162    $   20,609
                                    ===========      ==========    ==========

                       See Notes to Financial Statements.

WM VARIABLE TRUST
JUNE 30, 1999 (UNAUDITED)

                                                  SHORT TERM          U.S.
                                    MONEY            HIGH          GOVERNMENT                          GROWTH &
                                   MARKET        QUALITY BOND      SECURITIES        INCOME            INCOME            GROWTH
                                    FUND             FUND             FUND            FUND              FUND              FUND
                                -----------      -----------      -----------      -----------      ------------      ------------
NET ASSETS CONSIST OF:
Undistributed net
  investment income/
  (accumulated net
  investment loss/
  distributions in excess
  of net investment income)     $    23,539      $    33,057      $    37,610      $    47,725      $    305,764      $   (721,406)

Accumulated net realized
  gain/(loss) from
  security transactions,
  futures contracts,
  forward foreign currency
  contracts and foreign
  currency transactions ...            (893)        (573,398)      (1,023,143)      (2,396,012)        8,075,261        39,434,345
Net unrealized
  appreciation/
  (depreciation) of
  securities, forward
  foreign currency
  contracts, foreign
  currency, and other
  assets and liabilities ..        --               (241,770)         399,811         (331,915)       30,758,695        65,527,717
Paid-in capital ...........      23,155,251       46,817,355       69,032,896       59,572,771       122,908,755       123,511,246
                                -----------      -----------      -----------      -----------      ------------      ------------
    Total Net Assets ......     $23,177,897      $46,035,244      $68,447,174      $56,892,569      $162,048,475      $227,751,902
                                ===========      ===========      ===========      ===========      ============      ============

NET ASSET VALUE, offering
price and redemption price
per share of beneficial
interest outstanding ......     $      1.00      $      2.41      $      9.80      $      9.65      $      18.16      $      25.96
                                ===========      ===========      ===========      ===========      ============      ============
Number of Fund/Portfolio
  shares outstanding ......      23,171,527       19,102,860        6,981,447        5,897,635         8,925,198         8,774,148
                                ===========      ===========      ===========      ===========      ============      ============

                                                                   EMERGING       INTERNATIONAL      STRATEGIC      CONSERVATIVE
                                 BOND & STOCK     NORTHWEST         GROWTH           GROWTH           GROWTH           GROWTH
                                     FUND            FUND            FUND             FUND           PORTFOLIO        PORTFOLIO
                                 ----------      ----------      -----------      -----------      -----------      -----------
NET ASSETS CONSIST OF:
Undistributed net
  investment income/
  (accumulated net
  investment loss/
  distributions in excess
  of net investment income)      $   64,866      $   (5,542)     $   (99,234)     $ 1,193,638      $    17,519      $    67,509

Accumulated net realized
  gain/(loss) from
  security transactions,
  futures contracts,
  forward foreign currency
  contracts and foreign
  currency transactions ...          63,945         (10,590)         687,900       (4,685,417)         858,697        1,573,134
Net unrealized
  appreciation/
  (depreciation) of
  securities, forward
  foreign currency
  contracts, foreign
  currency, and other
  assets and liabilities ..         177,160       1,124,308        4,713,607        5,756,370          983,656        1,256,174
Paid-in capital ...........       7,554,992       4,558,055       29,585,959       52,877,661       11,055,452       24,144,553
                                 ----------      ----------      -----------      -----------      -----------      -----------
    Total Net Assets ......      $7,860,963      $5,666,231      $34,888,232      $55,142,252      $12,915,324      $27,041,370
                                 ==========      ==========      ===========      ===========      ===========      ===========

NET ASSET VALUE, offering
price and redemption price
per share of beneficial
interest outstanding ......      $    10.67      $    12.68      $     12.04      $     12.63      $     15.73      $     14.21
                                 ==========      ==========      ===========      ===========      ===========      ===========
Number of Fund/Portfolio
  shares outstanding ......         736,556         446,794        2,896,659        4,366,939          820,870        1,902,818
                                 ==========      ==========      ===========      ===========      ===========      ===========

                                                      FLEXIBLE
                                      BALANCED          INCOME      INCOME
                                      PORTFOLIO       PORTFOLIO    PORTFOLIO
                                    -----------      ----------    ----------
NET ASSETS CONSIST OF:
Undistributed net
  investment income/
  (accumulated net
  investment loss/
  distributions in excess
  of net investment income)         $    (1,831)     $    1,286    $    3,951

Accumulated net realized
  gain/(loss) from
  security transactions,
  futures contracts,
  forward foreign currency
  contracts and foreign
  currency transactions ...           1,691,482         201,222        (3,448)
Net unrealized
  appreciation/
  (depreciation) of
  securities, forward
  foreign currency
  contracts, foreign
  currency, and other
  assets and liabilities ..             692,757        (105,677)      (69,887)
Paid-in capital ...........          33,163,354       9,844,646     3,479,130
                                    -----------      ----------    ----------
    Total Net Assets ......         $35,545,762      $9,941,477    $3,409,746
                                    ===========      ==========    ==========

NET ASSET VALUE, offering
price and redemption price
per share of beneficial
interest outstanding ......         $     13.10      $    11.65    $    10.07
                                    ===========      ==========    ==========
Number of Fund/Portfolio
  shares outstanding ......           2,712,640         853,129       338,620
                                    ===========      ==========    ==========



STATEMENTS of OPERATIONS
WM VARIABLE TRUST
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                SHORT TERM            U.S.
                                  MONEY            HIGH            GOVERNMENT                         GROWTH &
                                 MARKET        QUALITY BOND        SECURITIES         INCOME           INCOME           GROWTH
                                  FUND             FUND               FUND             FUND             FUND             FUND
                               -----------     -------------     --------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends ..................   $   --          $    --           $     --          $    --             $  920,163       $  305,383
Foreign withholding tax on
  dividend income ..........       --               --                 --               --               --               --
Interest ...................       736,070         1,106,550          1,672,825        1,903,500          112,297          105,816
                               -----------     -------------     --------------    -------------    -------------    -------------
    Total investment income        736,070         1,106,550          1,672,825        1,903,500        1,032,460          411,199
                               -----------     -------------     --------------    -------------    -------------    -------------
EXPENSES:
Investment advisory fee ....        74,144            92,812            156,414          159,448          538,080          870,611
Administration fee  ........        26,692            33,412             46,924           44,155          123,188          177,184
Trustees' fees and expenses.        (3,370)            1,190               (797)           1,203            2,784            3,472
Legal and audit fees  ......        10,550            12,474             11,911           12,218           19,183           22,161
Custodian fees  ............         1,482             3,228              6,451            2,154            8,249           18,308
Registration and filing fees           105               199                 38               83              678            1,178
Amortization of organization
  costs  ...................       --               --                 --               --               --               --
Printing fees ..............         4,935             6,952             10,085            8,909           25,847           36,647
Other ......................         2,502             2,322              1,277            1,247            4,106            4,388
Fees waived and/or expenses
  reimbursed by investment
  advisor ..................       (15,919)         --                 --               --               --               --
                               -----------     -------------     --------------    -------------    -------------    -------------
    Subtotal ...............       101,121           152,589            232,303          229,417          722,115        1,133,949
Credits allowed by the
  custodian ................        (1,025)             (274)               (16)              (3)          (1,010)          (1,344
                               -----------     -------------     --------------    -------------    -------------    -------------
    Net expenses ...........       100,096           152,315            232,287          229,414          721,105        1,132,605
                               -----------     -------------     --------------    -------------    -------------    -------------
NET INVESTMENT INCOME/(LOSS)       635,974           954,235          1,440,538        1,674,086          311,355         (721,406
                               -----------     -------------     --------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:

  Security transactions ....          (468)          (45,969)           220,848         (200,960)       8,101,691       39,645,293
  Forward foreign currency
    contracts and foreign
    currency transactions ..       --               --                 --               --               --                 14,481
  Futures contracts ........       --               --                 --               --               --               --
  Capital gain distributions
  received .................       --               --                 --               --               --               --
                               -----------     -------------     --------------    -------------    -------------    -------------
    Subtotal ...............          (468)          (45,969)           220,848         (200,960)       8,101,691       39,659,774
                               -----------     -------------     --------------    -------------    -------------    -------------

Change in unrealized
  appreciation/(depreciation) of:
  Securities ...............       --               (465,042)        (2,069,976)      (2,663,467)      11,806,513       14,093,784
  Forward foreign currency
    contracts ..............       --               --                 --               --               --              1,178,382
  Foreign currency, futures
    contracts and
    other assets and
    liabilities ............       --               --                 --               --               --                 (1,058
                               -----------     -------------     --------------    -------------    -------------    -------------
    Subtotal ...............       --               (465,042)        (2,069,976)      (2,663,467)      11,806,513       15,271,108
                               -----------     -------------     --------------    -------------    -------------    -------------

Net realized and unrealized
  gain/(loss) on investments          (468)         (511,011)        (1,849,128)      (2,864,427)      19,908,204       54,930,882
                               -----------     -------------     --------------    -------------    -------------    -------------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............   $   635,506     $     443,224     $     (408,590)   $  (1,190,341)   $  20,219,559    $  54,209,476
                               ===========     =============     ==============    =============    =============    =============


                                                              EMERGING     INTERNATIONAL     STRATEGIC
                              BOND & STOCK     NORTHWEST       GROWTH          GROWTH         GROWTH
                                  FUND           FUND           FUND            FUND         PORTFOLIO
                              ------------    ----------    ------------    ------------   ------------
INVESTMENT INCOME:
Dividends ..................  $      13,839     $  12,778    $     48,701    $    897,931   $     31,310
Foreign withholding tax on
  dividend income ..........          --            --              --            (88,426)         --
Interest ...................         83,514         9,187          66,933          80,304            657
                              -------------    ----------    ------------    ------------   ------------
    Total investment income          97,353        21,965         115,634         889,809         31,967
                              -------------    ----------    ------------    ------------   ------------
EXPENSES:
Investment advisory fee ....         14,868        11,600         159,946         272,672          3,933
Administration fee  ........          4,282         3,341          32,558          52,492          5,899
Trustees' fees and expenses.            147            77          (2,281)            (81)           223
Legal and audit fees  ......          8,035         7,211          11,335          15,502          4,941
Custodian fees  ............          2,013         6,072           4,820          38,336            612
Registration and filing fees             41            34             233           1,138             61
Amortization of organization
  costs  ...................          --            --              --              --             4,120
Printing fees ..............            990           794           6,426          10,629          1,661
Other ......................          1,422         1,195           1,886           6,754            173
Fees waived and/or expenses
  reimbursed by investment
  advisor ..................          --           (2,546)          --              --            (7,183)
                               -------------    ----------    ------------    ------------   ------------
    Subtotal ...............         31,798        27,778         214,923         397,442         14,440
Credits allowed by the
  custodian ................            (23)          (12)            (55)            (35)          (612)
                               -------------    ----------    ------------    ------------   ------------
    Net expenses ...........          31,775        27,766         214,868         397,407         13,828
                               -------------    ----------    ------------    ------------   ------------
NET INVESTMENT INCOME/(LOSS)          65,578        (5,801)        (99,234)        492,402         18,139
                               -------------    ----------    ------------    ------------   ------------

NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:

  Security transactions ....           64,238        (2,125)      1,533,831       2,327,691        (27,187)
  Forward foreign currency
    contracts and foreign
    currency transactions ..            --            --              --         (1,206,464)         --
  Futures contracts ........            --            --           (122,293)          --             --
  Capital gain distributions
  received .................            --            --              --              --           920,547
                                -------------    ----------    ------------    ------------   ------------
    Subtotal ...............           64,238       (2,125)       1,411,538       1,121,227        893,360
                                -------------    ----------    ------------    ------------   ------------

Change in unrealized
  appreciation/(depreciation) of:
  Securities ...............          112,612       872,108         106,847       2,359,679        520,697
  Forward foreign currency
    contracts ..............            --            --              --          1,083,739          --
  Foreign currency, futures
    contracts and
    other assets and
    liabilities ............            --            --           (157,981)        (64,359)         --
                                 -------------    ----------    ------------    ------------   ------------
    Subtotal ...............           112,612       872,108         (51,134)      3,379,059        520,697
                                 -------------    ----------    ------------    ------------   ------------

Net realized and unrealized
  gain/(loss) on investments           176,850       869,983       1,360,404       4,500,286      1,414,057
                                 -------------    ----------    ------------    ------------   ------------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............     $     242,428    $  864,182    $  1,261,170    $  4,992,688   $  1,432,196
                                 =============    ==========    ============    ============   ============

                               CONSERVATIVE                    FLEXIBLE
                                  GROWTH         BALANCED       INCOME      INCOME
                                 PORTFOLIO       PORTFOLIO    PORTFOLIO   PORTFOLIO
                               ------------    ------------   ---------   ---------
INVESTMENT INCOME:
Dividends ..................    $     92,944    $    301,072   $ 129,924   $  75,194
Foreign withholding tax on
  dividend income ..........           --              --          --          --
Interest ...................           3,120           4,290       1,084         115
                                ------------    ------------   ---------   ---------
    Total investment income           96,064         305,362     131,008      75,309
                                ------------    ------------   ---------   ---------
EXPENSES:
Investment advisory fee ....           7,946          10,183       2,189         920
Administration fee  ........          11,919          15,274       3,283       1,380
Trustees' fees and expenses.             362             359         (84)         40
Legal and audit fees  ......           5,347           5,482       4,631       4,598
Custodian fees  ............             568             538         511         540
Registration and filing fees             123             159          41          15
Amortization of organization
  costs  ...................           4,120           4,120         950       --
Printing fees ..............           3,315           4,371       1,055         407
Other ......................             242             254         117         115
Fees waived and/or expenses
  reimbursed by investment
  advisor ..................          (5,806)         (5,101)     (4,742)     (4,537)
                                ------------    ------------   ---------   ---------
    Subtotal ...............          28,136          35,639       7,951       3,478
Credits allowed by the
  custodian ................            (568)           (312)       (346)       (286)
                                ------------    ------------   ---------   ---------
    Net expenses ...........          27,568          35,327       7,605       3,192
                                ------------    ------------   ---------   ---------
NET INVESTMENT INCOME/(LOSS)          68,496         270,035     123,403      72,117
                                ------------    ------------   ---------   ---------

NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:

  Security transactions ....            83,335         260,951      13,913      (2,430)
  Forward foreign currency
    contracts and foreign
    currency transactions ..             --              --          --          --
  Futures contracts ........             --              --          --          --
  Capital gain distributions
    received ...............         1,548,689       1,453,326     190,885       --
                                  ------------    ------------   ---------   ---------
    Subtotal ...............         1,632,024       1,714,277     204,798      (2,430)
                                  ------------    ------------   ---------   ---------

Change in unrealized
  appreciation/(depreciation) of:

  Securities ...............           778,792         247,089    (127,290)    (61,437)
  Forward foreign currency
    contracts ..............             --              --          --          --
  Foreign currency, futures
    contracts and
    other assets and
    liabilities ............             --              --          --          --
                                  ------------    ------------   ---------   ---------
    Subtotal ...............           778,792         247,089    (127,290)    (61,437)
                                  ------------    ------------   ---------   ---------

Net realized and unrealized
  gain/(loss) on
  investments ..............         2,410,816       1,961,366      77,508     (63,867)
                                  ------------    ------------   ---------   ---------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............      $   2,479,312   $   2,231,401  $  200,911  $    8,250
                                  =============   =============  ==========  ==========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets
WM VARIABLE TRUST
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                     SHORT TERM          U.S.
                                                                         MONEY          HIGH          GOVERNMENT
                                                                         MARKET      QUALITY BOND      SECURITIES        INCOME
                                                                          FUND          FUND             FUND             FUND
                                                                      -----------    -----------      -----------      -----------
Net investment income/(loss) ....................................     $   635,974    $   954,235      $ 1,440,538      $ 1,674,086
                                                                      -----------    -----------      -----------      -----------
Net realized gain/(loss) from security transactions, forward foreign currency contracts, foreign currency transactions and
  futures contracts during the period ...........................            (468)       (45,969)         220,848         (200,960)
Capital gain distributions received .............................        --             --               --               --
Net unrealized appreciation/(depreciation) of securities, forward foreign currency contracts, foreign currency, futures contracts
  and other assets and liabilities during the period ............        --             (465,042)      (2,069,976)      (2,663,467)
                                                                      -----------    -----------      -----------      -----------

Net increase/(decrease) in net assets resulting from operations .         635,506        443,224         (408,590)      (1,190,341)
Distributions to shareholders from:
  Net investment income .........................................        (635,974)      (931,878)      (1,471,993)      (1,705,819)
  Net realized gains on investments .............................        --             --               --               --
Net increase/(decrease) in net assets from Fund
  share transactions ............................................      (8,683,686)     9,124,601       28,413,363       10,134,971
                                                                      -----------    -----------      -----------      -----------
Net increase/(decrease) in net assets  ..........................      (8,684,154)     8,635,947       26,532,780        7,238,811
NET ASSETS:
Beginning of period  ............................................      31,862,051     37,399,297       41,914,394       49,653,758
                                                                      -----------    -----------      -----------      -----------
End of period  ..................................................     $23,177,897    $46,035,244      $68,447,174      $56,892,569
                                                                      ===========    ===========      ===========      ===========
Undistributed net investment income/(accumulated net
  investment loss/distributions in excess of net investment
  income) at end of period ......................................     $    23,539    $    33,057      $    37,610      $    47,725
                                                                      ===========    ===========      ===========      ===========


                                                                        GROWTH &
                                                                          INCOME            GROWTH      BOND & STOCK   NORTHWEST
                                                                           FUND              FUND          FUND           FUND
                                                                      ------------      ------------   ------------   -----------
Net investment income/(loss) ....................................     $    311,355      $   (721,406)  $     65,578   $    (5,801)
Net realized gain/(loss) from security transactions, forward foreign currency contracts, foreign currency transactions and
  futures contracts during the period ...........................        8,101,691        39,659,774         64,238        (2,125)
Capital gain distributions received .............................         --                --                --            --
Net unrealized appreciation/(depreciation) of securities, forward foreign currency contracts, foreign currency, futures contracts
  and other assets and liabilities during the period ............       11,806,513        15,271,108        112,612       872,108
                                                                      ------------      ------------   ------------   -----------

Net increase/(decrease) in net assets resulting from operations .       20,219,559        54,209,476        242,428       864,182
Distributions to shareholders from:
  Net investment income .........................................         (305,700)         --              (18,789)        --
  Net realized gains on investments .............................      (11,096,092)      (27,262,135)         --          (71,039)
Net increase/(decrease) in net assets from Fund
  share transactions ............................................       27,936,146        37,837,273      5,051,374     2,559,728
                                                                      ------------      ------------   ------------   -----------
Net increase/(decrease) in net assets  ..........................       36,753,913        64,784,614      5,275,013     3,352,871
NET ASSETS:
Beginning of period  ............................................      125,294,562       162,967,288      2,585,950     2,313,360
                                                                      ------------      ------------   ------------   -----------
End of period  ..................................................     $162,048,475      $227,751,902     $7,860,963    $5,666,231
                                                                      ============      ============     ==========    ==========
Undistributed net investment income/(accumulated net
  investment loss/distributions in excess of net investment
  income) at end of period ......................................     $    305,764      $   (721,406)    $   64,866    $   (5,542)
                                                                      ============      ============     ==========    ==========

                                                                        EMERGING     INTERNATIONAL    STRATEGIC     CONSERVATIVE
                                                                         GROWTH         GROWTH         GROWTH          GROWTH
                                                                          FUND           FUND         PORTFOLIO      PORTFOLIO
                                                                      ------------   ------------   ------------    ------------
Net investment income/(loss) ....................................     $    (99,234)  $    492,402   $     18,139    $     68,496
Net realized gain/(loss) from security transactions, forward foreign currency contracts, foreign currency transactions and
  futures contracts during the period ...........................        1,411,538      1,121,227        (27,187)         83,335
Capital gain distributions received .............................            --             --           920,547       1,548,689
Net unrealized appreciation/(depreciation) of securities, forward foreign currency contracts, foreign currency, futures contracts
  and other assets and liabilities during the period ............          (51,134)     3,379,059        520,697         778,792
                                                                      ------------   ------------   ------------    ------------

Net increase/(decrease) in net assets resulting from operations .        1,261,170      4,992,688      1,432,196       2,479,312
Distributions to shareholders from:
  Net investment income .........................................            --           (42,338)      (124,988)       (284,450)
  Net realized gains on investments .............................       (7,665,390)         --           (84,670)       (288,121)
Net increase/(decrease) in net assets from Fund
  share transactions ............................................       (3,087,390)   (10,168,165)     6,742,993      15,062,105
                                                                      ------------   ------------   ------------    ------------
Net increase/(decrease) in net assets  ..........................       (9,491,610)    (5,217,815)     7,965,531      16,968,846
NET ASSETS:
Beginning of period  ............................................       44,379,842     60,360,067      4,949,793      10,072,524
                                                                      ------------   ------------   ------------    ------------
End of period  ..................................................     $ 34,888,232   $ 55,142,252   $ 12,915,324    $ 27,041,370
                                                                      ============   ============   ============    ============
Undistributed net investment income/(accumulated net
  investment loss/distributions in excess of net investment
  income) at end of period ......................................     $    (99,234)  $  1,193,638   $     17,519    $     67,509
                                                                      ============   ============   ============    ============


                                                                                      FLEXIBLE
                                                                       BALANCED        INCOME        INCOME
                                                                       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                     ------------   -----------   -----------
Net investment income/(loss) ....................................     $   270,035    $  123,403    $   72,117
Net realized gain/(loss) from security transactions, forward foreign currency contracts, foreign currency transactions and
  futures contracts during the period ...........................         260,951        13,913        (2,430)
Capital gain distributions received .............................       1,453,326       190,885         --
Net unrealized appreciation/(depreciation) of securities, forward foreign currency contracts, foreign currency, futures contracts
  and other assets and liabilities during the period ............         247,089      (127,290)      (61,437)
                                                                      -----------    ----------    ----------

Net increase/(decrease) in net assets resulting from operations .       2,231,401       200,911         8,250
Distributions to shareholders from:
  Net investment income .........................................        (608,532)     (139,419)      (86,582)
  Net realized gains on investments .............................        (245,866)       (8,409)       (2,003)
Net increase/(decrease) in net assets from Fund
  share transactions ............................................      23,007,196     8,781,033     2,660,937
                                                                      -----------    ----------    ----------
Net increase/(decrease) in net assets  ..........................      24,384,199     8,834,116     2,580,602
NET ASSETS:
Beginning of period  ............................................      11,161,563     1,107,361       829,144
                                                                      -----------    ----------    ----------
End of period  ..................................................     $35,545,762    $9,941,477    $3,409,746
                                                                      ===========    ==========    ==========
Undistributed net investment income/(accumulated net
  investment loss/distributions in excess of net investment
  income) at end of period ......................................     $    (1,831)   $    1,286    $    3,951
                                                                      ===========    ==========    ==========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets
WM VARIABLE TRUST
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                              SHORT TERM          U.S.
                                                               MONEY             HIGH          GOVERNMENT
                                                               MARKET         QUALITY BOND      SECURITIES         INCOME
                                                                FUND              FUND             FUND             FUND
                                                            ------------      ------------     ------------     ------------
Net investment income/(loss)  ..........................     $ 1,713,074       $ 1,544,654      $ 3,160,211      $ 3,353,740
Net realized gain/(loss) from security transactions,
  forward foreign currency contracts, foreign
  currency transactions and futures contracts
  during the year ......................................            (425)         (147,154)         932,251          102,179
Capital gain distributions received ....................         --                --               --               --
Net unrealized appreciation/(depreciation) of
  securities, forward foreign currency contracts,
  foreign currency, futures contracts and other
  assets and liabilities during the year ...............        --                  68,395         (315,062)         161,113
                                                             -----------       -----------      -----------      -----------

Net increase in net assets resulting from operations ...       1,712,649         1,465,895        3,777,400        3,617,032
Distributions to shareholders from:
  Net investment income ................................      (1,713,074)       (1,455,360)      (3,143,989)      (3,316,492)
  Net realized gains on investments ....................        --                --               --               --
Net increase/(decrease) in net assets from Fund share
  transactions .........................................      (1,001,938)       25,444,375      (20,375,426)      (2,317,248)
                                                             -----------       -----------      -----------      -----------
Net increase/(decrease) in net assets ..................      (1,002,363)       25,454,910      (19,742,015)      (2,016,708)
NET ASSETS:
Beginning of year  .....................................      32,864,414        11,944,387       61,656,409       51,670,466
                                                             -----------       -----------      -----------      -----------
End of year  ...........................................     $31,862,051       $37,399,297      $41,914,394      $49,653,758
                                                             ===========       ===========      ===========      ===========
Undistributed net investment income at end of year .....     $    23,539       $    10,700      $    69,065      $    79,458
                                                             ===========       ===========      ===========      ===========



                                                              GROWTH &                       GROWTH &
                                                               INCOME           GROWTH        INCOME           GROWTH
                                                                FUND             FUND          FUND             FUND
                                                              ----------      -----------    ----------      -----------
Net investment income/(loss)  ..........................    $    402,061     $   (729,217) $    402,061     $   (729,217)
                                                            ------------     ------------  ------------     ------------
Net realized gain/(loss) from security transactions,
  forward foreign currency contracts, foreign
  currency transactions and futures contracts
  during the year ......................................      11,137,860       27,795,718    11,137,860       27,795,718
Capital gain distributions received ....................         --               --            --               --
Net unrealized appreciation/(depreciation) of
  securities, forward foreign currency contracts,
  foreign currency, futures contracts and other
  assets and liabilities during the year ...............       7,851,129       36,784,952     7,851,129       36,784,952
                                                            ------------     ------------  ------------     ------------

Net increase in net assets resulting from operations ...      19,391,050       63,851,453    19,391,050       63,851,453
Distributions to shareholders from:
  Net investment income ................................        (542,109)        (474,575)     (542,109)        (474,575)
  Net realized gains on investments ....................     (17,377,595)     (11,696,897)  (17,377,595)     (11,696,897)
Net increase/(decrease) in net assets from Fund share
  transactions .........................................      22,028,748      (10,478,327)   22,028,748      (10,478,327)
                                                            ------------     ------------  ------------     ------------
Net increase/(decrease) in net assets ..................      23,500,094       41,201,654    23,500,094       41,201,654
NET ASSETS:
Beginning of year  .....................................     101,794,468      121,765,634   101,794,468      121,765,634
                                                            ------------     ------------  ------------     ------------
End of year  ...........................................    $125,294,562     $162,967,288  $125,294,562     $162,967,288
                                                            ============     ============  ============     ============
Undistributed net investment income at end of year .....    $    300,109     $     --      $    300,109     $     --
                                                            ============     ============  ============     ============


                                                                                            EMERGING     INTERNATIONAL   STRATEGIC
                                                              BOND & STOCK   NORTHWEST       GROWTH         GROWTH         GROWTH
                                                                 FUND*         FUND*          FUND           FUND        PORTFOLIO
                                                              ----------    ----------    -----------    -----------    ----------
Net investment income/(loss)  ..........................      $   21,852    $      259    $  (198,569)   $   349,662    $   32,594
Net realized gain/(loss) from security transactions,
  forward foreign currency contracts, foreign
  currency transactions and futures contracts
  during the year ......................................            (293)       62,574      7,278,781        588,160       (72,470)
Capital gain distributions received ....................           --            --             --             --          211,599
Net unrealized appreciation/(depreciation) of
  securities, forward foreign currency contracts,
  foreign currency, futures contracts and other
  assets and liabilities during the year ...............          64,548       252,200     (4,123,547)       537,415       471,041
                                                              ----------    ----------    -----------    -----------    ----------

Net increase in net assets resulting from operations ...          86,107       315,033      2,956,665      1,475,237       642,764
Distributions to shareholders from:
  Net investment income ................................          (3,775)        --             --        (3,299,318)       (5,989)
  Net realized gains on investments ....................           --            --        (6,023,693)    (2,923,585)       (1,797)
Net increase/(decrease) in net assets from Fund share
  transactions .........................................       2,503,618     1,998,327      2,085,243     15,471,751     3,723,432
                                                              ----------    ----------    -----------    -----------    ----------
Net increase/(decrease) in net assets ..................       2,585,950     2,313,360       (981,785)    10,724,085     4,358,410
NET ASSETS:
Beginning of year  .....................................           --            --        45,361,627     49,635,982       591,383
                                                              ----------    ----------    -----------    -----------    ----------
End of year  ...........................................      $2,585,950    $2,313,360    $44,379,842    $60,360,067    $4,949,793
                                                              ==========    ==========    ===========    ===========    ==========
Undistributed net investment income at end of year .....      $   18,077    $      259    $     --       $   743,574    $  124,368
                                                              ==========    ==========    ===========    ===========    ==========


                                                              CONSERVATIVE                    FLEXIBLE
                                                                 GROWTH        BALANCED        INCOME        INCOME
                                                               PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO**
                                                              -----------    -----------    ----------      --------
Net investment income/(loss)  ..........................      $    87,559    $   156,465    $   16,132      $ 17,771
Net realized gain/(loss) from security transactions,
  forward foreign currency contracts, foreign
  currency transactions and futures contracts
  during the year ......................................          (22,529)        47,203           909           994
Capital gain distributions received ....................          470,107        365,771         7,505           645
Net unrealized appreciation/(depreciation) of
  securities, forward foreign currency contracts,
  foreign currency, futures contracts and other
  assets and liabilities during the year ...............          487,822        452,159        21,612        (8,450)
                                                              -----------    -----------    ----------      --------

Net increase in net assets resulting from operations ...        1,022,959      1,021,598        46,158        10,960
Distributions to shareholders from:
  Net investment income ................................          (11,420)       (31,215)         (486)        --
  Net realized gains on investments ....................           (5,023)         --              (25)          (32)
Net increase/(decrease) in net assets from Fund share
  transactions .........................................        7,692,346      7,817,201       961,361       818,216
                                                              -----------    -----------    ----------      --------
Net increase/(decrease) in net assets ..................        8,698,862      8,807,584     1,007,008       829,144
NET ASSETS:
Beginning of year  .....................................        1,373,662      2,353,979       100,353         --
                                                              -----------    -----------    ----------      --------
End of year  ...........................................      $10,072,524    $11,161,563    $1,107,361      $829,144
                                                              ===========    ===========    ==========      ========
Undistributed net investment income at end of year .....      $   283,463    $   336,666    $   17,302      $ 18,416
                                                              ===========    ===========    ==========      ========

--------------
 * The Bond and Stock Fund and Northwest Fund commenced operations on April 28, 1998.

** The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 6, 1997, and re-commenced operations on April 23, 1998.

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM VARIABLE TRUST

                                                                                                  SHORT TERM HIGH QUALITY
                                                                        MONEY MARKET FUND                   BOND FUND
                                                                  ----------------------------    ----------------------------
                                                                   SIX MONTHS                     SIX MONTHS
                                                                     ENDED                           ENDED
                                                                    06/30/99       YEAR ENDED       06/30/99      YEAR ENDED
                                                                   (UNAUDITED)      12/31/98       (UNAUDITED)      12/31/98
                                                                  ------------    ------------    ------------    ------------
AMOUNT
  Sold ........................................................   $  9,762,707    $ 17,046,612    $ 13,078,403    $ 12,846,638
  Issued in exchange for shares of the Sierra Short Term Global
    Government Fund* ..........................................           --              --              --        16,658,370
  Issued as reinvestment of dividends .........................        630,644       1,713,073         931,878       1,455,360
  Redeemed ....................................................    (19,077,037)    (19,761,623)     (4,885,680)     (5,515,993)
                                                                  ------------    ------------    ------------    ------------
  Net increase/(decrease) .....................................   $ (8,683,686)   $ (1,001,938)   $  9,124,601    $ 25,444,375
                                                                  ============    ============    ============    ============
SHARES
  Sold ........................................................      9,762,707      17,046,612       5,404,451       5,220,572
  Issued in exchang for shares of the Sierra Short Term Global
    Government Fund* ..........................................           --              --              --         6,827,201
  Issued as reinvestment of dividends .........................        630,644       1,713,073         386,728         597,208
  Redeemed ....................................................    (19,077,037)    (19,761,623)     (2,003,349)     (2,248,595)
                                                                  ------------    ------------    ------------    ------------
  Net increase/decrease) ......................................     (8,683,686)     (1,001,938)      3,787,830      10,396,386
                                                                  ============    ============    ============    ============


                                                                          GROWTH FUND                  BOND & STOCK FUND
                                                                  ----------------------------    ----------------------------
                                                                   SIX MONTHS                      SIX MONTHS
                                                                     ENDED                           ENDED
                                                                    06/30/99       YEAR ENDED       06/30/99      PERIOD ENDED
                                                                   (UNAUDITED)      12/31/98       (UNAUDITED)      12/31/98+
                                                                  ------------    ------------    ------------    ------------
AMOUNT
  Sold ........................................................   $ 26,557,564    $  7,279,293    $  5,157,727    $  2,506,015
  Issued as reinvestment of dividends .........................     27,262,135      12,171,471          18,789           3,775
  Redeemed ....................................................    (15,982,426)    (29,929,091)       (125,142)         (6,172)
                                                                  ------------    ------------    ------------    ------------
  Net increase/(decrease) .....................................   $ 37,837,273    $(10,478,327)   $  5,051,374    $  2,503,618
                                                                  ============    ============    ============    ============
SHARES
  Sold ........................................................        981,255         401,445         494,943         252,138
  Issued as reinvestment of dividends .........................      1,111,833         661,853           1,791             386
  Redeemed ....................................................       (608,700)     (1,677,237)        (12,083)           (619)
                                                                  ------------    ------------    ------------    ------------
  Net increase/(decrease) .....................................      1,484,388        (613,939)        484,651         251,905
                                                                  ============    ============    ============    ============

                                                                   STRATEGIC GROWTH PORTFOLIO     CONSERVATIVE GROWTH PORTFOLIO
                                                                  ----------------------------    ----------------------------
                                                                   SIX MONTHS                      SIX MONTHS
                                                                     ENDED                           ENDED
                                                                    06/30/99       YEAR ENDED       06/30/99      YEAR ENDED
                                                                   (UNAUDITED)      12/31/98       (UNAUDITED)      12/31/98
                                                                  ------------    ------------    ------------    ------------
AMOUNT
  Sold ........................................................   $  6,701,059    $  4,002,534    $ 14,533,543    $  8,084,221
  Issued as reinvestment of dividends .........................        209,658           5,990         572,571          16,445
  Redeemed ....................................................       (167,724)       (285,092)        (44,009)       (408,320)
                                                                  ------------    ------------    ------------    ------------
  Net increase ................................................   $  6,742,993    $  3,723,432    $ 15,062,105    $  7,692,346
                                                                  ============    ============    ============    ============
SHARES
  Sold ........................................................        451,531         335,227       1,062,683         707,885
  Issued as reinvestment of dividends .........................         13,329             629          40,294           1,391
  Redeemed ....................................................        (11,774)        (23,364)         (3,314)        (37,067)
                                                                  ------------    ------------    ------------    ------------
  Net increase ................................................        453,086         312,492       1,099,663         672,209
                                                                  ============    ============    ============    ============

--------------
 * On January 30, 1998 shares were issued in exchange for Sierra Variable Trust Short Term Global Government Fund.

 + The Bond & Stock Fund and Northwest Fund commenced operations on April 28, 1998.

++ The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 6, 1997, and recommenced operations on April 23, 1998.

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM VARIABLE TRUST

                                                                        U.S. GOVERNMENT
                                                                        SECURITIES FUND                INCOME FUND
                                                                  ----------------------------    ----------------------------
                                                                   SIX MONTHS                      SIX MONTHS
                                                                     ENDED                           ENDED
                                                                    06/30/99       YEAR ENDED       06/30/99      YEAR ENDED
                                                                   (UNAUDITED)      12/31/98       (UNAUDITED)      12/31/98
                                                                  ------------    ------------    ------------    ------------
AMOUNT
  Sold ........................................................   $ 30,089,931    $  3,418,780    $ 12,217,601    $  2,636,378
  Issued in exchange for shares of the Sierra Short Term Global
    Government Fund* ..........................................           --              --              --              --
  Issued as reinvestment of dividends .........................      1,471,993       3,143,989       1,705,819       3,316,492
  Redeemed ....................................................     (3,148,561)    (26,938,195)     (3,788,449)     (8,270,118)
                                                                  ------------    ------------    ------------    ------------
  Net increase/(decrease) .....................................   $ 28,413,363    $(20,375,426)   $ 10,134,971    $ (2,317,248)
                                                                  ============    ============    ============    ============
SHARES
  Sold ........................................................      2,998,680         335,691       1,251,579         256,287
  Issued in exchang for shares of the Sierra Short Term Global
    Government Fund* ..........................................           --              --              --              --
  Issued as reinvestment of dividends .........................        149,513         311,772         174,828         324,373
  Redeemed ....................................................       (313,602)     (2,644,591)       (377,393)       (802,650)
                                                                  ------------    ------------    ------------    ------------
  Net increase/decrease) ......................................      2,834,591      (1,997,128)      1,049,014        (221,990)
                                                                  ============    ============    ============    ============


                                                                     GROWTH & INCOME FUND
                                                                  ----------------------------
                                                                   SIX MONTHS
                                                                     ENDED
                                                                    06/30/99       YEAR ENDED
                                                                   (UNAUDITED)      12/31/98
                                                                  ------------    ------------
AMOUNT
  Sold ........................................................  $ 27,083,646    $ 18,158,872
  Issued in exchange for shares of the Sierra Short Term Global
    Government Fund* ..........................................        --                 --
  Issued as reinvestment of dividends .........................    11,401,792      17,919,702
  Redeemed ....................................................   (10,549,292)    (14,049,826)
                                                                 ------------    ------------
  Net increase/(decrease) .....................................  $ 27,936,146    $ 22,028,748
                                                                 ============    ============
SHARES
  Sold ........................................................     1,481,039       1,106,063
  Issued in exchang for shares of the Sierra Short Term Global
    Government Fund* ..........................................        --                 --
  Issued as reinvestment of dividends .........................       650,787       1,122,085
  Redeemed ....................................................      (590,305)       (859,170)
                                                                 ------------    ------------
  Net increase/decrease) ......................................     1,541,521       1,368,978
                                                                 ============    ============


                                                                        NORTHWEST FUND               EMERGING GROWTH FUND
                                                                 ----------------------------    ----------------------------
                                                                   SIX MONTHS                     SIX MONTHS
                                                                     ENDED                          ENDED
                                                                   06/30/99      PERIOD ENDED     06/30/99       YEAR ENDED
                                                                  (UNAUDITED)     12/31/98+      (UNAUDITED)       12/31/98
                                                                 ------------    ------------    ------------    ------------
AMOUNT
  Sold ........................................................   $  3,184,251    $  2,102,818    $  1,318,846    $  5,833,895
  Issued as reinvestment of dividends .........................         71,039            --         7,665,390       6,023,693
  Redeemed ....................................................       (695,562)       (104,491)    (12,071,626)     (9,772,345)
                                                                  ------------    ------------    ------------    ------------
  Net increase/(decrease) .....................................   $  2,559,728    $  1,998,327    $ (3,087,390)   $  2,085,243
                                                                  ============    ============    ============    ============
SHARES
  Sold ........................................................        285,645         222,987          96,621         431,126
  Issued as reinvestment of dividends .........................          5,837            --           676,557         436,500
  Redeemed ....................................................        (56,101)        (11,574)       (917,950)       (728,816)
                                                                  ------------    ------------    ------------    ------------
  Net increase/(decrease) .....................................        235,381         211,413        (144,772)        138,810
                                                                  ============    ============    ============    ============


                                                                  INTERNATIONAL GROWTH FUND
                                                                 ----------------------------
                                                                   SIX MONTHS
                                                                     ENDED
                                                                   06/30/99      YEAR ENDED
                                                                  (UNAUDITED)     12/31/98
                                                                 ------------    ------------
AMOUNT
  Sold ........................................................   $  5,306,447    $ 18,869,153
  Issued as reinvestment of dividends .........................         42,338       6,222,873
  Redeemed ....................................................    (15,516,950)      9,620,275)
                                                                  ------------    ------------
  Net increase/(decrease) .....................................   $(10,168,165)   $ 15,471,751
                                                                  ============    ============
SHARES
  Sold ........................................................        442,135       1,438,878
  Issued as reinvestment of dividends .........................          3,350         507,578
  Redeemed ....................................................     (1,276,683)       (797,427)
                                                                  ------------    ------------
  Net increase/(decrease) .....................................       (831,198)      1,149,029
                                                                  ============    ============


                                                                       BALANCED PORTFOLIO          FLEXIBLE INCOME PORTFOLIO
                                                                  ----------------------------    ----------------------------
                                                                   SIX MONTHS                      SIX MONTHS
                                                                     ENDED                           ENDED
                                                                    06/30/99       YEAR ENDED       06/30/99      YEAR ENDED
                                                                   (UNAUDITED)      12/31/98       (UNAUDITED)      12/31/98
                                                                  ------------    ------------    ------------    ------------
AMOUNT
  Sold ........................................................   $ 22,184,338    $  8,054,479    $  8,633,205    $  1,105,636
  Issued as reinvestment of dividends .........................        854,397          31,215         147,828             510
  Redeemed ....................................................        (31,539)       (268,493)           --          (144,785)
                                                                  ------------    ------------    ------------    ------------
  Net increase ................................................   $ 23,007,196    $  7,817,201    $  8,781,033    $    961,361
                                                                  ============    ============    ============    ============
SHARES
  Sold ........................................................      1,733,979         710,926         743,114         100,651
  Issued as reinvestment of dividends .........................         66,459           2,693          12,746              47
  Redeemed ....................................................         (2,473)        (23,796)           --           (13,236)
                                                                  ------------    ------------    ------------    ------------
  Net increase ................................................      1,797,965         689,823         755,860          87,462
                                                                  ============    ============    ============    ============

                                                                        INCOME PORTFOLIO
                                                                  ----------------------------
                                                                   SIX MONTHS
                                                                     ENDED
                                                                    06/30/99      PERIOD ENDED
                                                                   (UNAUDITED)      12/31/98++
                                                                  ------------    ------------
AMOUNT
  Sold ........................................................    $  2,783,152    $    934,501
  Issued as reinvestment of dividends .........................          88,585              32
  Redeemed ....................................................        (210,800)       (116,317)
                                                                   ------------    ------------
  Net increase ................................................    $  2,660,937    $    818,216
                                                                   ============    ============
SHARES
  Sold ........................................................         270,510          90,295
  Issued as reinvestment of dividends .........................           8,758               3
  Redeemed ....................................................         (20,255)        (10,691)
                                                                   ------------    ------------
  Net increase ................................................         259,013          79,607
                                                                   ============    ============

                       See Notes to Financial Statements.

FINANCIAL highlights
MONEY MARKET FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                   SIX MONTHS
                                      ENDED              YEAR            YEAR            YEAR            YEAR            YEAR
                                    06/30/99            ENDED           ENDED           ENDED           ENDED           ENDED
                                   (UNAUDITED)         12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
                                   -----------         --------        --------        --------        --------        --------
Net asset value, beginning of
  period .......................      $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                      ------            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........       0.022             0.049           0.049           0.049           0.053           0.037
Net realized gain/(loss) on
  investments ..................      (0.000)#          (0.000)#         0.000#          0.000#          0.000#         (0.000)#
                                      ------            ------          ------          ------          ------          ------
Total from investment operations       0.022             0.049           0.049           0.049           0.053           0.037
                                      ------            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................      (0.022)           (0.049)         (0.049)         (0.049)         (0.053)         (0.037)
Distributions from net realized
  capital gains ................        --                --              --            (0.000)#          --              --
                                      ------            ------          ------          ------          ------          ------
Total distributions ............      (0.022)           (0.049)         (0.049)         (0.049)         (0.053)         (0.037)
                                      ------            ------          ------          ------          ------          ------
Net asset value, end of period .      $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                      ======            ======          ======          ======          ======          ======
TOTAL RETURN+ ..................        2.14%             5.01%           4.99%           4.97%           5.46%           3.69%
                                      ======            ======          ======          ======          ======          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's) ...................     $23,178           $31,862         $32,864         $23,266         $20,373          $6,159
Ratio of operating expenses to
  average net assets (a) .......        0.68%*            0.65%           0.75%           0.58%           0.50%           0.49%
Ratio of net investment income
  to average net assets ........        4.29%*            4.90%           4.88%           4.86%           5.30%           3.84%
Ratio of operating expenses to
  average net assets without fee
  waivers, expenses reimbursed
  and/or fees reduced by credits
  allowed by the custodian .....        0.79%*            0.81%           0.85%           0.88%           1.01%           1.25%
----------------

  *  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
  #  Amount represents less than $0.001 per share.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
SHORT TERM HIGH QUALITY BOND FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                   SIX MONTHS
                                      ENDED              YEAR            YEAR            YEAR            YEAR           PERIOD
                                    06/30/99            ENDED           ENDED           ENDED           ENDED           ENDED
                                   (UNAUDITED)         12/31/98        12/31/97        12/31/96        12/31/95       12/31/94*
                                   -----------         --------        --------        --------        --------       ---------
Net asset value, beginning of
  period .......................     $ 2.44            $ 2.43          $ 2.43          $ 2.49          $ 2.39          $ 2.50
                                     ------            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........       0.06              0.12            0.14            0.15            0.12            0.08
Net realized and unrealized
  gain/(loss) on investments ...      (0.03)             0.01            0.00#          (0.06)           0.10           (0.12)
                                     ------            ------          ------          ------          ------          ------
Total from investment operations       0.03              0.13            0.14            0.09            0.22           (0.04)
                                     ------            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................      (0.06)            (0.12)          (0.14)          (0.15)          (0.12)          (0.07)
                                     ------            ------          ------          ------          ------          ------
Total distributions ............      (0.06)            (0.12)          (0.14)          (0.15)          (0.12)          (0.07)
                                     ------            ------          ------          ------          ------          ------
Net asset value, end of period .     $ 2.41            $ 2.44          $ 2.43          $ 2.43          $ 2.49          $ 2.39
                                     ======            ======          ======          ======          ======          ======
TOTAL RETURN+ ..................       1.20%             5.28%           5.90%           3.74%           9.30%          (1.62)%
                                     ======            ======          ======          ======          ======          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
  in 000's) ....................    $46,035           $37,399         $11,944         $12,402         $12,365         $15,547
Ratio of operating expenses to
  average net assets (a) .......       0.82%**           0.85%           1.00%           0.98%           0.85%           0.77%**
Ratio of net investment income
  to average net assets ........       5.14%**           5.45%           6.04%           6.08%           6.14%           5.63%**
Portfolio turnover rate ........         22%               27%             43%            125%            188%             80%
Ratio of operating expenses to
  average net assets without fee
  waivers
  and/or fees reduced by credits
  allowed by the custodian .....       0.82%**           0.89%           1.03%           1.06%           1.01%           1.10%**

----------------
  *  The Fund commenced operations on January 12, 1994.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
  #  Amount represents less than $0.01 per share.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
U.S. GOVERNMENT SECURITIES FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                   SIX MONTHS
                                      ENDED              YEAR            YEAR            YEAR            YEAR            YEAR
                                    06/30/99            ENDED           ENDED           ENDED           ENDED           ENDED
                                   (UNAUDITED)         12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
                                   -----------         --------        --------        --------        --------        --------
Net asset value, beginning of
  period .......................     $10.11            $10.04          $ 9.77          $10.00          $ 9.13          $10.04
                                     ------            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........       0.23              0.63            0.63            0.58            0.64            0.50
Net realized and unrealized
  gain/(loss) on investments ...      (0.30)             0.06            0.26           (0.23)           0.87#          (0.90)#
                                     ------            ------          ------          ------          ------          ------
Total from investment operations      (0.07)             0.69            0.89            0.35            1.51           (0.40)
                                     ------            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................      (0.24)            (0.62)          (0.62)          (0.58)          (0.64)          (0.50)
Distributions from net realized
  gains ........................       --                --              --              --              --             (0.01)
                                     ------            ------          ------          ------          ------          ------
Total distributions ............      (0.24)            (0.62)          (0.62)          (0.58)          (0.64)          (0.51)
                                     ------            ------          ------          ------          ------          ------
Net asset value, end of period .     $ 9.80            $10.11          $10.04          $ 9.77          $10.00          $ 9.13
                                     ======            ======          ======          ======          ======          ======
TOTAL RETURN+ ..................      (0.67)%            7.03%           9.42%           3.69%          16.89%          (4.04)%
                                     ======            ======          ======          ======          ======          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's) .......................    $68,447           $41,914         $61,656         $66,563         $52,303         $43,582
Ratio of operating expenses to
  average net assets (a) .......       0.89%*            0.89%           0.90%           0.94%           1.00%           0.85%
Ratio of net investment income
  to average net assets ........       5.56%*            5.85%           6.28%           6.18%           6.68%           5.75%
Portfolio turnover rate ........         10%               22%            194%            282%            273%             74%
Ratio of operating expenses to
  average net assets without fee
  waivers, expenses reimbursed
  and/or fees reduced by credits
  allowed by the custodian .....       0.86%*            1.03%           0.91%           0.94%           1.03%           1.02%
Ratio of operating expenses to
  average net assets including
  interest expense                     --                1.02%           1.54%           1.08%           1.76%           0.86%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
  #  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                   SIX MONTHS
                                      ENDED              YEAR            YEAR            YEAR            YEAR            YEAR
                                    06/30/99            ENDED           ENDED           ENDED           ENDED           ENDED
                                   (UNAUDITED)         12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
                                   -----------         --------        --------        --------        --------        --------
Net asset value, beginning of
  period .......................     $10.24            $10.19          $ 9.82          $10.48          $ 9.06          $10.34
                                     ------            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........       0.33              0.70            0.70            0.68            0.70            0.47
Net realized and unrealized
  gain/(loss) on investments ...      (0.58)             0.04            0.37           (0.66)           1.50           (1.30)
                                     ------            ------          ------          ------          ------          ------
Total from investment operations      (0.25)             0.74            1.07            0.02            2.20           (0.83)
                                     ------            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................      (0.34)            (0.69)          (0.70)          (0.68)          (0.78)          (0.40)
Distributions from net realized
  gains ........................       --                --              --              --              --             (0.05)
                                     ------            ------          ------          ------          ------          ------
Total distributions ............      (0.34)            (0.69)          (0.70)          (0.68)          (0.78)          (0.45)
                                     ------            ------          ------          ------          ------          ------
Net asset value, end of period .     $ 9.65            $10.24          $10.19          $ 9.82          $10.48          $ 9.06
                                     ======            ======          ======          ======          ======          ======
TOTAL RETURN+ ..................      (2.54)%            7.45%          11.35%           0.43%          25.09%          (8.13)%
                                     ======            ======          ======          ======          ======          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's) .......................    $56,893           $49,654         $51,670         $59,883         $60,676         $54,705
Ratio of operating expenses to
  average net assets (a) .......       0.94%*            0.96%           0.96%           0.98%           0.99%           0.93%
Ratio of net investment income
  to average net assets ........       6.82%*            6.69%           6.95%           6.92%           7.00%           7.28%
Portfolio turnover rate ........          0%                4%             36%             30%             42%             23%
Ratio of operating expenses to
  average net assets without fee
  waivers, expenses reimbursed
  and/or fees reduced by credits
  allowed by the custodian .....       0.94%*            0.96%           0.96%           0.98%           0.99%           1.07%
Ratio of operating expenses to
  average net assets including
  interest expense                     --                --              --              --              0.99%           --

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
GROWTH & INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                 SIX MONTHS
                                   ENDED               YEAR             YEAR             YEAR            YEAR           PERIOD
                                  06/30/99             ENDED            ENDED           ENDED           ENDED           ENDED
                                (UNAUDITED)          12/31/98         12/31/97         12/31/96        12/31/95       12/31/94*
                                -----------          --------         --------         --------        --------       ---------
Net asset value, beginning of
  period ....................      $16.97             $16.92           $14.29          $12.83          $ 9.83          $10.00
                                   ------             ------           ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......        0.04++             0.06             0.06            0.12++          0.12            0.07
Net realized and unrealized
  gain/(loss) on investments         2.53               2.97             3.90            2.54            3.05           (0.24)
                                   ------             ------           ------          ------          ------          ------
Total from investment
  operations ................        2.57               3.03             3.96            2.66            3.17           (0.17)
                                   ------             ------           ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income ....................       (0.04)             (0.09)           (0.10)          (0.12)          (0.07)           --
Distributions from net
  realized gains ............       (1.34)             (2.89)           (1.23)          (1.08)          (0.10)           --
                                   ------             ------           ------          ------          ------          ------
Total distributions .........       (1.38)             (2.98)           (1.33)          (1.20)          (0.17)           --
                                   ------             ------           ------          ------          ------          ------
Net asset value, end of
  period ....................      $18.16             $16.97           $16.92          $14.29          $12.83          $ 9.83
                                   ======             ======           ======          ======          ======          ======
TOTAL RETURN+ ...............       15.38%             18.98%           28.50%          21.81%          32.41%          (1.70)%
                                   ======             ======           ======          ======          ======          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's) ....................    $162,048           $125,295         $101,794         $62,445         $46,362         $24,905
Ratio of operating expenses
  to average net assets (a) .        1.05%**            1.06%            1.08%           1.13%           1.06%           1.20%**
Ratio of net investment
  income to average net
  assets ....................        0.45%**            0.37%            0.55%           0.93%           1.31%           1.63%**
Portfolio turnover rate .....          23%                78%             109%             83%             70%             44%
Ratio of operating expenses
  to average net assets
  without fee waivers and/or
  fees reduced by credits
  allowed by the custodian ..        1.06%**            1.06%            1.08%           1.13%           1.16%           1.55%**

----------------
  *  The Fund commenced operations on January 12, 1994.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                SIX MONTHS
                                  ENDED               YEAR             YEAR             YEAR             YEAR            YEAR
                                 06/30/99             ENDED            ENDED            ENDED           ENDED           ENDED
                               (UNAUDITED)          12/31/98         12/31/97         12/31/96         12/31/95        12/31/94
                               -----------          --------         --------         --------         --------        --------
Net asset value, beginning
  of period ................      $22.36             $15.41           $16.01           $15.72          $11.48          $11.19
                                  ------             ------           ------           ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
  ..........................       (0.08)             (0.09)            0.07             0.00++#         0.04++          0.04
Net realized and unrealized
  gain on investments ......        7.20               8.81             1.60             2.42            4.24            0.26
                                  ------             ------           ------           ------          ------          ------
Total from investment
  operations ...............        7.12               8.72             1.67             2.42            4.28            0.30
                                  ------             ------           ------           ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net
  investment income ........        --                (0.07)           (0.02)            --             (0.04)          (0.01)
Distributions from net
  realized gains ...........       (3.52)             (1.70)           (2.25)           (2.13)          (0.00)#          --
                                  ------             ------           ------           ------          ------          ------
Total distributions ........       (3.52)             (1.77)           (2.27)           (2.13)          (0.04)          (0.01)
                                  ------             ------           ------           ------          ------          ------
Net asset value, end of
  period ...................      $25.96             $22.36           $15.41           $16.01          $15.72          $11.48
                                  ======             ======           ======           ======          ======          ======
TOTAL RETURN+ ..............       32.71%             59.04%           11.24%           16.15%          37.34%           2.69%
                                  ======             ======           ======           ======          ======          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's) ...............    $227,752           $162,967         $121,766         $116,064         $99,699         $62,763
Ratio of operating expenses
  to average net assets (a)         1.15%*             1.16%            1.18%            1.22%           1.24%           1.26%
Ratio of net investment
  income/(loss) to average
  net assets ...............       (0.73)%*           (0.55)%           0.07%            0.01%           0.29%           0.74%
Portfolio turnover rate ....          65%               112%             158%             169%            187%            257%
Ratio of operating expenses
  to average net assets
  without fee waivers,
  expenses reimbursed and/or
  fees reduced by credits
  allowed by the custodian .        1.15%*             1.17%            1.19%            1.22%           1.24%           1.32%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
BOND & STOCK FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        SIX MONTHS
                                                                           ENDED              PERIOD
                                                                         06/30/99              ENDED
                                                                        (UNAUDITED)          12/31/98*
                                                                        -----------          ---------
Net asset value, beginning of period ..............................       $10.27               $10.00
                                                                          ------               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................................         0.14++               0.16++
Net realized and unrealized gain on investments ...................         0.29                 0.14
                                                                          ------               ------
Total from investment operations ..................................         0.43                 0.30
                                                                          ------               ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............................        (0.03)               (0.03)
                                                                          ------               ------
Total distributions ...............................................        (0.03)               (0.03)
                                                                          ------               ------
Net asset value, end of period ....................................       $10.67               $10.27
                                                                          ======               ======
TOTAL RETURN+ .....................................................         4.15%                3.02%
                                                                          ======               ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................       $7,861               $2,586
Ratio of operating expenses to average net assets (a) .............         1.34%**              1.50%**
Ratio of net investment income to average net assets ..............         2.76%**              2.26%**
Portfolio turnover rate ...........................................           12%                  28%
Ratio of operating expenses to average net assets without fee
  waivers and fees reduced by credits allowed by the custodian ....         1.34%**              2.49%**

----------------
  *  The Fund commenced operations on April 28, 1998.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
NORTHWEST FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       SIX MONTHS
                                                                          ENDED                  PERIOD
                                                                        06/30/99                  ENDED
                                                                       (UNAUDITED)              12/31/98*
                                                                       -----------              ---------
Net asset value, beginning of period ..............................       $10.94                 $10.00
                                                                          ------                 ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ......................................        (0.01)                  0.00#
Net realized and unrealized gain on investments ...................         1.92                   0.94
                                                                          ------                 ------
Total from investment operations ..................................         1.91                   0.94
                                                                          ------                 ------
LESS DISTRIBUTIONS:
Distributions from net realized gains .............................        (0.17)                  --
                                                                          ------                 ------
Total distributions ...............................................        (0.17)                  --
                                                                          ------                 ------
Net asset value, end of period ....................................       $12.68                 $10.94
                                                                          ======                 ======
TOTAL RETURN+ .....................................................        17.49%                  9.40%
                                                                          ======                 ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................       $5,666                 $2,313
Ratio of operating expenses to average net assets (a) .............         1.50%**                1.50%**
Ratio of net investment income/(loss) to average net assets .......        (0.31)%**               0.03%**
Portfolio turnover rate ...........................................           30%                    28%
Ratio of operating expenses to average net assets without fee
  waivers and fees reduced by credits allowed by the custodian ....         1.63%**                2.76%**

----------------
  *  The Fund commenced operations on April 28, 1998.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
  #  Amount represents less than $0.01 per share.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
EMERGING GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                   SIX MONTHS
                                      ENDED              YEAR            YEAR            YEAR            YEAR           PERIOD
                                    06/30/99            ENDED           ENDED           ENDED           ENDED           ENDED
                                   (UNAUDITED)         12/31/98        12/31/97        12/31/96        12/31/95       12/31/94*
                                   -----------         --------        --------        --------        --------       ---------
Net asset value, beginning of
  period .......................     $14.59            $15.63          $14.70          $13.74          $10.53          $10.00
                                     ------            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...      (0.03)            (0.07)          (0.03)          (0.12)++        (0.01)           0.06
Net realized and unrealized gain
  on investments ...............       0.91              1.21            1.80            1.52            3.26            0.47
                                     ------            ------          ------          ------          ------          ------
Total from investment operations       0.88              1.14            1.77            1.40            3.25            0.53
                                     ------            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................       --                --              --              --             (0.04)           --
Distributions from net realized
  gains ........................      (3.43)            (2.18)          (0.84)          (0.44)          (0.00)#          --
                                     ------            ------          ------          ------          ------          ------
Total distributions ............      (3.43)            (2.18)          (0.84)          (0.44)          (0.04)           --
                                     ------            ------          ------          ------          ------          ------
Net asset value, end of period .     $12.04            $14.59          $15.63          $14.70          $13.74          $10.53
                                     ======            ======          ======          ======          ======          ======
TOTAL RETURN+ ..................       7.68%             8.09%          12.59%          10.04%          30.99%           5.30%
                                     ======            ======          ======          ======          ======          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's) .......................    $34,888           $44,380         $45,362         $55,887         $46,058         $19,885
Ratio of operating expenses to
  average net assets (a) .......       1.19%**           1.19%           1.20%           1.20%           1.20%           1.23%**
Ratio of net investment income/
  (loss) to average net assets .      (0.55)%**         (0.48)%         (0.58)%         (0.82)%         (0.35)%          1.03%**
Portfolio turnover rate ........         20%              108%            116%             97%            135%            192%
Ratio of operating expenses to
  average net assets without fee
  waivers and/or fees reduced by
  credits allowed by the
  custodian ....................       1.19%**           1.20%           1.21%           1.21%           1.28%           1.38%**

----------------
  *  The Fund commenced operations on January 12, 1994.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
IINTERNATIONAL GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                   SIX MONTHS
                                      ENDED              YEAR            YEAR            YEAR            YEAR            YEAR
                                    06/30/99            ENDED           ENDED           ENDED           ENDED           ENDED
                                   (UNAUDITED)         12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
                                   -----------         --------        --------        --------        --------        --------
Net asset value, beginning of
  period .......................     $11.61            $12.26          $13.02          $12.11          $11.47          $11.31
                                     ------            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........       0.10++            0.07++          0.71            0.07++          0.18            0.01
Net realized and unrealized
  gain/(loss) on investments ...       0.93              0.64           (0.97)           1.01            0.58            0.19##
                                     ------            ------          ------          ------          ------          ------
Total from investment operations       1.03              0.71           (0.26)           1.08            0.76            0.20
                                     ------            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income .......................      (0.01)            (0.72)          (0.26)          (0.17)          (0.00)#         (0.03)
Distributions from net realized
  gains ........................       --               (0.64)          (0.24)           --             (0.12)          (0.01)
                                     ------            ------          ------          ------          ------          ------
Total distributions ............      (0.01)            (1.36)          (0.50)          (0.17)          (0.12)          (0.04)
                                     ------            ------          ------          ------          ------          ------
Net asset value, end of period .     $12.63            $11.61          $12.26          $13.02          $12.11          $11.47
                                     ======            ======          ======          ======          ======          ======
TOTAL RETURN+ ..................       8.78%             5.20%          (2.64)%          9.04%           6.61%           1.88%
                                     ======            ======          ======          ======          ======          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's) .......................    $55,142           $60,360         $49,636         $62,355         $45,909         $46,529
Ratio of operating expenses to
  average net assets (a) .......       1.36%*            1.36%           1.35%           1.39%           1.47%           1.34%
Ratio of net investment income
  to average net assets ........       1.69%*            0.61%           0.52%           0.56%           0.91%           0.83%
Portfolio turnover rate ........         65%              118%             84%             98%             72%             51%
Ratio of operating expenses to
  average net assets without fee
  waivers, expenses reimbursed
  and/or fees reduced by credits
  allowed by the custodian .....       1.36%*            1.48%           1.36%           1.39%           1.48%           1.50%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
 ##  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
STRATEGIC GROWTH PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                SIX MONTHS
                                                                  ENDED                   YEAR                 PERIOD
                                                                 06/30/99                ENDED                  ENDED
                                                               (UNAUDITED)              12/31/98              12/31/97*
                                                               -----------              --------              ---------
Net asset value, beginning of period ......................       $13.46                $10.70                $10.00
                                                                  ------                ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................         0.03++                0.17++                0.10
Net realized and unrealized gain on investments ...........         2.51                  2.63                  0.60#
                                                                  ------                ------                ------
Total from investment operations ..........................         2.54                  2.80                  0.70
                                                                  ------                ------                ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        (0.16)                (0.03)                 --
Distributions from net realized gains .....................        (0.11)                (0.01)                 --
                                                                  ------                ------                ------
Total distributions .......................................        (0.27)                (0.04)                 --
                                                                  ------                ------                ------
Net asset value, end of period ............................       $15.73                $13.46                $10.70
                                                                  ======                ======                ======
TOTAL RETURN +.............................................        18.80%                26.19%                 7.00%
                                                                  ======                ======                ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................      $12,915                $4,949                  $591
Ratio of operating expenses to average net assets (a)(b) ..         0.35%**               0.35%                 0.35%**
Ratio of net investment income to average net assets ......         0.46%**               1.42%                 0.51%**
Portfolio turnover rate ...................................           13%                   39%                   11%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian(b) .....................         0.55%**               0.80%                15.54%**

----------------
  *  The Portfolio commenced operations on June 3, 1997.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a)  Ratio of operations expenses to average net assets includes expenses paid indirectly.
(b)  The Portfolio will also indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL highlights
CONSERVATIVE GROWTH PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                SIX MONTHS
                                                                  ENDED                   YEAR                 PERIOD
                                                                 06/30/99                ENDED                  ENDED
                                                               (UNAUDITED)              12/31/98              12/31/97*
                                                               -----------              --------              ---------
Net asset value, beginning of period ......................       $12.54                $10.49                $10.00
                                                                  ------                ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................         0.06++                0.20++                0.07
Net realized and unrealized gain on investments ...........         1.93                  1.89                  0.42#
                                                                  ------                ------                ------
Total from investment operations ..........................         1.99                  2.09                  0.49
                                                                  ------                ------                ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        (0.16)                (0.03)                 --
Distributions from net realized gains .....................        (0.16)                (0.01)                 --
                                                                  ------                ------                ------
Total distributions .......................................        (0.32)                (0.04)                 --
                                                                  ------                ------                ------
Net asset value, end of period ............................       $14.21                $12.54                $10.49
                                                                  ======                ======                ======
TOTAL RETURN+ .............................................        15.81%                19.91%                 4.90%
                                                                  ======                ======                ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................      $27,041               $10,072                $1,374
Ratio of operating expenses to average net assets (a)(b) ..         0.35%**               0.35%                 0.35%**
Ratio of net investment income to average net assets ......         0.86%**               1.79%                 1.24%**
Portfolio turnover rate ...................................           18%                   35%                   42%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian(b) .....................         0.43%**               0.57%                 6.67%**

----------------
  *  The Portfolio commenced operations on June 3, 1997.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b)  The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL highlights
BALANCED PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                SIX MONTHS
                                                                  ENDED                   YEAR                 PERIOD
                                                                 06/30/99                ENDED                  ENDED
                                                               (UNAUDITED)              12/31/98              12/31/97*
                                                               -----------              --------              ---------
Net asset value, beginning of period ......................       $12.20                $10.47                $10.00
                                                                  ------                ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................         0.16++                0.31++                0.13
Net realized and unrealized gain on investments ...........         1.18                  1.49                  0.34#
                                                                  ------                ------                ------
Total from investment operations ..........................         1.34                  1.80                  0.47
                                                                  ------                ------                ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        (0.35)                (0.07)                 --
Distributions from net realized gains .....................        (0.09)                 --                    --
                                                                  ------                ------                ------
Total distributions .......................................        (0.44)                (0.07)                 --
                                                                  ------                ------                ------
Net asset value, end of period ............................       $13.10                $12.20                $10.47
                                                                  ======                ======                ======
TOTAL RETURN+ .............................................        11.09%                17.18%                 4.70%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................      $35,546               $11,161                $2,354
Ratio of operating expenses to average net assets (a)(b) ..         0.35%**               0.35%                 0.35%**
Ratio of net investment income to average net assets ......         2.65%**               2.79%                 2.34%**
Portfolio turnover rate ...................................           31%                   33%                   15%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian(b) .....................         0.40%**               0.54%                 3.97%**

----------------
  *  The Portfolio commenced operations on June 3, 1997.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by  the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b)  The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL highlights
FLEXIBLE INCOME PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                SIX MONTHS
                                                                  ENDED                   YEAR                 PERIOD
                                                                 06/30/99                ENDED                  ENDED
                                                               (UNAUDITED)              12/31/98              12/31/97*
                                                               -----------              --------              ---------

Net asset value, beginning of period ......................       $11.38                $10.23                $10.00
                                                                  ------                ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................         0.31++                0.48++                0.04
Net realized and unrealized gain on investments ...........         0.23                  0.69                  0.19#
                                                                  ------                ------                ------
Total from investment operations ..........................         0.54                  1.17                  0.23
                                                                  ------                ------                ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        (0.26)                (0.02)                 --
Distributions from net realized gains .....................        (0.01)                 --                    --
                                                                  ------                ------                ------
Total distributions .......................................        (0.27)                (0.02)                 --
                                                                  ------                ------                ------
Net asset value, end of period ............................       $11.65                $11.38                $10.23
                                                                  ======                ======                ======
TOTAL RETURN+ .............................................         4.52%                11.75%                 2.30%
                                                                  ======                ======                ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................       $9,941                $1,107                  $100
Ratio of operating expenses to average net assets (a)(b) ..         0.35%**               0.35%                 0.34%**
Ratio of net investment income to average net assets ......         5.64%**               4.90%                 7.04%**
Portfolio turnover rate ...................................            1%                   78%                    5%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian(b) .....................         0.58%**               1.51%               116.19%**

----------------
  *  The Portfolio commenced operations on September 9, 1997.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not beenwaived and expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b)  The Portfolio will also bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL highlights
INCOME PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                SIX MONTHS
                                                                  ENDED                  PERIOD                PERIOD
                                                                 06/30/99                ENDED                  ENDED
                                                               (UNAUDITED)             12/31/98*              12/31/97*
                                                               -----------             ---------              ---------
Net asset value, beginning of period ......................       $10.42                $10.00                $10.00
                                                                  ------                ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................         0.40++                0.56++                --
Net realized and unrealized loss on investments ...........        (0.34)                (0.14)                 --
                                                                  ------                ------                ------
Total from investment operations ..........................         0.06                  0.42                  --
                                                                  ------                ------                ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        (0.40)                 --                    --
Distributions from net realized gains .....................        (0.01)                 --                    --
                                                                  ------                ------                ------
Total distributions .......................................        (0.41)                 --                    --
                                                                  ------                ------                ------
Net asset value, end of period ............................       $10.07                $10.42                $10.00#
                                                                  ======                ======                ======
TOTAL RETURN+ .............................................         0.47%                 4.23%                 0.00%
                                                                  ======                ======                ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................       $3,410                  $829                    $0
Ratio of operating expenses to average net assets (a)(b) ..         0.35%**               0.35%**               0.35%**
Ratio of net investment income to average net assets ......         7.84%**               7.39%**               0.00%**
Portfolio turnover rate ...................................           27%                   61%                   99%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian(b) .....................         0.87%**               5.37%**           7,567.04%**

----------------
  *  The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and recommenced operations on April 23, 1998.
 **  Annualized.
  +  Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Represents offering share price.
(a)  Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b)  The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
MONEY MARKET FUND
JUNE 30, 1999 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                              VALUE
---------                                                             -----
COMMERCIAL PAPER (DOMESTIC) - 34.4%
$1,000,000  American Express Credit Corporation,
              4.830% due 07/27/1999+ .............................  $   996,511
 1,000,000  Chase Manhattan Corporation,
              5.060% due 09/29/1999+ .............................      987,350
 1,000,000  Deere & Company,
              4.800% due 07/23/1999+ .............................      997,067
 1,000,000  Ford Motor Credit Company,
              4.810% due 07/08/1999+ .............................      999,065
 1,000,000  Merrill Lynch & Company Inc.,
              4.800% due 07/16/1999+ .............................      998,000
 1,000,000  Morgan Stanley, Dean Witter, Discover,
              4.830% due 08/19/1999+ .............................      993,426
 1,000,000  National Rural Utilities Cooperative
              Finance Corporation,
              4.820% due 07/22/1999+ .............................      997,188
 1,000,000  Windmill Funding Corporation,
              4.810% due 07/20/1999+,++ ..........................      997,461
                                                                    -----------
            Total Commercial Paper (Domestic)
              (Cost $7,966,068) ..................................    7,966,068
                                                                    -----------
COMMERCIAL PAPER (YANKEE) - 8.6%
 1,000,000  ABN-AMRO Bank North America Finance Inc.,
              5.170% due 09/02/1999 ..............................      990,953
 1,000,000  Toyota Credit de Puerto Rico, Inc.,
              4.850% due 07/15/1999+ .............................      998,114
                                                                    -----------
            Total Commercial Paper (Yankee)
              (Cost $1,989,067) ..................................    1,989,067
                                                                    -----------
CERTIFICATES OF DEPOSIT (YANKEE) - 12.9%
 1,000,000  Abbey National Treasury Services Plc,
              4.920% due 09/20/1999 ..............................      999,450
 1,000,000  Commerzbank AG, Euro,
              5.650% due 07/30/1999 ..............................    1,000,319
 1,000,000  Westdeutsche Landesbank,
              4.900% due 07/07/1999 ..............................    1,000,003
                                                                    -----------
            Total Certificates of Deposit (Yankee)
              (Cost $2,999,772) ..................................    2,999,772
                                                                    -----------
MEDIUM-TERM NOTE - 6.5%
  (Cost $1,500,097)
 1,500,000  US Bank NA Minnesota,
            4.980% due 09/15/1999+++ .............................    1,500,097
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.6%
    FEDERAL FARM CREDIT BANK (FFCB) - 15.1%
$1,500,000  4.870% due 09/01/1999 ................................  $ 1,500,000
 1,000,000  4.875% due 09/01/1999 ................................    1,000,000
 1,000,000  4.770% due 11/01/1999 ................................    1,000,000
                                                                    -----------
            Total FFCBs (Cost $3,500,000) ........................    3,500,000
                                                                    -----------
    STUDENT LOAN MORTGAGE ASSOCIATION (SLMA) - 6.5%
    (Cost $1,500,000)
 1,500,000  4.900% due 10/27/1999 ................................    1,500,000
                                                                    -----------
            Total U.S. Government Agency Obligations
              (Cost $5,000,000) ..................................    5,000,000
                                                                    -----------
REPURCHASE AGREEMENT - 10.0%
  (Cost $2,326,000)
 2,326,000  Agreement with Credit Suisse First Boston Corporation,
              4.750% dated 06/30/1999, to be repurchased at
              $2,326,307 on 07/01/1999, collateralized by
              $2,318,115 U.S. Treasury Note, 5.375%
              due 01/31/2000
              (Market Value $2,373,366) ..........................    2,326,000
                                                                    -----------
TOTAL INVESTMENTS (Cost $21,781,004*) ....................   94.0%   21,781,004
OTHER ASSETS AND LIABILITIES (NET) .......................    6.0     1,396,893
                                                             ----   -----------
NET ASSETS ...............................................  100.0%  $23,177,897
                                                            =====   ===========
--------------
  * Aggregate cost for federal tax purposes.
  + Rate represents disount rate at the date of purchase.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+++ Floating rate security whose interest rate is reset periodically based on an index.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
SHORT TERM HIGH QUALITY BOND FUND
JUNE 30, 1999 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                              VALUE
---------                                                             -----
CORPORATE BONDS AND NOTES - 32.8%
    FINANCIAL - 12.2%
$   985,000  Boeing Capital Corporation, MTN,
              6.710% due 07/19/2000 ...............................  $  988,440
  1,000,000  Citigroup, Inc., Note,
              6.125% due 06/15/2000 ...............................     999,437
  1,000,000  General Electric Capital Corporation,
              Series A, MTN,
              5.800% due 04/24/2000 ...............................     999,689
  1,000,000  Goldman Sachs Group LP, Note,
              7.800% due 07/15/2002++ .............................   1,035,182
            Merrill Lynch & Company,
            Series B, Note:
  1,000,000    6.100% due 10/04/1999 ..............................   1,001,152
   325,000    8.300% due 11/01/2002 ...............................     341,679
   250,000  US West Capital Funding, Inc.,
              Company Guaranty,
              6.125% due 07/15/2002 ...............................     245,045
                                                                     ----------
                                                                      5,610,624
                                                                     ----------
    BANKS - 7.2%
    250,000  BB&T Corporation, Sub. Note,
              7.050% due 05/23/2003 ...............................     253,287
  1,000,000  Chase Manhattan Corporation, Note,
              5.500% due 02/15/2001 ...............................     988,556
  1,000,000  First Chicago, Bank One Corporation,
              Sub. Note,
              9.250% due 11/15/2001 ...............................   1,065,242
  1,000,000  Wachovia Corporation, Sr. Note,
              6.700% due 06/21/2004 ...............................   1,006,718
                                                                     ----------
                                                                      3,313,803
                                                                     ----------
    REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 3.4%
    250,000  Camden Property Trust, Note,
              6.750% due 11/15/2001 ...............................     247,026
    100,000  Colonial Realty LP, Note,
              7.500% due 07/15/2001 ...............................     100,153
    530,000  Dobie Center Properties, Ltd., Note, Taxable, (MBIA
              Insured),
              6.010% due 05/01/2000++ .............................     528,713
    600,000  Sun Communities, Inc., Sr. Note,
              7.625% due 05/01/2003 ...............................     600,055
    100,000  SUSA Partnership LP, Note,
              7.125% due 11/01/2003 ...............................      98,118
                                                                     ----------
                                                                      1,574,065
                                                                     ----------
    TRANSPORTATION - 2.2%
  1,000,000  CSX Corporation, Deb.,
              9.500% due 08/01/2000 ...............................   1,032,335
                                                                     ----------
    RETAIL SALES - 2.2%
    250,000  Federated Department Stores, Inc., Bond,
              6.790% due 07/15/2027 ...............................     250,055
    750,000  Wal-Mart Stores, Inc., Note,
              5.850% due 06/01/2000 ...............................     750,938
                                                                     ----------
                                                                      1,000,993
                                                                     ----------
    UTILITIES - 2.1%
  1,000,000  United Illuminating Company, Note,
              6.000% due 12/15/2003 ...............................     954,816
                                                                     ----------
    INDUSTRIAL - 1.7%
    500,000  Cendant Corporation, Note,
              7.500% due 12/01/2000 ...............................     504,428
    100,000  Equistar Chemicals LP, Note,
              9.125% due 03/15/2002 ...............................     102,724
    150,000  Lyondell Petrochemical Company, MTN,
              9.750% due 09/04/2003++ .............................     152,605
                                                                     ----------
                                                                        759,757
                                                                     ----------
    OIL & GAS - 1.1%
    500,000  Occidental Petroleum Company, Sr. Note,
              6.400% due 04/01/2003 ...............................     487,798
                                                                     ----------
    AEROSPACE/DEFENSE - 0.4%
    200,000  Lockheed Martin Corporation,
              Company Guaranty,
              6.850% due 05/15/2001 ...............................     200,985
                                                                     ----------
    CONSUMER STAPLES - 0.2%
    100,000  Nabisco Inc., Bond,
              6.300% due 08/26/1999++ .............................     100,000
                                                                     ----------
    MEDIA - 0.1%
     50,000  Time Warner, Inc., Note,
              7.950% due 02/01/2000 ...............................      50,507
                                                                     ----------
            Total Corporate Bonds and Notes
              (Cost $15,192,295) ..................................  15,085,683
                                                                     ----------
U.S. TREASURY NOTES - 37.7%
  3,500,000  4.000% due 10/31/2000 ................................   3,437,658
 12,000,000  5.250% due 05/31/2001 ................................  11,943,755
    500,000  5.750% due 08/15/2003 ................................     500,156
  1,500,000  5.625% due 02/15/2006 ................................   1,477,500
                                                                     ----------
            Total U.S. Treasury Notes
              (Cost $17,402,706) ..................................  17,359,069
                                                                     ----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 10.2%
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 4.6%
    954,456  #0252214,
                6.500% due 01/01/2014 .............................     942,142
    221,764  #313641,
                8.500% due 11/01/2017 .............................     231,842
    949,593  #456445,
                6.500% due 01/01/2014 .............................     937,342
                                                                     ----------
              Total FNMA's (Cost $2,164,091) ......................   2,111,326
                                                                     ----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.1%
     66,003  #001991,
               9.000% due 04/20/2025 ..............................      69,494
     41,461  #121425,
               11.000% due 04/15/2015 .............................      46,143
     45,285  #140834,
               11.000% due 12/15/2015 .............................      50,399
     12,603  #144538,
               11.000% due 12/15/2015 .............................      14,025
     58,223  #151670,
               11.000% due 12/15/2015 .............................      64,797
    169,010  #213862,
               10.000% due 09/15/2018 .............................     184,810
     51,714  #225305,
               10.000% due 02/15/2018 .............................      56,548
     21,020  #234561,
               10.000% due 12/15/2017 .............................      22,985
     20,657  #254937,
               10.000% due 06/15/2019 .............................      22,588
     63,428  #257814,
               10.000% due 09/15/2018 .............................      69,358
    165,282  #264735,
               10.000% due 02/15/2019 .............................     180,734
    115,366  #289333,
               10.000% due 05/15/2020 .............................     126,151
    136,405  #291116,
               10.000% due 06/15/2020 .............................     149,157
     46,240  #293511,
               10.000% due 07/15/2020 .............................      50,562
    161,232  #400224,
               8.000% due 06/15/2009 ..............................     167,714
    236,524  #453963,
               8.000% due 08/15/2012 ..............................     246,032
    117,427  #780081,
               10.000% due 02/15/2025 .............................     128,521
     26,561  #780121,
               10.000% due 04/15/2025 .............................      29,053
     26,769  #780141,
               10.000% due 12/15/2020 .............................      29,290
    168,754  #780317,
               9.000% due 12/15/2020 ..............................     179,857
                                                                    -----------
             Total GNMAs (Cost $1,882,528) ........................   1,888,218
                                                                    -----------
    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) - 1.2%
     80,021  Federal Home Loan Mortgage Corporation
               (FHLMC),
               #845988,
               7.362% due 11/01/2021+ .............................      81,804
             Federal National Mortgage Association (FNMA):
    149,773    #082247,
               5.875% due 04/01/2019+ .............................     147,733
     19,082    #124571,
               7.410% due 11/01/2022+ .............................      19,575
     90,400    #141461,
               6.968% due 11/01/2021+ .............................      92,815
     46,438    #152205,
               6.881% due 01/01/2019+ .............................      47,626
    144,875    #313257,
               5.886% due 11/01/2035+ .............................     142,117
                                                                    -----------
             Total ARMs (Cost $534,891) ...........................     531,670
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.3%
    (Cost $152,751)
    141,849  #A01226,
               9.500% due 08/01/2016 ..............................     151,202
                                                                    -----------
             Total U.S. Government Agency Mortgage-Backed
               Securities
               (Cost $4,734,261) ..................................   4,682,416
                                                                    -----------

ASSET-BACKED SECURITIES - 8.8%
    250,000  Carco Auto Loan Master Trust, 1997-1 A,
               6.689% due 08/15/2004 ..............................     250,604
    500,000  First USA Credit Card Master Trust, 1997-6 A,
               6.420% due 03/17/2005 ..............................     502,637
    738,476  General Electric Capital Mortgage Association,
               1996-HE3 A3,
               7.150% due 09/25/2026 ..............................     740,104
             Green Tree Financial Corporation:
    250,000    1995-1 B2,
               9.200% due 06/15/2025 ..............................     253,548
    200,000    1995-6 B1,
               7.700% due 09/15/2026 ..............................     202,941
    100,000  Green Tree Home Equity Loan Trust,
               1997-B A5,
               7.150% due 04/15/2027 ..............................     101,162
    165,000  Green Tree Home Improvement, 1995-D B2,
               7.450% due 09/15/2025 ..............................     159,610
     24,716  Green Tree Recreational, Equipment & Consumer,
               1996-A A1,
               5.550% due 02/15/2018 ..............................      24,499
    350,000  MBNA Master Credit Card Trust, 1995-E A,
               5.208% due 01/15/2005+ .............................     350,922
     17,522  Merrill Lynch Mortgage Investors, Inc.,
               1991-I A,
               7.650% due 01/15/2012 ..............................      17,549
    246,301  Mid-State Trust, Series 4-A,
               8.330% due 04/01/2030 ..............................     257,629
    700,000  Standard Credit Card Master Trust, 1994-4 A,
               8.250% due 11/07/2003 ..............................     728,978
    197,293  The Money Store Home Equity Trust,
               1997-C AF3,
               6.307% due 08/15/2012 ..............................     197,255
    242,113  World Omni Automobile Lease Securitization, 1996-B B,
               6.850% due 11/15/2002++ ............................     242,302
                                                                    -----------
             Total Asset-Backed Securities
               (Cost $4,066,346) ..................................   4,029,740
                                                                    -----------
FOREIGN GOVERNMENT BONDS - 3.8%
  1,000,000  Ontario, Province of Canada,
               6.125% due 06/28/2000 ..............................   1,005,910
    750,000  Province of Alberta, Government Guaranty,
               9.250% due 04/01/2000 ..............................     770,963
                                                                    -----------
             Total Foreign Government Bonds
               (Cost $1,770,260) ..................................   1,776,873
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 1.9%
     18,766  Countrywide Funding Corporation,
               1994-1 A3,
               6.250% due 03/25/2024 ..............................   $  18,318
    453,385  Federal Home Loan Mortgage Corporation, Class VG,
               6.250% due 06/25/2004 ..............................     452,176
      6,256  General Electric Capital Mortgage Association,
               1994-27 A1,
               6.500% due 07/25/2024 ..............................       6,238
     45,028  Prudential Home Mortgage Securities,
               1993-43 A1,
               5.400% due 10/25/2023 ..............................      44,868
    350,000  Residential Asset Securitization Trust,
               1997-A6 A5,
               7.250% due 09/25/2012 ..............................     352,224
                                                                    -----------
             Total CMOs (Cost $883,507) ...........................     873,824
                                                                    -----------
REPURCHASE AGREEMENT - 3.9%
  (Cost $1,812,000)
  1,812,000  Agreement with Credit Suisse First Boston Corporation,
               4.750% dated 06/30/1999,
               to be repurchased at $1,812,239 on
               07/01/1999, collateralized by $1,805,857
               U.S. Treasury Note, 5.375% due 01/31/2000
               (Market Value $1,848,899) ..................           1,812,000
                                                                    -----------
TOTAL INVESTMENTS (Cost $45,861,375*) .....................   99.1%  45,619,605
OTHER ASSETS AND LIABILITIES (NET) ........................    0.9      415,639
                                                              ----  -----------
NET ASSETS ................................................  100.0% $46,035,244
                                                             =====  ===========
--------------
 * Aggregate cost for federal tax purposes.
 + Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

------------------------------------------------------------------------------
    GLOSSARY OF TERMS
LP     --Limited Partnership
MBIA   --Municipal Bond Investors Assurance
MTN    --Medium Term Note
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
U.S. GOVERNMENT SECURITIES FUND
JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                              VALUE
----------                                                            -----

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 53.0%
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 20.7%
$ 6,979,130  6.500% due 11/01/2028 - 04/01/2029 .................  $ 6,759,162
  6,849,470  7.000% due 08/01/2028 - 04/01/2029 .................    6,788,926
    418,546  8.000% due 05/01/2022 ..............................      430,037
    195,028  8.500% due 02/01/2023 ..............................      203,892
                                                                   -----------
             Total FNMAs (Cost $14,417,653) .....................   14,182,017
                                                                   -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 19.2%
    992,431  6.000% due 02/20/2029 ..............................      926,957
  5,868,540  7.000% due 01/15/2028 - 03/15/2029 .................    5,806,450
  5,603,960  7.500% due 01/15/2023 - 11/15/2023 .................    5,673,511
    656,549  8.000% due 07/15/2026 - 06/15/2027 .................      675,742
     36,774  9.000% due 08/15/2021 ..............................       39,075
                                                                   -----------
             Total GNMAs (Cost $13,254,551) .....................   13,121,735
                                                                   -----------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 13.1%
               GOLD:
    868,580    5.500% due 12/01/2008 ............................      822,785
  2,183,577    6.000% due 01/01/2013 ............................    2,113,781
  3,384,611    6.500% due 05/01/2023 - 03/01/2029 ...............    3,291,170
  2,122,176    7.000% due 04/01/2008 - 01/01/2013 ...............    2,135,534
    599,860    8.750% due 01/01/2013 ............................      632,859
                                                                   -----------
             Total FHLMCs (Cost $9,125,051) .....................    8,996,129
                                                                   -----------
             Total U.S. Government Agency Mortgage-Backed
                Securities
               (Cost $36,797,255) ...............................   36,299,881
                                                                   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 20.1%
             Federal National Mortgage Associaton:
    522,445    Series 1989-90, Class E,
               8.700% due 12/25/2019 ............................      545,641
  5,454,881    Series 1992-55, Class DZ,
               8.000% due 04/25/2022 ............................    5,648,835
  6,519,976    Series 1992-83, Class X,
               7.000% due 02/25/2022 ............................    6,366,020
    512,642    Series 1993-159, Class PA, (P/O),
               Zero coupon due 01/25/2021 .......................      498,604
    716,880  Residential Funding Mortgage Security,
               Series 1992-S39, Class A8,
               7.500% due 11/25/2007 ............................      723,062
                                                                   -----------
             Total CMOs (Cost $12,536,855) ......................   13,782,162
                                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.0%
  2,000,000  Federal Farm Credit Bank,
               5.700% due 06/18/2003 ............................    1,966,384
  1,500,000  Federal Farm Credit Bank,
               5.730% due 04/14/2003 ............................    1,466,358
  2,000,000  Federal Home Loan Bank, Bond,
               5.305% due 03/26/2001 ............................    1,983,750
 $1,000,000  Federal Home Loan Bank, Bond,
               6.135% due 02/17/2009 ............................      944,690
  1,000,000  Federal Home Loan Bank, Bond,
               6.810% due 08/20/2007 ............................      986,082
  1,000,000  Federal Home Loan Bank, MTN,
               5.705% due 03/19/2003 ............................      988,146
  2,000,000  Housing Urban Development, Series 99-A,
               Government Guarantee,
               6.160% due 08/01/2011 ............................    1,900,240
                                                                   -----------
             Total U.S. Government Agency Obligations
               (Cost $10,591,274) ...............................   10,235,650
                                                                   -----------
U.S. TREASURY OBLIGATIONS - 5.0%
    U.S TREASURY BONDS - 2.5%
    300,000  12.750% due 11/15/2010 .............................      404,344
  1,300,000  6.250% due 08/15/2023 ..............................    1,301,625
                                                                   -----------
             Total U.S. Treasury Bonds (Cost $1,708,131) ........    1,705,969
                                                                   -----------
    U.S. TREASURY NOTES - 2.5%
  1,000,000  4.875% due 03/31/2001 ..............................      990,000
    325,000  6.625% due 03/31/2002 ..............................      333,227
    350,000  6.250% due 02/15/2007 ..............................      356,672
                                                                   -----------
             Total U.S. Treasury Notes (Cost $1,670,235) ........    1,679,899
                                                                   -----------
             Total U.S. Treasury Obligations
               (Cost $3,378,366) ................................    3,385,868
                                                                   -----------
REPURCHASE AGREEMENT - 6.3%
  (Cost $4,338,000)
  4,338,000  Agreement with Credit Suisse First Boston
               Corporation, 4.750% dated 06/30/1999, to be
               repurchased at $4,338,572 on 07/01/1999,
               collateralized by $4,323,294 U.S. Treasury
               Note, 5.375% due 01/31/2000
               (Market Value $4,426,338) ........................    4,338,000
                                                                   -----------
TOTAL INVESTMENTS (Cost $67,641,750*) ...................   99.4%   68,041,561
OTHER ASSETS AND LIABILITIES (NET) ......................    0.6       405,613
                                                           -----   -----------
NET ASSETS ..............................................  100.0%  $68,447,174
                                                           =====   ===========

--------------
* Aggregate cost for federal tax purposes.

------------------------------------------------------------------------------
    GLOSSARY OF TERMS

GOLD   --Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle
MTN    --Medium Term Note
P/O    --Principal Only

------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INCOME FUND
JUNE 30, 1999 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                              VALUE
----------                                                            -----
CORPORATE BONDS AND NOTES - 71.8%
    INDUSTRIAL - 41.7%
$  1,200,000  ANR Pipeline Company, Deb.,
                9.625% due 11/01/2021 ...........................  $  1,437,400
   1,000,000  Boeing Company, Deb.,
                8.750% due 08/15/2021 ...........................     1,133,062
   1,750,000  Carnival Corporation, Deb.,
                7.200% due 10/01/2023 ...........................     1,684,005
   1,500,000  Caterpillar Inc., Sinking Fund Deb.,
                9.750% due 06/01/2019 ...........................     1,572,301
     500,000  Columbia/HCA Healthcare Corporation,
                Sub. Deb.,
                6.750% due 10/01/2006 ...........................       431,250
   1,000,000  Conrail, Inc., Deb.,
                9.750% due 06/15/2020 ...........................     1,228,154
     893,733  Continental Airlines, Inc., Pass-through
                Certificates, Series 974C,
                6.800% due 07/02/2007 ...........................       880,792
   1,000,000  Enron Corporation, Note,
                6.450% due 11/15/2001 ...........................       998,745
     400,000  Ford Holdings, Inc., Deb.,
                9.300% due 03/01/2030 ...........................       489,329
              Ford Motor Company, Deb.:
     600,000    8.875% due 11/15/2022 ...........................       630,017
     250,000    8.900% due 01/15/2032 ...........................       289,655
   1,000,000  General Motors Corporation, Deb.,
                9.400% due 07/15/2021 ...........................     1,199,247
   1,500,000  Lockheed Martin Corporation, Note,
                7.250% due 05/15/2006 ...........................     1,498,666
     150,000  Mariner Post-Acute Network, Sr. Sub. Note,
                9.500% due 11/01/2007 ...........................        28,500
   1,000,000  Norfolk Southern Corporation, Bond,
                7.800% due 05/15/2027 ...........................     1,035,440
   1,300,000  Occidental Petroleum Corporation, Sr. Deb.,
                11.125% due 08/01/2010 ..........................     1,609,721
     200,000  Ogden Corporation, Deb.,
                9.250% due 03/01/2022 ...........................       230,000
     100,000  P&L Coal Holdings Corporation, Company Guaranty,
                8.875% due 05/15/2008 ...........................       100,500
   1,000,000  Phillips Petroleum Company, Deb.,
                9.180% due 09/15/2021 ...........................     1,044,571
   1,800,000  Praxair, Inc., Deb.,
                8.700% due 07/15/2022 ...........................     2,008,802
   2,000,000  Southwest Airlines Company, Pass-through
                Certificates, 94-A, Class A-4,
                9.150% due 07/01/2016 ...........................     2,358,760
     300,000  Time Warner, Inc., Deb.,
                9.150% due 02/01/2023 ...........................       346,688
   1,300,000  United Air Lines, Inc., Pass-through
                Certificates,
                9.560% due 10/19/2018 ...........................     1,499,251
                                                                   ------------
                                                                     23,734,856
                                                                   ------------
    FINANCIAL/BANKS - 12.5%
     500,000  American General Corporation,
                Sinking Fund Deb.,
                7.500% due 07/15/2025 ...........................       505,696
     400,000  Banc One Corporation, Sub. Note,
                10.000% due 08/15/2010 ..........................       489,564
   1,000,000  Barclays North American Capital Corporation,
                Capital Note,
                9.750% due 05/15/2021 ...........................     1,072,556
      82,000  Barnett Banks, Florida, Inc., Sub. Note,
                10.875% due 03/15/2003 ..........................        92,371
     230,000  Citicorp, Sub. Note,
                8.625% due 12/01/2002 ...........................       244,988
              First Chicago Corporation, Sub. Note:
     600,000    11.250% due 02/20/2001 ..........................       646,284
     100,000    9.250% due 11/15/2001 ...........................       106,524
   1,040,000  Fleet/Norstar Financial Group, Inc., Sub. Note,
                9.900% due 06/15/2001 ...........................     1,103,238
   1,000,000  Hartford Life Insurance Company, Deb.,
                7.650% due 06/15/2027 ...........................     1,029,931
   1,100,000  NCNB Corporation, Sub. Note,
                9.375% due 09/15/2009 ...........................     1,288,391
     516,000  Security Pacific Corporation, Sub. Note,
                11.500% due 11/15/2000 ..........................       549,625
                                                                   ------------
                                                                      7,129,168
                                                                   ------------
    FOREIGN (U.S. DOLLAR DENOMINATED) - 7.6%
   1,000,000  Abbey National Plc, Global Note,
                6.690% due 10/17/2005 ...........................       982,651
     250,000  HIH Capital Ltd., Conv. Note,
                7.500% due 09/25/2006 ...........................       170,000
   1,700,000  Northern Telecom Capital, Sub. Note,
                7.400% due 06/15/2006 ...........................     1,755,901
     500,000  Petro-Canada, Deb.,
                9.250% due 10/15/2021 ...........................       587,520
     350,000  Poland Communications, Inc., Sr. Note,
                9.875% due 11/01/2003 ...........................       344,750
     500,000  Trans-Canada Pipeline Corporation, Deb.,
                8.500% due 03/20/2023 ...........................       509,720
                                                                   ------------
                                                                      4,350,542
                                                                   ------------
    UTILITIES - 4.4%
     200,000  Duke Power Company,
                First and Refundable Mortgage,
                6.875% due 08/01/2023 ...........................       186,531
     700,000  Florida Power & Light Company,
                First Mortgage,
                7.050% due 12/01/2026 ...........................       661,948
              Texas Utilities Electric Company:
     150,000    First and Collateral Mortgage,
                8.500% due 08/01/2024 ...........................       161,215
   1,500,000    First Mortgage,
                7.875% due 04/01/2024 ...........................     1,467,624
                                                                   ------------
                                                                      2,477,318
                                                                   ------------
    RETAIL - 3.0%
              May Department Stores Company, Deb.:
   1,000,000    8.375% due 10/01/2022 ...........................     1,061,011
     600,000    8.375% due 08/01/2024 ...........................       629,168
                                                                   ------------
                                                                      1,690,179
                                                                   ------------
    MEDIA - 2.2%
   1,200,000  News America Holdings Inc., Sr. Deb.,
                8.000% due 10/17/2016 ...........................     1,220,166
                                                                   ------------
    GAMING - 0.4%
     250,000  Riviera Holdings Corporation, Company Guaranty,
                10.000% due 08/15/2004 ..........................       235,000
                                                                   ------------
              Total Corporate Bonds and Notes
                (Cost $41,018,728) ..............................    40,837,229
                                                                   ------------
U.S. TREASURY OBLIGATION - 4.7%
  (Cost $2,849,688)
    U.S. TREASURY BOND - 4.7%
   2,000,000  13.750% due 08/15/2004 ............................     2,685,626
                                                                   ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.8%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.5%
     258,808  #386671,
                9.000% due 02/15/2025 ...........................       275,008
                                                                   ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.3%
     176,963  #C00385, GOLD,
                9.000% due 01/01/2025 ...........................       187,746
                                                                   ------------
              Total U.S. Government Agency Mortgage-Backed
                Securities
                (Cost $449,108) .................................       462,754
                                                                   ------------
REPURCHASE AGREEMENT - 21.2%
  (Cost $12,032,000)
 $12,032,000  Agreement with Credit Suisse First Boston
                Corporation, 4.750% dated 06/30/1999,
                to be repurchased at $12,033,588 on
                07/01/1999, collateralized by $11,991,211
                U.S. Treasury Note 5.375% due 01/31/2000
                (Market Value $12,277,017) ......................    12,032,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $56,349,524*) ...................   98.5%    56,017,609
OTHER ASSETS AND LIABILITIES (NET) ......................    1.5        874,960
                                                            ----   ------------
NET ASSETS ..............................................  100.0%   $56,892,569
                                                           =====    ===========
--------------
* Aggregate cost for federal tax purposes.
------------------------------------------------------------------------------
    GLOSSARY OF TERMS
GOLD   --Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH & INCOME FUND
JUNE 30, 1999 (UNAUDITED)

   SHARES                                                             VALUE
   ------                                                             -----
COMMON STOCKS - 94.7%
    COMPUTER SOFTWARE/SERVICES - 9.1%
     30,000  Adobe Systems, Inc. ...............................   $  2,464,687
     30,300  BARRA, Inc.+ ......................................        765,075
     43,000  BMC Software, Inc.+ ...............................      2,322,000
     29,000  Computer Associates International, Inc. ...........      1,595,000
     45,000  First Data Corporation ............................      2,202,188
     36,000  Microsoft Corporation+ ............................      3,246,750
     59,925  Oracle Corporation+ ...............................      2,224,716
                                                                  -------------
                                                                     14,820,416
                                                                  -------------
    BANKS/SAVINGS & LOANS - 8.5%
     30,000  Bank of America Corporation .......................      2,199,375
     18,400  Bank of New York Company, Inc. ....................        675,050
     22,000  Chase Manhattan Corporation .......................      1,905,750
     59,625  Citigroup, Inc. ...................................      2,832,187
     35,000  First Union Corporation ...........................      1,645,000
     36,200  Mellon Bank Corporation ...........................      1,316,775
     35,000  Prime Bancshares, Inc. ............................        625,625
     14,400  U.S. Bancorp. .....................................        489,600
     50,000  Wells Fargo & Company .............................      2,137,500
                                                                  -------------
                                                                     13,826,862
                                                                  -------------
    HEALTH CARE PRODUCTS - 8.0%
     33,000  Abbott Laboratories ...............................      1,501,500
     27,000  ALZA Corporation+ .................................      1,373,625
     19,600  American Home Products Corporation ................      1,127,000
     25,000  Bristol-Myers Squibb Company ......................      1,760,937
     10,000  DENTSPLY International, Inc. ......................        280,000
     14,000  Johnson & Johnson .................................      1,372,000
     20,000  Merck & Company, Inc. .............................      1,480,000
     64,000  Mylan Laboratories Inc. ...........................      1,696,000
      9,500  Pfizer, Inc. ......................................      1,042,625
     18,800  Warner Lambert Company ............................      1,304,250
                                                                  -------------
                                                                     12,937,937
                                                                  -------------
    CONSUMER STAPLES - 7.3%
     39,000  Alberto-Culver Company, Class A ...................        889,688
     18,000  Campbell Soup Company .............................        834,750
      4,000  Gillette Company ..................................        164,000
     30,000  Kimberly-Clark Corporation ........................      1,710,000
     34,000  Kimberly-Clark de Mexico, ADR .....................        699,099
     25,000  Libbey, Inc. ......................................        725,000
     65,000  PepsiCo, Inc. .....................................      2,514,688
      3,600  Philip Morris Companies, Inc. .....................        144,675
     10,000  Procter & Gamble Company ..........................        892,500
     34,800  Ralston-Ralston Purina Company ....................      1,059,225
     73,000  Sara Lee Corporation ..............................      1,656,188
      8,929  Unilever NV .......................................        622,768
                                                                  -------------
                                                                     11,912,581
                                                                  -------------
    FINANCIAL SERVICES - 6.2%
     20,000  Ambac Financial Group, Inc. .......................      1,142,500
     48,500  Federal Home Loan Mortgage Corporation ............      2,813,000
     39,050  Heller Financial, Inc. ............................      1,086,078
     19,000  Legg Mason, Inc. ..................................        731,500
     39,190  Liberty Financial Companies, Inc. .................      1,141,409
     22,650  Marsh & McLennan Companies, Inc. ..................      1,710,075
     10,500  Merrill Lynch & Company, Inc. .....................        839,344
     13,200  Price (T. Rowe) Associates, Inc. ..................        506,550
                                                                  -------------
                                                                      9,970,456
                                                                  -------------
    UTILITIES/TELECOMMUNICATIONS - 5.3%
     43,444  AT&T Corporation ..................................      2,424,662
     15,000  Comcast Corporation, Special Class A ..............        576,562
     17,000  MCI Worldcom+ .....................................      1,463,063
     27,000  SBC Communications, Inc. ..........................      1,566,000
     48,400  Sprint Corporation ................................      2,556,125
                                                                  -------------
                                                                      8,586,412
                                                                  -------------
    OIL & GAS - 5.3%
      7,097  BP Amoco Plc, Sponsored ADR .......................        770,025
     14,000  Exxon Corporation .................................      1,079,750
     28,200  Halliburton Company ...............................      1,276,050
     15,500  Mobil Corporation .................................      1,534,500
     25,100  Royal Dutch Petroleum .............................      1,512,275
     66,300  Tosco Corporation .................................      1,719,656
     17,300  Unocal Corporation ................................        685,513
                                                                  -------------
                                                                      8,577,769
                                                                  -------------
    COMPUTER SYSTEMS - 5.0%
     55,500  Compaq Computer Corporation .......................      1,314,656
     40,000  EMC Corporation+ ..................................      2,200,000
     23,000  Hewlett-Packard Company ...........................      2,311,500
     17,000  International Business Machines Corporation .......      2,197,250
                                                                  -------------
                                                                      8,023,406
                                                                  -------------
    CONSUMER DURABLES - 4.1%
     52,000  Federal-Mogul Corporation .........................      2,704,000
     70,000  Mattel, Inc. ......................................      1,850,625
    100,400  Miller Industries, Inc.+ ..........................        395,325
     61,000  U.S. Industries, Inc. .............................      1,037,000
     12,700  USG Corporation ...................................        711,200
                                                                  -------------
                                                                      6,698,150
                                                                  -------------
    RETAIL SALES - 3.9%
     12,100  Dayton Hudson Corporation .........................        786,500
     51,000  Intimate Brands, Inc. .............................      2,536,931
     15,787  Limited, Inc. .....................................        716,335
     20,625  May Department Stores Company .....................        843,047
      7,850  Ross Stores, Inc. .................................        395,444
     22,800  Wal-Mart Stores, Inc. .............................      1,100,100
                                                                  -------------
                                                                      6,378,357
                                                                  -------------
    AEROSPACE/DEFENSE - 3.8%
     20,300  AlliedSignal, Inc. ................................      1,278,900
     38,000  Boeing Company ....................................      1,679,125
     44,000  Lockheed Martin Corporation .......................      1,639,000
     22,900  Raytheon Company, Class B .........................      1,611,588
      0.600  United Technologies Corporation ...................             43
                                                                  -------------
                                                                      6,208,656
                                                                  -------------
    INSURANCE - 3.5%
     40,000  Allstate Corporation ..............................      1,435,000
     13,650  American International Group, Inc. ................      1,597,903
     75,000  Conseco, Inc. .....................................      2,282,812
      7,500  MGIC Investment Corporation .......................        364,687
                                                                  -------------
                                                                      5,680,402
                                                                  -------------
    MEDIA - 3.5%
     97,546  AT&T Corporation - Liberty Media Group, Class A+ ..      3,584,815
     30,500  Viacom, Inc., Class A+ ............................      1,345,815
     23,600  Walt Disney Company ...............................        727,175
                                                                  -------------
                                                                      5,657,805
                                                                  -------------
    BASIC INDUSTRY - 3.1%
     20,200  Albemarle Corporation .............................        467,125
     35,300  Allegheny Teledyne, Inc. ..........................        798,663
      4,900  du Pont (E.I.) de Nemours & Company ...............        334,731
      5,900  Nucor Corporation .................................        279,881
     19,500  Sigma-Aldrich Corporation+ ........................        671,531
     44,560  Waste Management, Inc. ............................      2,395,100
                                                                  -------------
                                                                      4,947,031
                                                                  -------------
    CAPITAL GOODS - 2.8%
     21,275  Crane Company .....................................        668,833
     62,300  Donaldson Company, Inc. ...........................      1,526,350
     25,494  Tyco International, Ltd. ..........................      2,415,520
                                                                  -------------
                                                                      4,610,703
                                                                  -------------
    TRANSPORTATION - 2.6%
      9,500  Airborne Freight Corporation ......................        263,031
     14,800  AMR Corporation+ ..................................      1,010,100
     67,000  Expeditors International of Washington, Inc. ......      1,825,750
     19,000  Union Pacific Corporation .........................      1,107,939
                                                                  -------------
                                                                      4,206,820
                                                                  -------------
    ELECTRONICS/SEMICONDUCTORS - 2.1%
     36,800  General Semiconductor, Inc.+ ......................        335,800
     38,000  Intel Corporation .................................      2,261,000
     20,000  Micron Technology, Inc.+ ..........................        806,250
                                                                  -------------
                                                                      3,403,050
                                                                  -------------
    BUSINESS SERVICES - 2.1%
     45,000  ACNielson Corporation+ ............................      1,361,250
     28,000  Cendant Corporation+ ..............................        574,000
     40,000  Dun & Bradstreet Corporation ......................      1,417,500
                                                                  -------------
                                                                      3,352,750
                                                                  -------------
    ELECTRICAL EQUIPMENT - 1.9%
     11,500  Emerson Electric Company ..........................        723,062
     21,000  General Electric Company ..........................      2,373,000
                                                                  -------------
                                                                      3,096,062
                                                                  -------------
    HEALTH CARE SERVICES - 1.9%
     10,000  Aetna, Inc. .......................................        894,375
     17,750  Columbia/HCA Healthcare Corporation ...............        404,922
      2,000  IMS Health, Inc. ..................................         62,500
      0.200  Lifepoint Hospitals Inc.+ .........................              3
     23,100  PacifiCare Health Systems, Inc., Class A+ .........      1,661,756
      0.200  Triad Hospital, Inc.+ .............................              3
                                                                  -------------
                                                                      3,023,559
                                                                  -------------
    UTILITIES/GAS & ELECTRIC - 1.4%
     27,700  Enron Corporation .................................      2,264,475
                                                                  -------------
    CONSUMER CYCLICALS - 1.2%
     17,500  Sony Corporation, ADR .............................      1,931,561
                                                                  -------------
    LODGING & RESTAURANTS - 1.1%
     29,785  Sunburst Hospitality Corporation+ .................        174,987
     30,000  Tricon Global Restaurants, Inc.+ ..................      1,623,750
                                                                  -------------
                                                                      1,798,737
                                                                  -------------
    REAL ESTATE INVESTMENT TRUSTS - 1.0%
     31,722  Equity Office Properties Trust ....................        812,875
     20,200  Health Care Property Investors, Inc. ..............        583,275
     20,000  Prison Realty Trust Inc. ..........................        196,250
                                                                  -------------
                                                                      1,592,400
                                                                  -------------
             Total Common Stocks (Cost $123,139,370) ...........    153,506,357
                                                                  -------------
CONVERTIBLE PREFERRED STOCKS - 1.6%
     10,000  Cendant Corporation, Series CD, Conv. Pfd.,
               1.300% due 02/16/2001 ...........................        291,250
      3,600  Estee Lauder Aces Trust I, Conv. Pfd.,
               6.250% due 06/05/2001 ...........................        310,500
      6,510  Estee Lauder Aces Trust II, Conv. Pfd.,
               6.250% due 02/23/2002 ...........................        613,567
      9,000  Lehman Brothers Holdings, Series CSCO, Conv. Pfd.,
               5.000% due 02/26/2001 ...........................        798,750
     10,000  Loral Space & Communications, Ltd.,
               Series C, Conv. Pfd.,
               6.000% due 11/01/2006++ .........................        507,500
                                                                  -------------
             Total Convertible Preferred Stocks
               (Cost $2,331,017) ...............................      2,521,567
                                                                  -------------
CONVERTIBLE BOND - 0.4%
  (Cost $442,092)
    830,000  At Home Corporation,
               0.525% due 12/28/2018++ .........................        643,250
                                                                  -------------
REPURCHASE AGREEMENT - 4.3%
  (Cost $6,981,000)
  6,981,000  Agreement with Credit Suisse First Boston
               Corporation, 4.750% dated 06/30/1999,
               to be repurchased at $6,981,921 on
               07/01/1999, collateralized by $6,957,334
               U.S. Treasury Note, 5.375% due 01/31/2000
               (Market Value $7,123,160) .......................      6,981,000
                                                                  -------------
TOTAL INVESTMENTS (Cost $132,893,479*) ................  101.0%     163,652,174
OTHER ASSETS AND LIABILITIES (NET) ....................   (1.0)      (1,603,699)
                                                          ----    -------------
NET ASSETS ............................................  100.0%    $162,048,475
                                                         =====     ============
--------------

 * Aggregate cost for federal tax purposes.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

------------------------------------------------------------------------------
    GLOSSARY OF TERMS
ADR    --American Depositary Receipt
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH FUND
JUNE 30, 1999 (UNAUDITED)

   SHARES                                                             VALUE
   ------                                                             -----
COMMON STOCKS - 99.6%
    COMPUTER SOFTWARE/SERVICES - 20.4%
    117,740  Amazon.com, Inc.+ ..................................  $ 14,732,218
     20,951  America Online, Inc.+ ..............................     2,315,086
     24,040  CIBER, Inc.+ .......................................       459,765
     37,245  DoubleClick, Inc.+ .................................     3,417,229
     34,275  eBay, Inc.+ ........................................     5,175,525
      7,900  Exodus Communications, Inc.+ .......................       947,506
     18,940  Inktomi Corporation+ ...............................     2,472,854
     55,545  Microsoft Corporation+ .............................     5,009,465
     44,080  PSINet, Inc.+ ......................................     1,928,500
     25,050  Tecnost Spa ........................................        63,751
     35,420  Verio, Inc.+ .......................................     2,461,690
     36,640  VeriSign, Inc.+ ....................................     3,160,200
     25,600  Yahoo, Inc.+ .......................................     4,409,600
                                                                   ------------
                                                                     46,553,389
                                                                   ------------
    MEDIA - 16.1%
      4,190  Adelphia Communications Corporation+ ...............       266,589
    369,164  AT&T Corporation - Liberty Media Group, Class A+ ...    13,566,777
     43,040  Cablevision Systems Corporation, Class A+ ..........     3,012,800
     73,633  Outdoor Systems, Inc.+ .............................     2,687,604
     38,930  Penton Media, Inc. .................................       944,052
     14,730  TCI Music, Inc., Class A+ ..........................       521,074
    127,436  Time Warner, Inc. ..................................     9,366,546
     60,390  United International Holdings, Inc., Class A+ ......     4,083,874
     50,620  Viacom, Inc., Class B (Non-Voting)+ ................     2,227,280
                                                                   ------------
                                                                     36,676,596
                                                                   ------------
    ELECTRONICS/SEMICONDUCTORS - 12.5%
     57,915  Conexant Systems, Inc.+ ............................     3,362,690
     23,265  Maxim Integrated Products, Inc.+ ...................     1,547,122
    179,590  Nokia Corporation, Class A, Sponsored ADR .             16,443,709
     31,565  Texas Instruments, Inc. ............................     4,576,925
     37,320  Vitesse Semiconductor Corporation+ .................     2,516,768
                                                                   ------------
                                                                     28,447,214
                                                                   ------------
    UTILITIES/TELECOMMUNICATIONS - 10.5%
     24,624  At Home Corporation+ ...............................     1,328,157
    213,535  Comcast Corporation, Special Class A ...............     8,207,752
     64,000  Cox Communications, Inc., Class A+ .................     2,356,000
     87,510  Level 3 Communications, Inc.+ ......................     5,256,069
     27,860  NEXTLINK Communications, Inc.+ .....................     2,072,088
     23,255  NTL, Inc.+ .........................................     2,004,290
     46,490  Sprint Corporation, PCS Group+ .....................     2,655,741
                                                                   ------------
                                                                     23,880,097
                                                                   ------------
    COMPUTER SYSTEMS - 8.9%
     48,060  Apple Computer, Inc.+ ..............................     2,225,779
     51,540  ASM Lithography Holding NV+ ........................     3,060,188
    156,100  Cisco Systems, Inc.+ ...............................    10,068,450
     41,665  EMC Corporation+ ...................................     2,291,575
     36,175  Sun Microsystems, Inc.+ ............................     2,491,553
                                                                   ------------
                                                                     20,137,545
                                                                   ------------
    HEALTH CARE PRODUCTS - 8.4%
     28,795  Boston Scientific Corporation+ .....................     1,265,180
     47,580  Centocor, Inc.+ ....................................     2,218,417
     32,635  Eli Lilly and Company ..............................     2,337,482
     28,650  Guidant Corporation+ ...............................     1,473,684
    110,682  Medtronic, Inc. ....................................     8,619,361
     42,610  MiniMed, Inc.+ .....................................     3,278,307
                                                                   ------------
                                                                     19,192,431
                                                                   ------------
    CAPITAL GOODS - 7.3%
     45,010  Applied Materials, Inc.+ ...........................     3,325,114
     44,410  Federal-Mogul Corporation ..........................     2,309,320
     15,350  Mannesmann AG ......................................     2,288,557
     92,683  Tyco International, Ltd. ...........................     8,781,714
                                                                   ------------
                                                                     16,704,705
                                                                   ------------
    OIL & GAS - 4.4%
    121,495  Enron Corporation ..................................     9,932,216
                                                                   ------------
    BANKS/SAVINGS & LOANS - 3.1%
     31,990  Fifth Third Bancorp ................................     2,129,334
    147,509  Firstar Corporation ................................     4,130,252
     20,940  Telebanc Financial Corporation+ ....................       811,425
                                                                   ------------
                                                                      7,071,011
                                                                   ------------
    FINANCIAL SERVICES - 2.2%
     18,220  American Express Company ...........................     2,370,878
     29,595  E*TRADE Group, Inc.+ ...............................     1,181,950
     56,350  TD Waterhouse Group, Inc.+ .........................     1,412,272
                                                                   ------------
                                                                      4,965,100
                                                                   ------------
    BUSINESS SERVICES - 1.9%
     42,622  Lamar Advertising Company+ .........................     1,744,838
     44,760  Sapient Corporation+ ...............................     2,534,535
                                                                   ------------
                                                                      4,279,373
                                                                   ------------
    RETAIL SALES - 1.8%
     26,530  Costco Companies, Inc.+ ............................     2,124,058
     65,922  Staples, Inc.+ .....................................     2,039,462
                                                                   ------------
                                                                      4,163,520
                                                                   ------------
    TECHNOLOGY - 1.1%
     70,390  Pittway Corporation, Class A .......................     2,406,458
                                                                   ------------
    INSURANCE - 1.0%
     15,875  Progressive Corporation ............................     2,301,875
                                                                   ------------
             Total Common Stocks (Cost $162,386,704) ............   226,711,530
                                                                   ------------
COMMERCIAL PAPER - 0.6%
  (Cost $1,400,000)
  1,400,000  Household Finance Corporation,
               5.450% due 07/01/1999++ ..........................     1,400,000
                                                                   ------------
CORPORATE BONDS - 0.6%
  1,616,000  Amazon.com, Inc., Step coupon,
               Sr. Disc. Note,
               Zero coupon to 05/01/2003;
               10.000% due 05/01/2008 ...........................     1,062,520
    314,650  Tecnost International NV, Company Guaranty,
               4.487% due 06/23/2004+++ .........................       329,030
                                                                   ------------
             Total Corporate Bonds (Cost $1,377,850) ............     1,391,550
                                                                   ------------
TOTAL INVESTMENTS (Cost $165,164,554*) .................  100.8%    229,503,080
OTHER ASSETS AND LIABILITIES (NET) .....................   (0.8)     (1,751,178)
                                                           ----    ------------
NET ASSETS .............................................  100.0%   $227,751,902
                                                          =====    ============
--------------
  * Aggregate cost for federal tax purposes.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.
+++ Floating rate security whose interest rate is reset periodically based on an index.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                    CONTRACTS TO RECEIVE                            NET
                -----------------------------                    UNREALIZED
  EXPIRATION         LOCAL         VALUE IN     IN EXCHANGE    (DEPRECIATION)
     DATE           CURRENCY        U.S. $      FOR U.S. $      OF CONTRACTS
--------------  ----------------  -----------  -------------  ----------------
  07/22/1999    EMU    1,950,000   2,012,407     2,151,361        $ (138,954)
  08/12/1999    EMU    2,650,000   2,739,365     2,854,727          (115,362)
                                                                  ----------
                                                                  $ (254,316)
                                                                  ----------

U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                    CONTRACTS TO DELIVE                            NET
                -----------------------------                    UNREALIZED
  EXPIRATION         LOCAL         VALUE IN     IN EXCHANGE     APPRECIATION
     DATE           CURRENCY        U.S. $      FOR U.S. $      OF CONTRACTS
--------------  ----------------  -----------  -------------  ----------------
  07/22/1999    EMU    7,850,000   8,101,230     9,107,580        $1,006,350
  08/12/1999    EMU    7,050,000   7,287,743     7,725,972           438,229
                                                                  ----------
                                                                  $1,444,579
                                                                  ----------
Net Unrealized Appreciation of Forward Foreign
  Currency Contracts .......................................      $1,190,263
                                                                  ==========
-----------------------------------------------------------------------------
    GLOSSARY OF TERMS
ADR    --American Depositary Receipt
EMU    --European Monetary Unit
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
BOND & STOCK FUND
JUNE 30, 1999 (UNAUDITED)
   SHARES                                                             VALUE
   ------                                                             -----
COMMON STOCKS - 35.8%
    BANKS/SAVINGS & LOANS - 4.0%
        400  Chase Manhattan Corporation ..........................   $  34,650
      1,650  Citigroup, Inc. ......................................      78,375
      1,900  Mellon Bank Corporation ..............................      69,113
      2,000  U.S. Bancorp .........................................      68,000
      1,500  Wells Fargo & Company ................................      64,125
                                                                     ----------
                                                                        314,263
                                                                     ----------
    CONSUMER STAPLES - 3.0%
        800  Alberto-Culver Company, Class B ......................      18,250
        641  Albertson's, Inc.  ...................................      33,052
        600  Libbey, Inc. .........................................      17,400
      1,400  PepsiCo, Inc. ........................................      54,163
        950  Philip Morris Companies, Inc. ........................      38,178
        950  Ralston-Ralston Purina Company .......................      28,915
        950  Sara Lee Corporation .................................      21,553
        900  Supervalu, Inc. ......................................      23,119
                                                                     ----------
                                                                        234,630
                                                                     ----------
    BASIC INDUSTRY - 2.8%
      1,200  Crompton & Knowles Corporation .......................      23,475
      2,450  Fort James Corporation ...............................      92,794
        600  Nalco Chemical Company ...............................      31,125
        400  Rayonier, Inc. .......................................      19,925
        700  Sonoco Products Company ..............................      20,956
        600  Waste Management, Inc. ...............................      32,250
                                                                     ----------
                                                                        220,525
                                                                     ----------
    COMPUTER SOFTWARE/SERVICES - 2.7%
        700  Adobe Systems, Inc. ..................................      57,509
      2,750  Autodesk, Inc. .......................................      81,297
      1,375  Computer Associates International, Inc. ..............      75,625
                                                                     ----------
                                                                        214,431
                                                                     ----------
    FINANCIAL SERVICES - 2.7%
        850  Federal National Mortgage Association ................      58,119
        575  Finova Group Inc. ....................................      30,259
      1,100  MGIC Investment Corporation ..........................      53,488
        600  Price (T. Rowe) Associates, Inc. .....................      23,025
        500  Providian Financial Corporation  .....................      46,750
                                                                     ----------
                                                                        211,641
                                                                     ----------
    CONSUMER DURABLES - 2.6%
        950  Federal-Mogul Corporation ............................      49,400
      3,200  Mattel, Inc. .........................................      84,600
      1,435  U.S. Industries Inc. .................................      24,395
        900  USG Corporation ......................................      50,400
                                                                     ----------
                                                                        208,795
                                                                     ----------
    HEALTH CARE PRODUCTS - 2.3%
        500  Abbott Laboratories ..................................      22,750
        350  Baxter International, Inc. ...........................      21,219
      1,250  Becton Dickinson & Company ...........................      37,500
        500  DENTSPLY International, Inc. .........................      14,000
        400  Johnson & Johnson ....................................      39,200
      1,900  Mylan Laboratories Inc. ..............................      50,350
                                                                     ----------
                                                                        185,019
                                                                     ----------
    RETAIL SALES - 2.1%
      1,250  Dillards, Inc., Class A ..............................      43,906
      1,650  Limited, Inc. ........................................      74,869
        525  May Department Stores Company ........................      21,459
        525  Ross Stores, Inc. ....................................      26,447
                                                                     ----------
                                                                        166,681
                                                                     ----------
    OIL & GAS - 1.9%
        800  Ashland, Inc. ........................................      32,100
      2,100  Repsol, Sponsored ADR ................................      42,656
      1,125  Tosco Corporation  ...................................      29,180
      2,100  Valero Energy Corporation ............................      45,019
                                                                     ----------
                                                                        148,955
                                                                     ----------
    HEALTH CARE SERVICES - 1.9%
        350  Aetna, Inc. ..........................................      31,303
      2,400  Columbia/HCA Healthcare Corporation ..................      54,750
        850  HEALTHSOUTH Corporation+ .............................      12,697
         79  LifePoint Hospitals, Inc.+ ...........................       1,061
        635  PacifiCare Health Systems, Inc., Class B+ ............      45,680
         79  Triad Hospitals, Inc.+ ...............................       1,066
                                                                     ----------
                                                                        146,557
                                                                     ----------
    CONSUMER CYCLICALS - 1.6%
      1,300  Liz Claiborne, Inc. ..................................      47,450
        300  Sony Corporation, Sponsored ADR ......................      33,113
      1,700  The Warnaco Group, Inc. ..............................      45,475
                                                                     ----------
                                                                        126,038
                                                                     ----------
    COMPUTER SYSTEMS - 1.3%
      1,125  Compaq Computer Corporation ..........................      26,648
      1,500  Diebold, Inc. ........................................      43,125
        350  Hewlett-Packard Company ..............................      35,175
                                                                     ----------
                                                                        104,948
                                                                     ----------
    UTILITIES/TELECOMMUNICATIONS - 1.2%
        420  Alltel Corporation ...................................      30,030
        525  SBC Communications, Inc. .............................      30,450
        600  Sprint Corporation ...................................      31,687
                                                                     ----------
                                                                         92,167
                                                                     ----------
    CAPITAL GOODS - 1.1%
        125  AlliedSignal Inc. ....................................       7,875
        800  Crane Company ........................................      25,150
        350  Grainger (W.W.) Inc. .................................      18,834
        570  Xerox Corporation ....................................      33,666
                                                                     ----------
                                                                         85,525
                                                                     ----------
    AEROSPACE/DEFENSE - 1.1%
        450  Boeing Company .......................................      19,884
        700  Raytheon Company, Class B ............................      49,262
        223  United Technologies Corporation ......................      16,001
                                                                     ----------
                                                                         85,147
                                                                     ----------
    MEDIA - 1.1%
      2,500  Sinclair Broadcast Group, Inc. .......................      40,937
      1,000  Viacom, Inc., Class A+ ...............................      44,125
                                                                     ----------
                                                                         85,062
                                                                     ----------
    REAL ESTATE INVESTMENT TRUSTS - 0.9%
        300  Arden Realty, Inc. ...................................       7,388
        272  Burnham Pacific Properties, Inc. .....................       3,349
        200  Essex Property Trust, Inc. ...........................       7,075
        250  Franchise Finance Corporation of America .............       5,500
        200  Health Care Property Investors, Inc. .................       5,775
        800  Hospitality Properties Trust .........................      21,700
        700  Prison Realty Trust Inc. .............................       6,869
        250  Shurgard Storage Centers, Inc. .......................       6,781
        450  Taubman Centers, Inc. ................................       5,934
                                                                     ----------
                                                                         70,371
                                                                     ----------
    INSURANCE - 0.7%
      1,758  Conseco, Inc. ........................................      53,509
                                                                     ----------
    ELECTRICAL EQUIPMENT - 0.4%
        120  Emerson Electric Company .............................       7,545
        700  Tektronix, Inc. ......................................      21,131
                                                                     ----------
                                                                         28,676
                                                                     ----------
    ELECTRONICS/SEMICONDUCTORS - 0.3%
        350  Intel Corporation ....................................      20,825
                                                                     ----------
    LODGING & RESTAURANTS - 0.1%
         55  Interstate Hotels Corporation+ .......................         227
      1,663  Wyndham International, Inc., Class A+ ................       7,483
                                                                     ----------
                                                                          7,710
                                                                     ----------
             Total Common Stocks (Cost $2,597,978) ................   2,811,475
                                                                     ----------
CONVERTIBLE PREFERRED STOCKS - 2.4%
        750  Cendant Corporation, Series CD, Conv. Pfd.,
               1.300% due 02/16/2001 ..............................      21,844
        175  Estee Lauder Trust II, Conv. Pfd.,
               6.250% due 02/23/2002 ..............................      16,494
        800  Loral Space & Communications, Ltd., Series C,
               Conv. Pfd.,
               6.000% due 11/01/2006++ ............................      40,600
        300  Qwest Trends Trust, Conv. Pfd.,
               5.750% due 11/17/2003++ ............................      17,175
        175  TCI Pacific Communications, Inc., Conv. Pfd.,
               5.000% due 07/31/2006 ..............................      59,791
         35  Winstar Communications, Inc., Conv. Pfd.,
               7.250% due 06/22/2002++ ............................      34,300
                                                                     ----------
             Total Convertible Preferred Stocks
               (Cost $180,704) ....................................     190,204
                                                                     ----------
    PRINCIPAL
     AMOUNT
    ---------

FIXED INCOME SECURITIES - 30.4%
U.S. TREASURY OBLIGATIONS - 17.5%
    U.S. TREASURY NOTES - 12.6%
$   300,000  5.875% due 11/30/2001  ...............................     301,875
    380,000  6.500% due 05/15/2005 ................................     391,756
    300,000  5.625% due 05/15/2008 ................................     293,906
                                                                     ----------
             Total U.S. Treasury Notes
               (Cost $991,705) ....................................     987,537
                                                                     ----------
    U.S. TREASURY BOND - 4.9%
      (Cost $397,625)
    300,000  9.000% due 11/15/2018 ................................     389,250
                                                                     ----------
             Total U.S. Treasury Obligations
               (Cost $1,389,330) ..................................   1,376,787
                                                                     ----------
CORPORATE BONDS AND NOTES - 7.2%
    100,000  Aetna Services, Inc., Company Guaranty,
               7.125% due 08/15/2006 ..............................     100,066
     40,000  Cendant Corporation, Note,
               7.750% due 12/01/2003 ..............................      40,438
     50,000  CNA Financial Corporation, Note,
               6.600% due 12/15/2008 ..............................      47,789
    100,000  Merrill Lynch & Company Inc., Note,
               6.000% due 02/17/2009 ..............................      92,362
    100,000  Philip Morris Companies, Inc., Note,
               7.500% due 01/15/2002 ..............................     102,125
    100,000  Raytheon Company, Note,
               6.150% due 11/01/2008 ..............................      94,234
    100,000  Texas-New Mexico Power Company, Sr. Note,
               6.250% due 01/15/2009 ..............................      88,288
                                                                     ----------
             Total Corporate Bonds and Notes
               (Cost $596,930) ....................................     565,302
                                                                     ----------
CONVERTIBLE BONDS - 4.1%
     30,000  At Home Corporation,
               0.525% due 12/28/2018++ ............................      23,250
  1,000,000  Network Associates Inc.,
               Zero coupon due 02/13/2018++ .......................     296,250
                                                                     ----------
             Total Convertible Bonds (Cost $316,931) ..............     319,500
                                                                     ----------
COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 1.6%
  (Cost $130,848)
    130,000  Federal Home Loan Mortgage Corporation, Series 1638-K,
               6.500% due 03/15/2023 ..............................     126,613
                                                                     ----------
             Total Fixed Income Securities
               (Cost $2,434,039) ..................................   2,388,202
                                                                     ----------
REPURCHASE AGREEMENT - 34.5%
  (Cost $2,716,000)
  2,716,000  Agreement with Credit Suisse First Boston Corporation,
               4.750% dated 06/30/1999, to be repurchased at
               $2,716,358 on 07/01/1999, collateralized by
               $2,706,794 U.S. Treasury Note, 5.375% due 01/31/2000
               (Market Value $2,771,308) ..........................   2,716,000
                                                                     ----------
TOTAL INVESTMENTS (Cost $7,928,721*) .....................  103.1%    8,105,881
OTHER ASSETS AND LIABILITIES (NET) .......................   (3.1)     (244,918)
                                                             ----    ----------
NET ASSETS ...............................................  100.0%   $7,860,963
                                                            =====    ==========
--------------

 * Aggregate cost for tax purposes.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

------------------------------------------------------------------------------
    GLOSSARY OF TERMS
ADR    --American Depositary Receipt
------------------------------------------------------------------------------

                      See Notes to Finanacial Statements.

PORTFOLIO of INVESTMENTS
NORTHWEST FUND
JUNE 30, 1999 (UNAUDITED)

    SHARES                                                            VALUE
    ------                                                            -----
COMMON STOCKS - 92.1%
    COMPUTER SOFTWARE/SERVICES - 14.3%
      1,625  Adobe Systems, Inc. .................................  $  133,504
      2,500  ARIS Corporation+ ...................................      20,781
        785  Asymetrix Learning Systems, Inc.+ ...................       3,238
      1,350  Check Point Software Technologies, Ltd.+ ............      72,394
      7,685  Mentor Graphics Corporation+ ........................      98,464
      2,225  Microsoft Corporation+ ..............................     200,667
      5,615  Orcad, Inc.+ ........................................      71,240
      3,200  Summit Design, Inc.+ ................................       9,600
      4,145  Visio Corporation+ ..................................     157,769
      4,375  Wall Data, Inc.+ ....................................      41,836
                                                                    ----------
                                                                       809,493
                                                                    ----------
    HEALTH CARE PRODUCTS - 10.1%
      7,100  Corixa Corporation+ .................................     126,469
      3,780  ICOS Corporation+ ...................................     154,271
      1,250  Immunex Corporation+ ................................     159,297
      6,600  NeoRx Corporation+ ..................................      10,106
      7,000  SonoSite, Inc.+ .....................................     119,000
                                                                    ----------
                                                                       569,143
                                                                    ----------
    COMPUTER SYSTEMS - 8.3%
      4,005  Apex Inc.+ ..........................................      82,102
      9,915  In Focus Systems, Inc.+ .............................     148,725
      3,560  RadiSys Corporation+ ................................     138,395
      5,810  Sequent Computer Systems, Inc.+ .....................     103,128
                                                                    ----------
                                                                       472,350
                                                                    ----------
    ELECTRICAL EQUIPMENT - 8.3%
      2,150  Electro Scientific Industries, Inc.+ ................      89,830
      9,675  FEI Company+ ........................................      79,819
      3,660  Flir Systems, Inc.+ .................................      55,357
      3,665  Microvision, Inc.+ ..................................      82,921
      5,400  Tektronix, Inc. .....................................     163,013
                                                                    ----------
                                                                       470,940
                                                                    ----------
    ELECTRONICS/SEMICONDUCTORS - 6.8%
      1,870  Credence Systems Corporation+ .......................      69,424
        815  Intel Corporation ...................................      48,492
      1,825  Lattice Semiconductor Corporation+ ..................     113,606
      1,515  Micrion Corporation+ ................................      17,043
      2,035  Micron Technology, Inc.+ ............................      82,036
        940  TriQuint Semiconductor, Inc.+ .......................      53,404
                                                                    ----------
                                                                       384,005
                                                                    ----------
    BASIC INDUSTRY - 6.3%
        650  Boise Cascade Corporation ...........................      27,869
      3,195  Oregon Steel Mills, Inc. ............................      42,533
      6,385  Schnitzer Steel Industries, Inc., Class A ...........     143,263
      1,065  Weyerhaeuser Company ................................      73,219
      1,550  Willamette Industries, Inc. .........................      71,397
                                                                    ----------
                                                                       358,281
                                                                    ----------
    BANK/SAVINGS & LOANS - 4.7%
      2,175  First Washington Bancorp, Inc. ......................      43,636
      1,320  Interwest Bancorp, Inc. .............................      33,000
      1,190  KeyCorp .............................................      38,229
      2,050  Sterling Financial Corporation+ .....................      28,316
      2,035  US Bancorp ..........................................      69,190
      2,477  Washington Federal, Inc. ............................      55,578
                                                                    ----------
                                                                       267,949
                                                                    ----------
    CONSUMER CYCLICALS - 4.6%
      9,635  Building Materials Holding Corporation+ .............     110,802
      2,050  Columbia Sportswear Company+ ........................      31,519
      1,600  Cutter & Buck, Inc.+ ................................      27,000
      5,930  K2, Inc. ............................................      52,999
        595  Nike, Inc., Class B .................................      37,671
                                                                    ----------
                                                                       259,991
                                                                    ----------
    TRANSPORTATION - 4.4%
      2,475  Airborne Freight Corporation ........................      68,527
      1,635  Alaska Air Group, Inc.+ .............................      68,261
      4,170  Expeditors International of Washington, Inc. ........     113,633
                                                                    ----------
                                                                       250,421
                                                                    ----------
    AEROSPACE/DEFENSE - 3.1%
      2,685  Boeing Company ......................................     118,643
      1,325  Precision Castparts Corporation .....................      56,313
                                                                    ----------
                                                                       174,956
                                                                    ----------
    CONSUMER STAPLES - 2.9%
      1,540  Albertson's, Inc. ...................................      79,406
      3,106  Kroger Company ......................................      86,774
                                                                    ----------
                                                                       166,180
                                                                    ----------
    INSURANCE - 2.8%
      2,250  SAFECO Corporation ..................................      99,281
      2,050  StanCorp Financial Group, Inc.+ .....................      61,500
                                                                    ----------
                                                                       160,781
                                                                    ----------
    LODGING & RESTAURANTS - 2.8%
      8,185  Cavanaugh's Hospitality Corporation+ ................      69,061
      2,355  Starbucks Corporation+ ..............................      88,460
                                                                    ----------
                                                                       157,521
                                                                    ----------
    UTILITIES/TELECOMMUNICATIONS - 2.3%
      2,515  General Communication, Inc., Class A+ ...............      17,094
        135  GST Telecommunications, Inc.+ .......................       1,780
      7,920  Metro One Telecommunications, Inc.+ .................     108,900
                                                                    ----------
                                                                       127,774
                                                                    ----------
    CONSUMER DURABLES - 2.2%
      2,917  Monaco Coach Corporation+ ...........................     123,426
                                                                    ----------
    CAPITAL GOODS - 2.1%
      6,340  Greenbrier Companies, Inc. ..........................      66,570
        975  PACCAR, Inc. ........................................      52,041
                                                                    ----------
                                                                       118,611
                                                                    ----------
    RETAIL SALES - 2.1%
      1,190  Costco Companies, Inc.+ .............................      95,274
      2,280  Multiple Zones International, Inc.+ .................      16,957
        170  Nordstrom, Inc. .....................................       5,695
                                                                    ----------
                                                                       117,926
                                                                    ----------
    REAL ESTATE INVESTMENT TRUSTS - 2.0%
      3,330  Pacific Gulf Properties, Inc. .......................      75,341
      1,420  Shurgard Storage Centers, Inc., Class A .............      38,517
                                                                    ----------
                                                                       113,858
                                                                    ----------
    HEALTH CARE SERVICES - 1.5%
      3,315  Foundation Health Systems, Inc., Class A+ ...........      49,725
        515  PacifiCare Health Systems, Inc., Class B+ ...........      37,048
                                                                    ----------
                                                                        86,773
                                                                    ----------
    BUSINESS SERVICES - 0.5%
      3,305  Barrett Business Services, Inc.+ ....................      28,093
                                                                    ----------
             Total Common Stocks (Cost $4,094,164) ...............   5,218,472
                                                                    ----------
    PRINCIPAL
     AMOUNT                                                            VALUE
    ---------                                                          -----
REPURCHASE AGREEMENT - 9.9%
  (Cost $561,000)
   $561,000  Agreement with Credit Suisse First Boston
               Corporation, 4.750% dated 06/30/1999, to
               be repurchased at $561,074 on 07/01/1999,
               collateralized by $559,098 U.S. Treasury
               Note, 5.375% due 01/31/2000
               (Market Value $572,424) ...........................  $  561,000
                                                                    ----------
TOTAL INVESTMENTS (Cost $4,655,164*) ....................  102.0%    5,779,472
OTHER ASSETS AND LIABILITIES (NET) ......................   (2.0)     (113,241)
                                                            ----    ----------
NET ASSETS ..............................................  100.0%   $5,666,231
                                                           =====    ==========
--------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
EMERGING GROWTH FUND
JUNE 30, 1999 (UNAUDITED)

     SHARES                                                             VALUE
     ------                                                             -----

COMMON STOCKS - 99.1%
    COMPUTER SOFTWARE/SERVICES - 25.8%
     75,250  ARIS Corporation+ ...................................   $  625,516
    136,412  Asymetrix Learning Systems, Inc.+ ...................      562,699
     24,600  AVT Corporation+ ....................................      931,725
     23,350  AXENT Technologies, Inc.+ ...........................      259,769
     14,450  BARRA, Inc.+ ........................................      364,863
     86,753  Carreker-Antinori, Inc.+ ............................      759,089
     17,500  Check Point Software Technologies, Ltd.+ ............      938,438
     67,511  Harbinger Corporation+ ..............................      843,888
     21,900  HNC Software Inc.+ ..................................      674,794
     56,548  Made2Manage Systems, Inc.+ ..........................      455,918
     27,200  Onyx Software Corporation+ ..........................      588,200
     19,950  Sterling Commerce, Inc.+ ............................      728,175
     24,860  Visio Corporation+ ..................................      946,234
     34,875  Wall Data, Inc.+ ....................................      333,492
                                                                    -----------
                                                                      9,012,800
                                                                    -----------
    HEALTH CARE PRODUCTS - 16.6%
     48,650  Corixa Corporation+ .................................      866,578
     48,200  ESC Medical Systems, Ltd.+ ..........................      307,275
     10,500  GelTex Pharmaceuticals, Inc.+ .......................      189,000
     22,180  ICOS Corporation+ ...................................      905,221
     36,700  Incyte Pharmaceuticals, Inc.+ .......................      970,256
     50,075  NeoRx Corporation+ ..................................       76,677
     26,250  Pharmacyclics, Inc.+ ................................      735,000
     40,637  Shire Pharmaceuticals Group, ADR+ ...................    1,056,562
     39,409  SonoSite, Inc.+ .....................................      669,953
                                                                    -----------
                                                                      5,776,522
                                                                    -----------
    ELECTRONICS/SEMICONDUTORS - 7.9%
     28,505  ATMI, Inc.+ .........................................      848,024
     20,820  Credence Systems Corporation+ .......................      772,943
     11,625  Lattice Semiconductor Corporation+ ..................      723,656
      7,440  TriQuint Semiconductor, Inc.+ .......................      422,685
                                                                    -----------
                                                                      2,767,308
                                                                    -----------
    FINANCIAL SERVICES - 7.5%
     39,308  American Capital Strategies, Ltd. ...................      717,371
     22,034  Hambrecht & Quist Group+ ............................      818,012
     15,295  HealthCare Financial Partners, Inc.+ ................      523,854
     12,125  Profit Recovery Group International, Inc.+ ..........      573,664
                                                                    -----------
                                                                      2,632,901
                                                                    -----------
    COMPUTER SYSTEMS - 7.4%
     52,000  Apex Inc.+ ..........................................    1,066,000
     43,882  In Focus Systems, Inc.+ .............................      658,230
     22,134  RadiSys Corporation+ ................................      860,459
                                                                    -----------
                                                                      2,584,689
                                                                    -----------
    CONSUMER CYCLICALS - 7.2%
     44,069  Building Materials Holding Corporation+ .............      506,794
     26,100  Cutter & Buck, Inc.+ ................................      440,437
     31,600  J. Jill Group Inc.+ .................................      462,150
     45,035  K2, Inc. ............................................      402,500
     22,651  Nortek, Inc.+ .......................................      709,259
                                                                    -----------
                                                                      2,521,140
                                                                    -----------
    UTILITIES/TELECOMMUNICATIONS - 5.3%
     11,200  Gilat Satellite Networks, Ltd.+ .....................      588,000
     38,400  Metro One Telecommunications, Inc.+ .................      528,000
     12,109  Teligent, Inc.+ .....................................      724,270
                                                                    -----------
                                                                      1,840,270
                                                                    -----------
    ELECTRICAL EQUIPMENT - 4.6%
      9,315  Electro Scientific Industries, Inc.+ ................      389,192
     61,020  FEI Company+ ........................................      503,415
     31,265  Microvision, Inc.+ ..................................      707,371
                                                                    -----------
                                                                      1,599,978
                                                                    -----------
    BUSINESS SERVICES - 4.1%
     27,200  Cognizant Technology Solutions
               Corporation+ ......................................      708,900
     66,677  First Consulting Group, Inc.+ .......................      708,443
                                                                    -----------
                                                                      1,417,343
                                                                    -----------
    TRANSPORTATION - 3.7%
     19,156  Airborne Freight Corporation ........................      530,382
     27,614  Expeditors International of Washington, Inc. ........      752,482
                                                                    -----------
                                                                      1,282,864
                                                                    -----------
    CONSUMER STAPLES - 2.3%
     13,000  Beringer Wine Estates Holding, Inc.,
               Class B+ ..........................................      543,156
      6,218  U.S. Foodservice+ ...................................      265,042
                                                                    -----------
                                                                        808,198
                                                                    -----------
    OIL & GAS - 1.9%
     19,964  Hanover Compressor Company+ .........................      641,343
                                                                    -----------
    CONSUMER DURABLES - 1.8%
     14,900  Monaco Coach Corporation ............................      630,456
                                                                    -----------
    MEDIA - 1.4%
     38,650  Bowne & Company, Inc. ...............................      502,450
                                                                    -----------
    LODGING & RESTAURANTS - 1.2%
     50,951  Cavanaugh's Hospitality Corporation+ ................      429,899
                                                                    -----------
    INSURANCE - 0.4%
      3,940  Protective Life Corporation .........................      130,020
                                                                    -----------
             Total Common Stocks (Cost $29,864,574) ..............   34,578,181
                                                                    -----------
  PRINCIPAL
   AMOUNT                                                             VALUE
  ---------                                                           -----
REPURCHASE AGREEMENT - 1.3%
  (Cost $452,000)
   $452,000  Agreement with Credit Suisse First Boston
               Corporation, 4.750% dated 06/30/1999 to be
               repurchased at $452,060 07/01/1999,
               collateralized by $450,468 U.S. Treasury
               Note, 5.375% due 01/31/2000
               (Market Value $461,204) ...........................   $  452,000
                                                                    -----------
TOTAL INVESTMENTS (Cost $30,316,574*) ...................  100.4%    35,030,181
OTHER ASSETS AND LIABILITIES (NET) ......................   (0.4)      (141,949)
                                                            ----    -----------
NET ASSETS ..............................................  100.0%   $34,888,232
                                                           =====    ===========
--------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.

------------------------------------------------------------------------------
    GLOSSARY OF TERMS
ADR    --American Depositary Receipt
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INTERNATIONAL GROWTH FUND
JUNE 30, 1999 (UNAUDITED)

      SHARES                                                            VALUE
      ------                                                            -----
COMMON STOCKS - 70.9%
    JAPAN - 20.5%
      9,700  Advantest Corporation ..............................  $ 1,066,639
     90,000  Hitachi Ltd. .......................................      844,564
     19,000  Hoya Corporation ...................................    1,072,923
         30  NTT Mobile Communications Network,
               Inc.++ ...........................................      406,780
        120  NTT Mobile Communications Network, Inc., New+ ......    1,607,276
     15,000  Orix Corporation ...................................    1,339,396
      2,910  Shohkoh Fund & Company, Ltd. .......................    2,088,367
      8,200  Sony Corporation ...................................      884,746
     47,000  Sumitomo Rubber Industries, Ltd. ...................      332,633
      7,000  Tokyo Electron Ltd. ................................      475,155
    168,000  Toshiba Corporation ................................    1,198,710
                                                                   -----------
                                                                    11,317,189
                                                                   -----------
    UNITED KINGDOM - 7.8%
     14,800  AstraZeneca Group Plc ..............................      572,482
     20,700  Barclays Plc .......................................      602,320
     35,200  British Energy Plc .................................      299,614
    195,000  British Steel Plc ..................................      504,853
     57,800  FKI Plc ............................................      178,570
     16,700  MEPC Plc ...........................................      136,223
     81,600  Orange Plc+ ........................................    1,196,185
      4,400  Perpetual Plc ......................................      241,355
     40,400  Prudential Corporation Plc .........................      594,776
                                                                   -----------
                                                                     4,326,378
                                                                   -----------
    GERMANY - 7.8%
     23,300  BHF-Bank AG ........................................      797,038
      9,500  Fresenius Medical Care AG ..........................      566,744
      1,152  KSB AG-VORZUG ......................................      160,834
      9,520  Mannesmann AG ......................................    1,419,352
     17,800  Siemens AG .........................................    1,371,849
        300  Telegate AG ........................................       10,200
                                                                   -----------
                                                                     4,326,017
                                                                   -----------
    NETHERLANDS - 4.1%
      3,400  IHC Caland NV ......................................      133,121
     50,000  Libertel NV+ .......................................      978,832
     27,746  Vedior NV+ .........................................      471,704
     25,311  Vendex NV ..........................................      675,451
                                                                   -----------
                                                                     2,259,108
                                                                   -----------
    FRANCE - 4.0%
     13,500  Lagardere S.C.A. ...................................      502,141
      3,900  PSA Peugeot Citroen ................................      614,810
     15,200  Rhone-Poulenc Rorer, Inc. ..........................      693,953
      2,200  Societe Generale, Class A ..........................      387,391
                                                                   -----------
                                                                     2,198,295
                                                                   -----------
    SWITZERLAND - 3.3%
         62  Roche Hodings AG Genuss ............................      636,940
      5,700  TAG Heuer International SA .........................      593,635
      1,900  UBS AG .............................................      566,763
                                                                   -----------
                                                                     1,797,338
                                                                   -----------
    ITALY - 3.3%
    160,000  Banca Nazionale del Lavoro+ ........................      502,811
    889,700  Seat-Pagine Gialle Spa+ ............................      756,279
  1,199,000  Unione Immobiliare Spa+ ............................      531,218
                                                                   -----------
                                                                     1,790,308
                                                                   -----------
    FINLAND - 3.2%
     28,300  Metra Oyj, Class B .................................      597,758
     44,600  Sonera Group Oyj+ ..................................      974,217
     21,000  Teleste Oyj+ .......................................      190,409
                                                                   -----------
                                                                     1,762,384
                                                                   -----------
    KOREA - 3.2%
      9,600  Hyundai Industrial Development & Construction
               Company ..........................................      134,359
     10,200  Korea Electric Power Corporation ...................      423,863
     14,000  Samsung Corporation ................................      328,985
      7,875  Samsung Electronics ................................      864,039
                                                                   -----------
                                                                     1,751,246
                                                                   -----------
    CANADA - 3.1%
     34,500  Research in Motion Ltd.+ ...........................      691,873
     61,600  Rogers Communications, Inc.+ .......................      988,694
      2,200  Versus Technologies Inc.+ ..........................       22,694
                                                                   -----------
                                                                     1,703,261
                                                                   -----------
    SWEDEN - 1.9%
      3,100  Biora AB, Sponsored ADR+ ...........................       26,544
     40,711  Electrolux AB, B Shares ............................      853,716
      9,200  Kinnevik AB, B Shares ..............................      173,416
                                                                   -----------
                                                                     1,053,676
                                                                   -----------
    ISRAEL - 1.5%
     18,200  Blue Square-Israel, Ltd., ADR ......................      288,925
     16,700  ECI Telecommunications, Ltd., ADR ..................      554,231
                                                                   -----------
                                                                       843,156
                                                                   -----------
    IRELAND - 1.4%
     39,400  Bank of Ireland ....................................      661,711
     27,400  Greencore Group Plc ................................       84,695
                                                                   -----------
                                                                       746,406
                                                                   -----------
    AUSTRALIA - 1.2%
     93,000  Australia & New Zealand Banking Group Ltd.                682,955
                                                                   -----------
    DENMARK - 1.2%
      9,900  Unidanmark A/S, Class A ............................      658,445
                                                                   -----------
    SPAIN - 1.0%
     51,600  Banco Santander Central Hispano, SA ................      536,977
                                                                   -----------
    TURKEY - 0.7%
  4,830,000  Eregli Demir ve Celik Fabrikalari AS ...............       67,511
  6,100,000  Haci Omer Sabanci Holding AS .......................      135,841
 13,500,000  Yapi ve Kredi Bankasi AS ...........................      195,091
                                                                   -----------
                                                                       398,443
                                                                   -----------
    GREECE - 0.7%
     37,000  Hellenic Telecommunications Organization SA
               (OTE), GDR .......................................      396,825
                                                                   -----------
    PORTUGAL - 0.7%
     12,483  Banco Mello, SA ....................................      127,847
     13,600  Banco Pinto & Sotto Mayor, SA ......................      241,300
                                                                   -----------
                                                                       369,147
                                                                   -----------
    THAILAND - 0.3%
    125,000  Siam Commercial Bank Public Company Ltd. ...........      177,966
                                                                   -----------
             Total Common Stocks (Cost $33,366,903) .............   39,095,520
                                                                   -----------
WARRANTS - 0.2%
  (Cost $0)
    125,000  Siam Commercial Bank Public Company Ltd.,
               Expires 04/30/2000+ ..............................       80,508
                                                                   -----------
RIGHTS - 0.0%#
     13,600  Portugal Telecom SA, Expires 07/30/1999+ ...........          140
      1,509  Hyundai Industrial Development & Construction,
               Expires 07/05/1999+ ..............................        8,605
                                                                   -----------
             Total Rights (Cost $0) .............................        8,745
                                                                   -----------
  PRINCIPAL
   AMOUNT
-----------
REPURCHASE AGREEMENT - 1.6%
  (Cost $877,000)
   $877,000  Agreement with Credit Suisse First Boston
               Corporation, 4.750% dated 06/30/1999, to be
               repurchased at $877,116 on 07/01/1999,
               collateralized by $874,027 U.S. Treasury
               Note, 5.375% due 01/31/2000
               (Market Value $894,859) ..........................      877,000
                                                                   -----------
TOTAL INVESTMENTS (Cost $34,243,903*) ...................   72.7%   40,061,773
OTHER ASSETS AND LIABILITIES (NET) ......................   27.3    15,080,479
                                                            ----   -----------
NET ASSETS ..............................................  100.0%  $55,142,252
                                                           =====   ===========
--------------

 * Aggregate cost for federal tax purposes.
 + Non-income producing security.
++ Security sold on when-issued basis (Note 2).
 # Amount represents less than 0.1% of net assets.

As of June 30, 1999 sector diversification was as follows:

                                                      % OF
             SECTOR DIVERSIFICATION                NET ASSETS        VALUE
                                                   ----------    ------------
COMMON STOCKS:
Financial Services .............................      18.1%      $  9,966,268
Telecommunications .............................      14.4          7,995,522
Producer Durables ..............................      10.7          5,894,326
Technology .....................................       8.7          4,778,092
Materials & Processing .........................       4.1          2,244,372
Health Care ....................................       3.3          1,802,710
Retail .........................................       2.8          1,558,011
Energy .........................................       1.6            856,598
Autos & Transportation .........................       1.1            614,810
Consumer Discretionary .........................       0.9            502,141
Consumer Staples ...............................       0.1             84,695
Other ..........................................       5.1          2,797,975
                                                      ----       ------------
TOTAL COMMON STOCKS ............................      70.9         39,095,520
WARRANTS .......................................       0.2             80,508
RIGHTS .........................................       0.0#             8,745
REPURCHASE AGREEMENT ...........................       1.6            877,000
                                                      ----       ------------
TOTAL INVESTMENTS ..............................      72.7         40,061,773
OTHER ASSETS AND LIABILITIES
  (NET) ........................................      27.3         15,080,479
                                                      ----       ------------
NET ASSETS .....................................     100.0%       $55,142,252
                                                     =====        ===========
--------------
# Amount represents less than 0.1% of net assets.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                    CONTRACTS TO DELIVER                         UNREALIZED
                -----------------------------                  APPRECIATION/
  EXPIRATION         LOCAL         VALUE IN     IN EXCHANGE    (DEPRECIATION)
     DATE           CURRENCY        U.S. $      FOR U.S. $      OF CONTRACTS
--------------  ----------------  -----------  -------------  ----------------
  07/01/1999    DKK    4,239,170      587,387      589,854          $ 2,467
  07/06/1999    GBP    2,687,495    4,236,278    4,231,896           (4,382)
  07/06/1999    SGD      572,816      336,702      336,338             (364)
  07/07/1999    GBP       89,748      141,470      141,537               67
                                                                    -------
Net Unrealized Depreciation of Forward Foreign
  Currency Contracts .......................................        $(2,212)
                                                                    =======
------------------------------------------------------------------------------
    GLOSSARY OF TERMS
ADR    --American Depositary Receipt
DKK    --Danish Krona
GBP    --Great Britain
         Pound Sterling
GDR    --Global Depositary Receipt
SGD    --Singapore Dollar
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

JUNE 30, 1999 (UNAUDITED)
STRATEGIC GROWTH PORTFOLIO

   SHARES                                                             VALUE
   ------                                                             -----
INVESTMENT COMPANY SECURITIES - 99.3%
   33,216  WM VT Emerging Growth Fund ...........................   $  399,916
  168,688  WM VT Growth Fund ....................................    4,377,461
  247,411  WM VT Growth & Income Fund ...........................    4,490,501
   55,693  WM High Yield Fund ...................................      509,593
   89,543  WM VT International Growth Fund ......................    1,130,030
  632,791  WM VT Money Market Fund ..............................      632,791
  101,758  WM VT Northwest Fund .................................    1,290,296
                                                                   -----------
TOTAL INVESTMENTS (Cost $11,846,932*) ...................   99.3%   12,830,588
OTHER ASSETS AND LIABILITIES (NET) ......................    0.7        84,736
                                                            ----   -----------
NET ASSETS ..............................................  100.0%  $12,915,324
                                                           =====   ===========
--------------
* Aggregate cost for federal tax purposes.

CONSERVATIVE GROWTH PORTFOLIO

    SHARES                                                            VALUE
    ------                                                            -----
INVESTMENT COMPANY SECURITIES - 97.8%
   287,997  WM VT Growth Fund ...................................  $  7,473,520
   556,250  WM VT Growth & Income Fund ..........................    10,095,935
    85,485  WM High Yield Fund ..................................       782,187
    27,226  WM VT Income Fund ...................................       262,462
   267,545  WM VT International Growth Fund .....................     3,376,419
 2,089,336  WM VT Money Market Fund .............................     2,089,336
    83,671  WM VT Northwest Fund ................................     1,060,950
   108,776  WM VT Short Term High Quality Bond Fund .............       262,150
   106,929  WM VT U.S. Government Securities Fund ...............     1,047,905
                                                                   ------------
            Total Investment Company Securities
              (Cost $25,194,690) ................................    26,450,864
                                                                   ------------

 PRINCIPAL
   AMOUNT
----------
REPURCHASE AGREEMENT - 0.7%
  (Cost $179,000)
  $179,000  Agreement with Boston Safe Deposit & Trust
              Company, 4.150% dated 06/30/1999, to be
              repurchased at $179,021 on 07/01/1999,
              collateralized by $189,591 Federal Home
              Loan Mortgage Corporation, 6.000% 12/01/2013
              (Market Value $185,874) ...........................       179,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $25,373,690*) ...................   98.5%    26,629,864
OTHER ASSETS AND LIABILITIES (NET) ......................    1.5        411,506
                                                            ----   ------------
NET ASSETS ..............................................  100.0%   $27,041,370
                                                           =====    ===========
--------------
* Aggregate cost for federal tax purposes.

BALANCED PORTFOLIO

    SHARES                                                             VALUE
    ------                                                             -----
INVESTMENT COMPANY SECURITIES - 99.5%
   261,051  WM VT Growth Fund ...................................  $ 6,774,267
   569,534  WM VT Growth & Income Fund ..........................   10,337,044
    77,704  WM High Yield Fund ..................................      710,991
   109,820  WM VT Income Fund ...................................    1,058,664
   331,449  WM VT International Growth Fund .....................    4,182,888
 2,191,095  WM VT Short Term High Quality Bond Fund .............    5,280,540
   717,880  WM VT U.S. Government Securities Fund ...............    7,035,223
                                                                   -----------
            Total Investment Company Securities
              (Cost $34,686,860) ................................   35,379,617
                                                                   -----------

 PRINCIPAL
  AMOUNT
----------
REPURCHASE AGREEMENT - 0.7%
  (Cost $235,000)
  $235,000  Agreement with Boston Safe Deposit & Trust Company,
              4.150% dated 06/30/1999, to be repurchased at
              $235,027 on 07/01/1999, collateralized by
              $248,905 Federal Home Loan Mortgage
              Corporation, 6.000% 12/01/2013
              (Market Value $244,024) ...........................      235,000
                                                                   -----------
TOTAL INVESTMENTS (Cost $34,921,860*) ..................  100.2%    35,614,617
OTHER ASSETS AND LIABILITIES (NET) .....................   (0.2)       (68,855)
                                                           ----    -----------
NET ASSETS .............................................  100.0%   $35,545,762
                                                          =====    ===========
--------------
* Aggregate cost for federal tax purposes.

FLEXIBLE INCOME PORTFOLIO

   SHARES                                                              VALUE
   ------                                                              -----
INVESTMENT COMPANY SECURITIES - 99.2%
   19,233  WM VT Growth Fund .....................................  $  499,082
  109,663  WM VT Growth & Income Fund ............................   1,990,391
   53,906  WM High Yield Fund ....................................     493,240
  204,065  WM VT Income Fund .....................................   1,967,182
  982,833  WM VT Money Market Fund ...............................     982,833
  816,261  WM VT Short Term High Quality Bond Fund ...............   1,967,190
  200,341  WM VT U.S. Government Securities Fund .................   1,963,342
                                                                    ----------
TOTAL INVESTMENTS (Cost $9,968,937*) .....................   99.2%   9,863,260
OTHER ASSETS AND LIABILITIES (NET) .......................    0.8       78,217
                                                             ----   ----------
NET ASSETS ...............................................  100.0%  $9,941,477
                                                            =====   ==========
--------------
* Aggregate cost for federal tax purposes.

INCOME PORTFOLIO

   SHARES                                                              VALUE
   ------                                                              -----
INVESTMENT COMPANY SECURITIES - 99.7%
   40,437  WM High Yield Fund ....................................  $  369,996
  102,159  WM VT Income Fund .....................................     984,813
  370,485  WM VT Money Market Fund ...............................     370,485
  196,390  WM VT Short Term High Quality Bond Fund ...............     473,300
  122,476  WM VT U.S. Government Securities Fund .................   1,200,266
                                                                    ----------
TOTAL INVESTMENTS (Cost $3,468,747*) .....................   99.7%   3,398,860
OTHER ASSETS AND LIABILITIES (NET) .......................    0.3       10,886
                                                             ----   ----------
NET ASSETS ...............................................  100.0%  $3,409,746
                                                            =====   ==========
--------------
* Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements (unaudited)
WM VARIABLE TRUST

1.  ORGANIZATION AND BUSINESS

The WM Variable Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 29, 1993 as a business entity commonly known as a "Massachusetts business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers fifteen managed investment funds, consisting of ten funds: the Money Market Fund (the "Money Fund"); the Short Term High Quality Bond, U.S. Government Securities and Income Funds (the "Bond Funds"); the Growth & Income, Growth, Bond & Stock, Northwest, Emerging Growth and International Growth Funds (the "Equity Funds"); (collectively the "Funds") and five portfolios: Strategic Growth, Conservative Growth, Balanced, Flexible Income and Income Portfolios (individually a "Portfolio" and collectively the "Portfolios"), to the public through certain variable annuity contracts offered by American General Life Insurance Company ("AG Life"). Through investment in certain of the Funds and WM High Yield Fund (collectively, the "Underlying Funds"), the Portfolios offer a range of asset allocation strategies designed to accommodate different investment philosophies and goals.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the over-the-counter bid prices, or if no sale occurred on such day, at the mean of the current bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Trust's Board of Trustees (the "Board of Trustees").

MONEY FUND:

The investments of the Money Fund are valued on the basis of amortized cost so long as the Board of Trustees determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

THE PORTFOLIOS:

Underlying Funds are valued at their net asset value per share determined as of the close of the New York Stock Exchange on the valuation date.

REPURCHASE AGREEMENTS:

Each Fund or Portfolio may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund or Portfolio would seek to use the collateral to offset losses incurred. There is potential loss in the event the Fund or Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund or Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Fund or Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Each Fund or Portfolio, except for the Money Fund, may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds or Portfolios would assume the role of seller/borrower in the transaction. The Funds or Portfolios may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds or Portfolios have committed to sell are reflected in the Funds' or Portfolios' Statements of Assets and Liabilities. The Funds or Portfolios require the Trust's custodian to segregate liquid assets that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds or Portfolios may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTIONS CONTRACTS:

All Funds and Portfolios, except the Money Fund, may engage in options contracts. The Funds and Portfolios may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency," "Call Options Written on Foreign Currency" and "Call Options Purchased on Stock Indices." These amounts reflect each contract's exposure to the underlying instrument at June 30, 1999. Writing puts and buying calls tends to increase the Funds' and/or Portfolios' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' and/or Portfolios' exposure to the underlying instruments or to hedge other Fund and/or Portfolio investments.

Upon the purchase of a put option or call option by the Funds and/or Portfolios, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund or Portfolio will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds and/or Portfolios will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds and/or Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds and/or Portfolios exercise a call option, the cost of the security purchased will be increased by the premium originally paid.

When the Funds and/or Portfolios write a call option or put option, an amount equal to the premium received by the Funds and/or Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds and/or Portfolios enter into a closing purchase transaction, the Funds and/or Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds and/or Portfolios realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund and/or Portfolio involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds and/or Portfolios may forego the opportunity to profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds and/ or Portfolios may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds and/or Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of a counterparty's inability to perform.

The Funds and the Portfolios, except the Money Fund, may engage in options on foreign currency and options on interest rate futures for hedging transactions. Options on foreign currency and options on interest rate futures act as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' and Portfolios' hedging strategy unsuccessful and could result in a loss to the Funds and Portfolios. In addition, there is the risk that the Funds and Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by Funds and/or Portfolios involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

Except for the Money Fund, all Funds and Portfolios may engage in futures transactions. The Funds and Portfolios may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at June 30, 1999. Buying futures contracts tends to increase the Fund's or Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's or Portfolio's exposure to the underlying instrument, or to hedge other Fund or Portfolio investments.

Upon entering into a futures contract, the Fund or Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund or Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund or Portfolio recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds and Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion arising from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and/or Portfolios and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond, Income, Growth & Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the funds have acquired or hedged through forward foreign currency contracts at June 30, 1999. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The fund's Advisor and/or Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

DOLLAR ROLL TRANSACTIONS:

The Bond Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the funds of securities that they hold with an agreement by the funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The funds are paid a fee for entering into a dollar roll transaction that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those similar securities which the fund is obligated to purchase or that the return earned by the fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds, except for the Money Fund, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Bond and Equity Fund, and up to 10% of the assets of the Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) except for the Money Fund, futures contracts and options, to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) for the Money Fund and Growth & Income Fund certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15%/10% limitation, as applicable, on investments in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discount on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Fund are declared daily and paid monthly. Dividends from net investment income of the Bond Funds and each of the Balanced, Flexible Income and Income Portfolios are declared and paid quarterly. Dividends from net investment income of the Equity Funds and the Strategic Growth and Conservative Growth Portfolios are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund or Portfolio are made annually. Distributions of any net short-term capital gains earned by a Fund or Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterizations of distributions made by each Fund or Portfolio as a whole.

FEDERAL INCOME TAXES:

It is each Fund's and Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Funds or Portfolios are charged directly to that Fund or Portfolio. General expenses of the Trust are allocated to all the Funds or Portfolios based upon the relative net assets of each Fund or Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds.

OTHER:

The Bond Funds may purchase floating rate, inverse floating rate and variable rate obligations. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The fund may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Short Term High Quality Bond, U.S. Government Securities, Emerging Growth and International Growth Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. The Money Fund and Growth & Income Fund may purchase variable rate demand notes. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the funds will be of comparable quality at the time of purchase to rated instruments that may be purchased by such fund, as determined by the Advisor or Sub-advisor. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a fund, the fund may, upon the notice specified in the note, demand payment of the principal and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

3.  INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER
    TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. The Advisor is entitled to a monthly fee based upon a percentage of the average daily net assets of each Fund at the following rates:

                                                                                    FEES ON NET ASSETS             FEES ON
                                                                                       EQUAL TO OR               NET ASSETS
                                                                                        LESS THAN                 EXCEEDING
NAME OF FUND                                                                           $500 MILLION             $500 MILLION
---------                                                                               ---------                 ---------
Money Market Fund ..............................................................          .500%                     .400%
U.S. Government Securities Fund ................................................          .600%                     .500%
Income Fund ....................................................................          .650%                     .500%
Bond & Stock Fund ..............................................................          .625%                     .500%
Northwest Fund .................................................................          .625%                     .500%

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $200 MILLION                FEES ON
                                                               EQUAL TO                AND EQUAL TO              NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
                                                             $200 MILLION              $500 MILLION             $500 MILLION
                                                              ---------                 ---------                 ---------
Short Term High Quality Bond Fund...................             .500%                     .450%                    .400%

                                                                          FEES ON       FEES ON       FEES ON
                                                                         NET ASSETS    NET ASSETS    NET ASSETS
                                                            FEES ON      EXCEEDING     EXCEEDING     EXCEEDING
                                                          NET ASSETS    $100 MILLION  $200 MILLION  $400 MILLION     FEES ON
                                                           EQUAL TO     AND EQUAL TO  AND EQUAL TO  AND EQUAL TO    NET ASSET
                                                         OR LESS THAN   OR LESS THAN  OR LESS THAN  OR LESS THAN    EXCEEDING
                                                         $100 MILLION   $200 MILLION  $400 MILLION  $500 MILLION  $500 MILLION
                                                         -------------  ------------  ------------  ------------  -------------
Growth & Income Fund ...............................        .800%         .750%         .700%         .650%          .575%

                                                                                    FEES ON NET ASSETS
                                                                                       EQUAL TO OR           FEES ON NET ASSETS
                                                                                        LESS THAN                 EXCEEDING
NAME OF FUND                                                                           $25 MILLION               $25 MILLION
---------                                                                               ---------                 ---------
Growth Fund ....................................................................          .950%                     .875%

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $25 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
                                                             $25 MILLION               $500 MILLION             $500 MILLION
                                                              ---------                 ---------                 ---------
Emerging Growth Fund ...............................             .900%                     .850%                    .750%

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $50 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
                                                             $50 MILLION               $125 MILLION             $125 MILLION
                                                              ---------                 ---------                 ---------
International Growth Fund ..........................             .950%                     .850%                    .750%

As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.

WM Shareholder Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to each Fund and Portfolio. For it's services as administrator, each Fund or Portfolio pays the Administrator a monthly fee of 0.18% and 0.15% respectively, of the value of each Fund's or Portfolio average daily net assets.

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived and/or expenses reimbursed by the Advisor for the six months ended June 30, 1999 were as follows:

NAME OF FUND                                FEES WAIVED   EXPENSES REIMBURSED
------------                                -----------   -------------------
Money Market Fund ........................    $15,919           $  --
Northwest Fund ...........................      2,546              --
Strategic Growth Portfolio ...............      3,933             3,250
Conservative Growth Portfolio ............      5,806              --
Balanced Portfolio .......................      5,101              --
Flexible Income Portfolio ................      2,189             2,553
Income Porfolio ..........................        920             3,617

Custodian fees for certain Funds and Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds and Portfolios could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the six months ended June 30, 1999 are shown separately in the Statements of Operations.

4.  TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended or $1,000 per board meeting attended by telephone. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to Plan participants are paid solely out of the Trusts' assets.

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended June 30, 1999 were as follows:

NAME OF FUND                                        PURCHASES        SALES
------------                                        ---------        -----
Short Term High Quality Bond Fund ..............   $  2,406,043   $  3,537,538
U.S. Government Securities Fund ................       --              283,120
Income Fund ....................................       --            1,156,267
Growth & Income Fund ...........................     43,755,662     31,479,259
Growth Fund ....................................    151,293,184    126,246,325
Bond & Stock Fund ..............................      2,769,154        372,116
Northwest Fund .................................      3,392,133      1,057,095
Emerging Growth Fund ...........................      7,029,172     14,025,965
International Growth Fund ......................     34,389,847     59,242,467
Strategic Growth Portfolio .....................      8,459,996      1,050,443
Conservative Growth Portfolio ..................     18,524,822      2,933,899
Balanced Portfolio .............................     30,272,594      6,495,286
Flexible Income Portfolio ......................      9,139,590         66,266
Income Portfolio ...............................      3,129,963        498,876

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the six months ended June 30, 1999 were as follows:

NAME OF FUND                                        PURCHASES        SALES
------------                                        ---------        -----

Short Term High Quality Bond Fund ..............   $ 13,913,796   $  4,426,746
U.S. Government Securities Fund ................     30,089,365      4,726,360
Income Fund ....................................       --              177,670
Bond & Stock Fund ..............................        992,563       --

At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                    TAX BASIS      TAX BASIS
                                                   UNREALIZED     UNREALIZED
NAME OF FUND                                      APPRECIATION   DEPRECIATION
------------                                      ------------   ------------
Short Term High Quality Bond Fund ..............    $    94,829     $  336,599
U.S. Government Securities Fund ................      1,378,694        978,883
Income Fund ....................................      1,114,114      1,446,029
Growth & Income Fund ...........................     35,058,524      4,299,829
Growth Fund ....................................     66,249,466      1,910,940
Bond & Stock Fund ..............................        311,738        134,578
Northwest Fund .................................      1,204,704         80,396
Emerging Growth Fund ...........................      8,054,048      3,340,441
International Growth Fund ......................      8,030,019      2,212,149
Strategic Growth Portfolio .....................      1,005,562         21,906
Conservative Growth Portfolio ..................      1,268,856         12,682
Balanced Portfolio .............................        895,039        202,282
Flexible Income Portfolio ......................         34,232        139,909
Income Portfolio ...............................          2,965         72,852

6.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

7.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, except for the Income Portfolio, including the fees and expenses of registering and qualifying each Portfolio's shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

8.  GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

All Funds, except the U.S. Government Securities Fund, may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

In addition, the Money Fund invests at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until WM Advisors determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may: invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Northwest Fund concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Fund is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

The Strategic Growth Portfolio can invest as much as 50% of its total assets in the Growth Fund and as much as 50% of its total assets in the Emerging Growth Fund, each of which Underlying Funds may invest as much as 35% of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios invest as much as 50% of their total assets in the Growth or Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities including those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The officers and Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. In addition, WM Advisors serves as the investment advisor of each underlying fund and Portfolio. Conflicts may arise as the Advisor seeks to fulfill its fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisors is committed to minimizing the impact of Portfolio transactions on the Underlying Funds.

9.  SUBSEQUENT EVENT

Effective July 1, 1999, The Advisor reduced its Advisory fee, to a flat rate of 0.45%, 0.50% and 0.50%, for the Money Market Fund, the U.S. Government Securities Fund and the Income Fund, respectively.

[Graphic Omitted]

This material is not an offer to sell nor a solicitation to buy the WM Strategic Asset Manager Variable Annuity, WM Advantage Variable Annuity, or shares of the WM Variable Trust. It is not authorized for distribution unless preceded or accompanied by a current prospectus(es) that includes information regarding the risk factors, expenses, policies and objectives of the WM Advantage Variable Annuity and WM Strategic Asset Manager Variable Annuity programs. Please read it carefully before investing. WM Advantage and WM Strategic Asset Manager may not be available for sale in all states.

Shares of the WM Variable Trust are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, the depository institution or any other agency. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM Funds Distributor, Inc.

Member NASD


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